UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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Brighthouse Financial, Inc.
(Name of Registrant as Specified In Its Charter)
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2025

Notice of 2025

Annual Meeting and Proxy Statement

Brighthouse FINANCIAL®

Notice of Annual Meeting of Stockholders	i

Notice of Annual Meeting of Stockholders

On behalf of the Board of Directors, I am honored to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”).

Brighthouse Financial® will hold its Annual Meeting solely by means of remote communication via the internet (a “virtual meeting”). All stockholders as of April 14, 2025 (the “Record Date”) will be able to attend, vote, and participate in the meeting by remote communication. For additional information about participating in the Annual Meeting, see “Attending the Annual Meeting” in the accompanying Proxy Statement.

Date and Time

Thursday, June 12, 2025, at 8:00 a.m., Eastern Time

Meeting Website

www.virtualshareholdermeeting.com/BHF2025

Agenda

At the Annual Meeting, stockholders will consider and vote on the following matters:

1.	Proposal 1: Election of nine (9) Directors to each serve a one-year term ending at the 2026 Annual Meeting of Stockholders;
2.	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2025;
3.	Proposal 3: Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers;
4.	Proposal 4: Approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan; and
5.	Any such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees named in Proposal 1 and “FOR” Proposals 2, 3, and 4. Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

Voting Your Shares

Stockholders of record who hold shares of Brighthouse Financial common stock, par value $0.01 per share (“shares”), as of the close of business on the Record Date are entitled to vote at the Annual Meeting.

You may submit a proxy to vote your shares in advance of the Annual Meeting by any of the following means:

Internet
Please log on to www.ProxyVote.com and submit a proxy to vote your shares by 11:59 p.m., Eastern Time, on Wednesday, June 11, 2025.

Telephone
Please call 1-800-690-6903 to submit a proxy to vote your shares until 11:59 p.m., Eastern Time, on Wednesday, June 11, 2025.

Mail
If you received printed copies of the proxy materials and prefer to submit a proxy to vote your shares by mail, please complete, sign, date, and return your proxy card by mail so that it is received by Brighthouse Financial, Inc., c/o Broadridge Financial Solutions, Inc., prior to the Annual Meeting.

2025 Proxy Statement | Brighthouse Financial

ii	Notice of Annual Meeting of Stockholders

You may also attend and vote at the Annual Meeting.

Annual Meeting
You may attend the Annual Meeting virtually and cast your vote at www.virtualshareholdermeeting.com/BHF2025.

Beneficial owners whose shares are held at a brokerage firm, or by a bank or other nominee, should follow the voting instructions that they received from the nominee (see information in the Proxy Statement under “Beneficial Owners or Holders in Street Name”). Participants in retirement and savings plans should refer to the voting instructions in the Proxy Statement under “Voting by Participants in Retirement Plan.”

This notice is being delivered to the holders of shares as of the close of business on April 14, 2025, the record date fixed by the Board of Directors for the purposes of determining the Brighthouse Financial stockholders entitled to receive notice of, and to vote at, the Annual Meeting, and constitutes notice of the Annual Meeting under Delaware law.

By Order of the Board of Directors,

Jacob M. Jenkelowitz

Corporate Secretary

Charlotte, North Carolina

April 29, 2025

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 12, 2025, at 8:00 a.m., Eastern Time

The accompanying Proxy Statement, our 2024 Annual Report to Stockholders, and additional information about our Annual Meeting are available at http://investor.brighthousefinancial.com by selecting the appropriate link under “Financial Information” or “News & Events.”

Brighthouse Financial | 2025 Proxy Statement

Chairman’s Letter to Our Stockholders	iii

Chairman’s Letter to Our Stockholders

Dear Fellow Stockholders:

On behalf of the Board of Directors, I would like to thank you for your continued support of Brighthouse Financial and your ongoing trust in us to oversee the Company on your behalf. It is my pleasure to present Brighthouse Financial’s 2025 Proxy Statement and cordially invite you to our 2025 Annual Meeting of Stockholders.

2024 was a mixed year for Brighthouse Financial. While management continued to successfully execute its strategy to grow the long-term value of the Company, and the state of the Company remained strong, the Company also experienced some challenges and reported disappointing statutory results.

The Company’s accomplishments in 2024 included maintaining a robust level of holding company liquid assets; continuing to return capital to our stockholders through repurchasing our common stock; delivering record sales of both its Shield® Level Annuities Product Suite (“Shield”) and life insurance; launching new product updates and enhancements; receiving the first deposits from BlackRock’s LifePath Paycheck™, BlackRock’s retirement solution for defined contribution plans for which Brighthouse Financial is one of two annuity providers; and operating at the lowest level of full-year corporate expenses since Brighthouse Financial became an independent, publicly traded company in 2017.

Despite these accomplishments, the Company also delivered statutory results that did not meet its expectations, including a normalized statutory loss that was significantly below plan. While the Company achieved record Shield sales, the growth of its Shield block of business contributed to a strain on statutory results and increased the complexity of the Company’s hedging program. The Company has made significant progress on several strategic initiatives designed to improve capital efficiency, unlock capital, and remain within its target combined risk-based capital (“RBC”) ratio range in normal market conditions. These initiatives include simplifying its variable annuity and Shield hedging strategy, and as of the end of 2024, the Company has fully transitioned to hedging Shield annuity new business on a standalone basis. The Board is pleased with the Company’s progress on its strategic initiatives and is focused on Brighthouse Financial’s financial strategy to maintain its strong financial and capital position.

I would now like to share with you some highlights of the Board’s work in 2024 and our key priorities for 2025.

Strategy and risk oversight. One of the Board’s most important responsibilities is to oversee Brighthouse Financial’s strategy to deliver long-term value for our stockholders. As the Company faces evolving challenges, we remain focused on overseeing the Company’s management of its risks and opportunities. Every year we engage with management in a robust strategic review. In 2024, we discussed Brighthouse Financial’s financial strategy; product and distribution strategy, including the competitive landscape; operations and technology platform, including management of cybersecurity risks; human capital management and succession planning; and investment strategy. A key area of oversight, on which we continue to focus, is the Company’s execution of its strategic initiatives, including the Company’s hedging strategy, reinsurance transactions, and other initiatives that aim to strengthen our statutory capital and deliver positive financial results. For more information on the Board’s oversight of the Company, see “Board Oversight of Strategy” and “Risk Oversight” in this Proxy Statement.

2025 Proxy Statement | Brighthouse Financial

iv	Chairman’s Letter to Our Stockholders

Board composition. As the Company evolves, it is vital that the Board continues to be composed of directors who are qualified to effectively oversee it. We use a skills matrix to regularly assess our composition and to help ensure that the Board, as a whole, contains an appropriate mix of relevant skills, experiences, and backgrounds that allow us to oversee the Company’s strategy and its associated risks and opportunities. For more information on our Board, see “Our Board of Directors: Composition and Qualifications” and “Building our Board of Directors” in this Proxy Statement.

Executive compensation. The Board is committed to implementing an executive compensation program that is based on a pay-for-performance philosophy and that aligns management’s interests with that of the Company’s stockholders. For the 2024 compensation program, we adopted a relative total shareholder return metric as a modifier in the Company’s long-term incentive program. We remain committed to carefully assessing the Company’s compensation program to ensure that it continues to reward and incentivize management for strong performance against its evolving strategic goals. For more information on the key features of our executive compensation program, see “Executive Compensation Program Overview” and “Compensation Discussion and Analysis” in this Proxy Statement.

Corporate governance. The Board regularly assesses the Company’s governance policies and practices to ensure that they continue to protect and promote the long-term value of the Company for our stockholders. In addition, the Board regularly reviews the Company’s governance profile to ensure that it remains appropriate as the governance landscape continues to evolve. For more information on the key features of our Board practices and corporate governance program, see “Board and Corporate Governance” in this Proxy Statement.

Stockholder engagement. The Board places great value on the views of our stockholders and other stakeholders, and engagement with our stockholders is a key component of our corporate governance practices. To that end, the Board actively solicits stockholder feedback and regularly engages with our stockholders to learn their insights on topics that are important to them and to the Company. In 2024, we received valuable feedback about the Board’s composition; corporate governance practices; executive compensation; and human capital matters. For more information on our stockholder engagement program and 2024 stockholder engagement highlights, see “Stockholder Engagement” in this Proxy Statement.

Thank you for choosing to invest in Brighthouse Financial. I and the rest of the Board look forward to engaging with you at our 2025 Annual Meeting. As always, I encourage you to read these proxy materials and to vote your shares.

Sincerely, Chuck Chaplin Chairman of the Board Brighthouse Financial, Inc. April 29, 2025

Brighthouse Financial | 2025 Proxy Statement

Proxy Statement; Contents	1

Proxy Statement

The Board of Directors (the “Board” or the “Board of Directors”) of Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) is providing this Proxy Statement in connection with the Annual Meeting of Stockholders to be held on June 12, 2025, at 8:00 a.m., Eastern Time (the “Annual Meeting”) and at any adjournment or postponement thereof. Stockholders holding shares of common stock, par value $0.01 per share, of the Company (“shares”) as of the close of business on April 14, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. Proxy materials or a Notice of Internet Availability were first made available, sent, or given to the Company’s stockholders on or about April 29, 2025.

Contents

3	Proxy Summary
	3	Proposals for Your Vote
	3	The Brighthouse Financial Story
	4	2024 Highlights
	5	Our Board of Directors: Composition and Qualifications
	8	Stockholder Engagement Highlights
	8	Corporate Governance Highlights
	9	Executive Compensation Program Overview

11	Proposal 1 – Election of nine (9) Directors to each serve a one-year term ending at the 2026 Annual Meeting of Stockholders
	12	The Board of Directors

17	Board and Corporate Governance Practices
	17	Commitment to Effective Corporate Governance
	18	Building Our Board of Directors
	20	Board Leadership Structure
	21	Director Independence
	21	Executive Sessions
	22	Stockholder Engagement
	24	Succession Planning and Talent Management
	24	Board Oversight of Our Strategy
	24	Risk Oversight
	26	Information About Our Board Committees
	27	Director Compensation
	28	2024 Director Compensation Table
	29	Director Stock Ownership Guidelines
	29	Codes of Conduct

30	Our Sustainability Journey

32	Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2025
	33	Fees Paid to Deloitte & Touche LLP
	33	Audit Committee Pre-Approval Policy
	34	Audit Committee Report

36	Proposal 3 – Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers

37	Compensation Discussion and Analysis
	37	Named Executive Officers
	37	CD&A Contents
	37	Section 1 – Executive Summary
	37	The Brighthouse Financial Story and 2024 Highlights
	37	Compensation Philosophy
	38	What’s New With Our 2024 Compensation Program
	39	2024 Say-on-Pay Vote and Stockholder Engagement
	39	Compensation Highlights
	40	CEO Compensation
	40	Planned Changes for 2025
	40	Section 2 – 2024 Executive Compensation Program
	40	2024 Compensation Planning Process
	42	Elements of 2024 Compensation
	42	2024 Target Total Direct Compensation
	45	2024 Short-Term Incentive Awards
	48	2024 Long-Term Incentive Awards
	51	2022 PSU Payouts

2025 Proxy Statement | Brighthouse Financial

2	Contents

	51	Role of the Compensation and Human Capital Committee and Others in Determining Compensation
	52	Section 3 – Additional Compensation Practices and Policies
	52	Stock Ownership and Retention Guidelines
	53	Benefit Plans
	54	Termination and Change of Control Benefits
	54	Stock-Based Award Timing Practices
	55	Tax Deductibility of Executive Compensation
	55	Hedging and Pledging Prohibition
	55	Risk Assessment
	55	Compensation Recovery Policies
	56	Section 4 – 2025 Compensation Program Overview
	56	2024 Say-on-Pay Vote and Stockholder Engagement
	57	2025 STI Program
	57	2025 LTI Program
	57	2025 Target Total Direct Compensation
	58	Compensation Committee Report

59	Compensation Tables
	59	Summary Compensation Table for 2024
	61	Grants of Plan-Based Awards in 2024
	62	Outstanding Equity Awards at 2024 Fiscal Year-End
	65	Option Exercises and Stock Vested in 2024
	65	Nonqualified Deferred Compensation in 2024
	67	Potential Payments Upon Termination or Change in Control
	70	Equity Compensation Plan Information as of December 31, 2024

70	CEO Pay Ratio

71	Pay Versus Performance

74	Certain Relationships and Related Person Transactions
	74	Related Person Transaction Approval Policy
	74	Security Ownership of Certain Beneficial Owners and Management

77	Proposal 4 – Approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

88	The Annual Meeting, Voting, and Other Information
	88	Overview
	88	Attending the Annual Meeting
	89	Directors’ Attendance at the Annual Meeting
	89	Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting
	89	Your Vote is Important
	90	Quorum Requirement
	90	Voting Your Shares
	91	Changing Your Vote or Revoking Your Proxy
	92	Vote Required for Each Proposal
	92	Matters to be Presented
	93	Delivery of Proxy Materials
	93	Proxy Solicitation Costs
	93	Vote Tabulation
	93	Inspector of Election
	93	Results of the Vote
	94	Other Information

96	Forward-Looking Statements

96	Website References

97	Other Financial Disclosures

A-1	Appendix A – Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Plan

Brighthouse Financial | 2025 Proxy Statement

Proxy Summary	3

Proxy Summary

This section summarizes important information contained in this Proxy Statement and in our 2024 Annual Report to Stockholders (the “2024 Annual Report”), but it does not contain all the information that you should consider when casting your vote. Please review the entire Proxy Statement and 2024 Annual Report carefully before voting.

Proposals for Your Vote

Proposal	Board Recommendation	Page

1. Election of nine (9) Directors to each serve a one-year term ending at the 2026 Annual Meeting of Stockholders	FOR each of the Board’s nominees	11

2. Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2025	FOR	32

3. Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	36

4. Approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	FOR	77

The Brighthouse Financial Story

Who We Are

Brighthouse Financial is one of the largest providers of annuities and life insurance in the United States(1), trusted by over 2 million customers(2). Brighthouse Financial became an independent, publicly traded company in August 2017, following our separation (the “Separation”) from MetLife, Inc. (“MetLife”) and the listing of our common stock on The Nasdaq Stock Market LLC (“Nasdaq”).

Our Purpose

We are on a mission to help people achieve financial security. We specialize in products that are designed to help people protect what they’ve earned and ensure it lasts. We are built on a foundation of experience and knowledge, which allows us to keep our promises and provide value to our distribution partners and the clients they serve.

Our Strategy

We believe our focused strategy will generate long-term stockholder value. Our strategy consists of the following core elements, which are fully aligned with our risk appetite:

•  Offering a targeted set of annuity and life insurance solutions that are simpler, more transparent, and provide value to our distribution partners and the clients they serve. We aim to continue to shift our business mix profile over time, with the addition of more cash flow-generating and less capital-intensive new business, along with the runoff of less profitable legacy business.

•  Selling our products through a diverse, well-established network of distribution partners and continuing to build strategic distribution relationships as we further expand our distribution footprint in the United States.

•  Effectively managing our expenses by adopting and maintaining an operating model designed to drive our statutory expense ratio down over time.

•  Maintaining our focus on prudent financial and risk management to protect our balance sheet through a variety of market conditions.

(1) Ranked by 2023 admitted assets. Best’s Review®: Top 200 U.S. Life/Health Insurers. AM Best, 2024. (2) Customer count data is as of March 31, 2024.

2025 Proxy Statement | Brighthouse Financial

4	Proxy Summary

2024 Highlights – Significant Progress on Strategic Initiatives

In 2024, we continued to execute our focused strategy to generate long-term value for our stockholders and made significant progress on our capital-focused strategic initiatives. We maintained our robust liquidity position, continued to return capital to our stockholders through common stock repurchases, delivered record sales of Shield® Level Annuities and life insurance products, and maintained our focus on expense discipline.

Financial and Capital Strength

Prudent Financial Management – our financial and risk management strategy is focused on protecting our statutory balance sheet in adverse market scenarios. Our holding company as well as our life insurance subsidiaries had strong capital positions as of year-end 2024.

Capital and Liquidity Management – our holding company liquid assets remained robust at $1.1 billion as of year-end 2024. Subsequent to the end of year, the holding company contributed $100 million of capital to Brighthouse Life Insurance Company (“BLIC”) to further strengthen BLIC’s combined risk-based capital (“RBC”) ratio.

Statutory Capital – we ended 2024 with $5.4 billion of combined statutory total adjusted capital and a combined RBC ratio of 402%, both reflecting the $100 million capital contribution to BLIC. Our combined RBC ratio as of year end was within our target range of 400% to 450% in normal market conditions.

Normalized Statutory Earnings – generating normalized statutory earnings remains a focus of our financial management strategy. Normalized statutory earnings is used by management to measure our insurance subsidiaries’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. For full year 2024, we had a normalized statutory loss of $1.3 billion, largely driven by increased strain on our statutory results from new business growth.

Capital-Focused Strategic Initiatives – in 2024, we identified and executed several strategic initiatives designed to improve capital efficiency, unlock capital, and remain within our target combined RBC range in normal market conditions. We completed two reinsurance transactions with third parties to reinsure legacy blocks of annuities and life insurance. We also made substantial progress simplifying our variable annuity (“VA”) and Shield® Level Annuities risk management strategy.

Capital Return – we repurchased $250 million of our common stock in full year 2024, reducing shares outstanding relative to year-end 2023 by 8%. As of year-end 2024, we have reduced the number of shares outstanding by over 50% since we began our common stock repurchase program in August of 2018.

Products and Sales

Annuities – we achieved annuity sales of approximately $10 billion, exceeding our 2024 target. Total annuity sales decreased 5% over 2023, primarily driven by lower sales of fixed deferred annuities, partially offset by record sales of Shield® Level Annuities, which increased 12% over 2023, and higher sales of our fixed indexed annuities. We continue to be a leader in the registered index-linked annuity marketplace. In July 2024, we introduced updates to our Shield® Level Annuities Product Suite designed to adapt to changes in the industry and reflect our ongoing focus on meeting clients’ evolving needs.

Life Insurance – our life insurance sales were a record $120 million, exceeding our 2024 target and increasing 18% over 2023. We also launched new enhancements to our Brighthouse SmartCare® life insurance product.

BlackRock’s LifePath PaycheckTM – in April 2024, we joined BlackRock in announcing the availability of BlackRock’s LifePath Paycheck (“LPP”) solution in defined contribution plans. We received our first deposits from LPP and ended the year with LPP account value of $370 million.

Expenses

Corporate Expenses – we maintained our focus on controlling corporate expenses, which were $820 million for full year 2024, down over 7% from 2023. We remain focused on maintaining a disciplined approach to expense management.

For the definition of certain terms and metrics used here and in this Proxy Statement, see “Other Financial Disclosures.”

Brighthouse Financial | 2025 Proxy Statement

Proxy Summary	5

Our Board of Directors: Composition and Qualifications

Our Board is composed of Directors (“Directors”) whose diverse range of skills, experience, backgrounds, and perspectives enables the Board to effectively oversee the Company’s development and execution of the Company’s strategy to deliver long-term value for our stockholders. The Board also believes that it is important to refresh the Board from time to time. Our Board is composed of Directors with a mix of tenures of service. The following table and charts present the composition of our currently serving Board.

Board Composition Summary

Name	Age	Demographic Information	Selected Skills and Qualifications	Principal Professional Experience	Independent	Committee Memberships

Chuck Chaplin Chairman of the Board Director since 2017	68	• Male • Black/ African American	• Senior Leadership • Insurance • Financial Services • Accounting/Financial Reporting • Public Company Board Experience	President, Chief Financial Officer, and Chief Administrative Officer, MBIA Inc. (Retired)	Yes	• Compensation and Human Capital • Executive • Finance and Risk • Nominating and Corporate Governance (Chair)

Steve Hooley Director since 2020	62	• Male • White/Caucasian	• Senior Leadership • IT/Cybersecurity • Financial Services • Accounting/Financial Reporting • Public Company Board Experience	Chairman, Chief Executive Officer, and President, DST Systems (Retired)	Yes	• Audit (Chair) • Executive • Investment

Michael Inserra Director since 2024	63	• Male • White/Caucasian	• Senior Leadership • Insurance • Financial Services • Investments	Partner, Ernst & Young, LLP (Retired)	Yes	• Audit • Investment

Carol Juel Director since 2021	52	• Female • White/Caucasian	• IT/Cybersecurity • Financial Services • Risk Management • Regulation	Executive Vice President, Chief Technology and Operating Officer, Synchrony Financial	Yes	• Audit • Investment

Eileen Mallesch Director since 2018	69	• Female • White/Caucasian	• Accounting/Financial Reporting • Insurance • Financial Services • Investments	Senior Vice President and Chief Financial Officer, Nationwide Mutual Insurance Company (Retired)	Yes	• Compensation and Human Capital • Investment (Chair) • Nominating and Corporate Governance

Diane Offereins Director since 2017	67	• Female • White/Caucasian	• IT/Cybersecurity • Financial Services • Human Capital Management • Regulation	Executive Vice President and President – Payment Services, Discover Financial Services (Retired)	Yes	• Compensation and Human Capital (Chair) • Finance and Risk • Nominating and Corporate Governance

Eric Steigerwalt Director since 2016	63	• Male • White/Caucasian	• Senior Leadership • Insurance • Financial Services • Investments • Risk Management	President and Chief Executive Officer, Brighthouse Financial, Inc.	No	• Executive (Chair)

2025 Proxy Statement | Brighthouse Financial

6	Proxy Summary

Name	Age	Demographic Information	Selected Skills and Qualifications	Principal Professional Experience	Independent	Committee Memberships

Paul Wetzel Director since 2017	65	• Male • White/Caucasian	• Senior Leadership • Financial Services • Regulation • Risk Management	Chairman of the Global Financial Institutions Group, Deutsche Bank Securities Inc. (Retired)	Yes	• Compensation and Human Capital • Finance and Risk (Chair) • Nominating and Corporate Governance

Lizabeth Zlatkus Director since 2024	66	• Female • White/Caucasian	• Senior Leadership • Insurance • Financial Services • Public Company Board Experience • Risk Management	Executive Vice President and Chief Risk Officer, The Hartford Financial Services Group (Retired)	Yes	• Audit • Finance and Risk

Brighthouse Financial | 2025 Proxy Statement

Proxy Summary	7

Board Skills and Experience

Our Board is composed of Directors who possess a mix of skills and experience that we believe align with, and facilitate effective oversight of, Brighthouse Financial’s strategy and risks, including skills and experience related to the financial services and insurance industries; senior leadership; accounting/financial reporting; information technology and cybersecurity; brand and marketing; public company board service; risk management; investments; human capital management; and regulation. The following charts present the number of Director nominees who possess substantive skills or experience in these areas and are based on each Director’s self-evaluation.

Senior Leadership Provides Directors with valuable organizational, strategic planning, and risk management skills to oversee and advise management	Insurance Aids in Director oversight of our strategy, including product development, sales, distribution and financial management
Financial Services Supports Director oversight of various aspects of our business, including product development, marketing, and distribution	Accounting/Financial Reporting Enables Directors to oversee our financial reporting processes and controls
Brand and Marketing Supports oversight of the development and execution of our strategy to build our brand and market our products	Human Capital Management Supports oversight of our talent management, succession planning, and executive compensation practices, as well as activities that support our culture
Information Technology/Cybersecurity Enables Directors to manage and oversee our technology-related strategic objectives and to oversee cybersecurity risk	Investments Facilitates effective management and oversight of our investment portfolio to drive returns and manage investment risk
Regulation Enables Director oversight of our compliance programs and assists the Company in navigating the complex and highly regulated environment in which we operate	Risk Management Facilitates Director oversight of management’s policies and practices to identify, monitor, and manage the complex risks facing our Company
Other Public Company Board Experience Exposes Directors to diverse perspectives, trends, and governance practices that can enhance oversight

2025 Proxy Statement | Brighthouse Financial

8	Proxy Summary

Stockholder Engagement Highlights

In 2024, we continued our robust stockholder engagement program. In the second half of 2024, we reached out to 17 stockholders representing approximately 52% of our shares (at that time) and met with eight stockholders representing approximately 37% of our shares (at that time). Discussions during our engagements focused on our strategy and performance, Board composition, governance practices, human capital management, executive compensation program, and sustainability program. While the engagements are primarily conducted by senior management, our Chairman is available to engage with stockholders and participated in one engagement in 2024.

For additional information about our stockholder engagement program, see “Stockholder Engagement.”

Corporate Governance Highlights

Brighthouse Financial is committed to good governance practices that are intended to protect and promote the long-term value of the Company for our stockholders. The Board regularly reviews our governance profile to ensure that it reflects the evolving governance landscape and appropriately supports and serves the best interests of the Company and our stockholders.

Independent Oversight	Independent Chairman of the Board
Majority of our Board is independent (eight of nine Directors)
All committees of the Board (other than the Executive Committee) (each a “Committee” and collectively, the “Committees”) are composed solely of Independent Directors (as defined below, see “Director Independence”)

Board Effectiveness	Directors possess a deep and diverse set of skills and experience relevant to oversight of our business strategy
Proactive assessment of Director skills and commitment to Director refreshment to ensure the Board continues to meet the Company’s evolving oversight needs
Robust risk oversight framework to assess and manage risks
Comprehensive annual self-assessment of the Board and Committees, including an action plan to implement Directors’ suggestions
Regular executive sessions of the Independent Directors

Responsiveness and Accountability	Robust annual stockholder engagement program
Charter and Bylaws amended to remove supermajority voting requirements to amend certain provisions of our Charter and Bylaws
Majority vote standard adopted for uncontested Director elections
Development and regular review of succession plans for the Chief Executive Officer (the “CEO”) and other members of senior management
Annual assessment of Committee charters and the Board’s Corporate Governance Principles
Annual election of Directors

Brighthouse Financial | 2025 Proxy Statement

Proxy Summary	9

Executive Compensation Program Overview

2024 Executive Compensation Program

The Compensation and Human Capital Committee considered stockholder feedback and the results of our 2023 Say-on-Pay vote in designing our 2024 executive compensation program. Our program is guided by our pay-for-performance philosophy and aligns the compensation opportunities of our Named Executive Officers (“NEOs”) with achievement of the Company’s short- and long-term business goals, as approved by the Board as part of its annual review of Brighthouse Financial’s strategy. Our 2024 executive compensation program remained largely consistent with our 2023 program. Changes to the program are described in the “Compensation Discussion and Analysis.”

Key Components of Our 2024 Executive Compensation Program

Base Salary	• Fixed compensation for service during the year.

Short-Term Incentive Awards

•  Annual cash award based on Company and individual performance.

•  Short-Term Incentive (“STI”) performance metrics measure our achievement of three strategically important corporate goals for the 2024 performance period (weighting):

•  Corporate Expenses (40%) – aligns with our strategic goal of adopting and maintaining an operating model that emphasizes disciplined expense management.

•  Sales (40%) – key driver of revenues and an important indicator of our growth prospects and the strength of our franchise.

•  Normalized Statutory Earnings (20%) – important indicator of financial strength that is used by management to measure our insurance companies’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business.

•  Qualitative assessment of individual performance includes human capital management achievements.

Long-Term Incentive Awards

•  Long-Term Incentive (“LTI”) vehicle mix is weighted more toward performance-based compensation – 70% Performance Share Units (“PSUs”) and 30% Restricted Stock Units (“RSUs”) for the CEO; 60% PSUs and 40% RSUs for our other NEOs.

•  PSU metrics measure our achievement of two strategic goals over the 2024-2026 performance period (weighting):

•  Net Cash Flow to the Holding Company (60%) – measures net capital distributions from Brighthouse Financial’s operating companies, which strengthen our holding company balance sheet and provide management with flexibility to deploy our capital for various purposes, including return of capital to stockholders.

•  Statutory Expense Ratio (40%) – operating efficiency metric that measures both expense management and sales growth, two of our key strategic drivers.

•  Relative total shareholder return (“rTSR”) modifier (±10 percentage points) further aligns PSUs to long-term stockholder value – the sum of our achievement against the PSU metrics over the 2024-2026 performance period may be modified up or down by 10 percentage points.

2025 Proxy Statement | Brighthouse Financial

10	Proxy Summary

Executive Compensation Practices

We are committed to building a compensation program with strong governance features that reflect best practices in the market and are responsive to stockholder feedback. The table below provides a summary of our executive compensation governance practices.

What We Do

Pay-for-Performance. A substantial portion of our NEOs’ Target Total Direct Compensation (“TDC”) is in the form of variable, at-risk elements that reward our executives only if we achieve performance goals that we believe are linked to long-term value creation.

Stock Ownership Guidelines. We have established stock ownership and retention guidelines that require our NEOs to maintain significant stock ownership, thereby aligning their interests with those of our stockholders.

Clawback Policies. We maintain robust compensation recoupment policies (the “Compensation Recovery Policies”) that provide for the mandatory recoupment of erroneously awarded compensation from covered officers in the event of a financial restatement (in accordance with Nasdaq listing standards) and that also allow for the recoupment of incentive and equity compensation earned by executive officers or other employees in the event of certain misconduct or the material inaccuracy of performance metrics.

Minimum Vesting Periods. Equity awards that are subject to achievement of performance goals or that vest based solely on continued service generally have three-year vesting periods (the latter generally at a rate not greater than one-third per year).

Stockholder Engagement. We actively engage with our stockholders on various topics, including our executive compensation program. We recognize the importance of our stockholders’ perspectives in the compensation-setting process and consider their feedback in the design of our compensation program. For example, in response to stockholder feedback received in 2024, the Compensation and Human Capital Committee approved adding an rTSR modifier to the PSU metrics for the 2024-2026 performance period.

Independent Compensation Consultant. Our Compensation and Human Capital Committee has retained Semler Brossy Consulting Group (“Semler Brossy”) as its independent compensation consultant to advise it on our executive compensation program.

Double-Trigger Vesting of Equity Awards Upon a Change of Control. Outstanding awards that are substituted or assumed in a change of control only vest if the NEO is terminated or resigns with good reason.

What We Don’t Do	Gross-ups on Excise Taxes. We do not provide tax gross-up benefits in connection with payments upon a change of control.
Reprice Stock Options. Our equity incentive plans prohibit us from repricing stock options or stock appreciation rights without stockholder approval.
Excessive Perquisites. We provide limited perquisites to our executive officers.
Hedging and Pledging. Our insider trading policy prohibits all employees and Directors from engaging in hedging or pledging transactions in Brighthouse Financial securities.

Brighthouse Financial | 2025 Proxy Statement

Proposal 1 — Election of Directors	11

Proposal 1

Election of nine (9) Directors to each serve a one-year term ending at the 2026 Annual Meeting of Stockholders

Our Board has been carefully and thoughtfully built with a mix of individuals who possess the necessary skills and experience to effectively oversee our business. The Board has nominated the following nine currently serving Directors for election at the Annual Meeting: C. Edward Chaplin; Stephen C. Hooley; Michael J. Inserra; Carol D. Juel; Eileen A. Mallesch; Diane E. Offereins; Eric T. Steigerwalt; Paul M. Wetzel; and Lizabeth H. Zlatkus.

Biographical information for each nominee, including a description of each Director’s skills and qualifications, follows this proposal. For information about our policies and practices related to our Board, see “Board and Corporate Governance Practices.” All nominees serving at the time of our 2024 annual meeting of stockholders attended that meeting.

If elected, all nominees will serve one-year terms that expire at the next annual meeting of stockholders. Unless otherwise instructed, the proxyholders will vote proxies “FOR” the nominees of the Board. Each nominee has consented to being named in this Proxy Statement and agreed to serve if elected. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. However, if any of the Board’s nominees is unable to serve as Director at any point prior to the Annual Meeting or any adjournment or postponement thereof, the Board may reduce the size of the Board or nominate another candidate for election. If the Board nominates a new candidate, unless otherwise provided, the form of proxy attached to this Proxy Statement permits the proxyholders to use their discretion to vote for that candidate.

The Board recommends that you vote “FOR” the election of each of the Director nominees.

2025 Proxy Statement | Brighthouse Financial

12	Proposal 1 — Election of Directors

The Board of Directors

Nominees for Election as Directors for Terms Expiring in 2026

Age: 68 Director since: 2017 Committees: • Compensation and Human Capital • Executive • Finance and Risk • Nominating and Corporate Governance (Chair)

C. Edward (“Chuck”) Chaplin

Chairman of the Board

Independent Director

Skills and Qualifications

Mr. Chaplin is qualified to serve on our Board on the basis of his leadership skills, financial expertise, and deep experience in the insurance industry.

Career Highlights

•  MBIA, Inc., a provider of financial
guarantee insurance (2006 – 2017)

•  President, Chief Financial Officer, and Chief Administrative Officer (2008 – 2016)

•  Vice President and Chief Financial Officer (2006 – 2008)

•  Prudential Financial, Inc., a global insurance and financial services firm (1983 – 2006)

•  Positions of increasing responsibility, culminating with Senior Vice President and Treasurer

Other Public Company Directorships

•  MGIC Investment Corp. (2014 – present)

Past Public Company Directorships

None

Other Experience and Service

•  Rutgers University, Trustee

•  Executive Leadership Council, Member

•  Newark School of the Arts, Trustee Emeritus

Education

•  BA, Rutgers College

•  Master of City and Regional Planning, Harvard University

Age: 62 Director since: 2020 Committees: • Audit (Chair) • Executive • Investment

Stephen C. (“Steve”) Hooley

Independent Director

Skills and Qualifications

Mr. Hooley is qualified to serve on our Board on the basis of his experience as a chief executive officer, expertise in technology and financial services, and public company board experience.

Career Highlights

•  DST Systems, Inc., a provider of information processing software and services (2009 – 2018)

•  Chairman, Chief Executive Officer and President (2014 – 2018)

•  President and Chief Executive Officer
(2012 – 2014)

•  President and Chief Operating Officer
(2009 – 2012)

•  State Street Corporation, a financial services company (1992 – 2009)

•  Various leadership positions, culminating as Chief Executive Officer and President, Boston Financial Data Services Corporation, a financial services company which was a joint venture between State Street Corporation and DST Systems (2004 – 2009)

Other Public Company Directorships

•  Q2 Holdings, Inc. (2020 – present)

Past Public Company Directorships

•  Legg Mason Inc. (2019 – 2020)

•  DST Systems, Inc. (2012 – 2018)

•  Stericycle Inc. (2019 – 2024)

Education

•  BS, Worcester Polytechnic Institute

Brighthouse Financial | 2025 Proxy Statement

Proposal 1 — Election of Directors	13

Age: 63 Director since: 2024 Committees: • Audit • Investment

Michael J. Inserra

Independent Director

Skills and Qualifications

Mr. Inserra is qualified to serve on our Board on the basis of his deep experience in the financial services industry and accounting and audit services as well as his strong leadership skills and operational expertise.

Career Highlights

•  Independent consultant (2021 – present)

•  Ernst & Young LLP, an accounting and professional services firm (1983 – 2008, 2010 – 2021)

•  Partner (1993 – 2021)

•  Americas Deputy Managing Partner
(2015 – 2020)

•  Vice Chair and Managing Partner, Financial Services Organization (2013 – 2015)

•  Moore Capital Management, a private global investment firm (2008 – 2010)

Other Public Company Directorships

None

Past Public Company Directorships

None

Other Experience and Service

•  Brighthouse Life Insurance Company of NY, an indirect wholly owned subsidiary of Brighthouse Financial (“BLICNY”) (2021 – 2024)

•  Certified Public Accountant

•  American Institute of Certified Public Accountants, Member

•  New York State Society of Certified Public Accountants, Member

•  Fordham University Gabelli School of Business, Advisory Board

Education

•  BS, Fordham University

Age: 52 Director since: 2021 Committees: • Audit • Investment

Carol D. Juel

Independent Director

Skills and Qualifications

Ms. Juel is qualified to serve on our Board on the basis of her background as a senior technology and operations executive with deep technology, cybersecurity, and financial services experience.

Career Highlights

•  Synchrony Financial, a financial services company (2014 – present)

•  Executive Vice President, Chief Technology and Operating Officer (2021 – present)

•  Executive Vice President, Chief Information Officer (2014 – 2021)

•  General Electric Company, a multinational conglomerate (2004 – 2014)

•  Chief Information Officer, GE Capital Retail Finance (2011 – 2014)

•  Vice President, Information Technology, GE Money (2004 – 2011)

•  Accenture, a professional services and consulting company (1995 – 2004)

•  Senior Manager, Financial Services

Other Public Company Directorships

None

Past Public Company Directorships

None

Other Experience and Service

•  Girls Who Code, Chair, Board of Directors

•  College of the Holy Cross, Trustee

Education

•  BA, College of the Holy Cross

2025 Proxy Statement | Brighthouse Financial

14	Proposal 1 — Election of Directors

Age: 69 Director since: 2018 Committees: • Compensation and Human Capital • Investment (Chair) • Nominating and Corporate Governance

Eileen A. Mallesch

Independent Director

Skills and Qualifications

Ms. Mallesch is qualified to serve on our Board on the basis of her financial expertise, experience in the insurance industry, and public company board experience.

Career Highlights

•  Nationwide Mutual Insurance Company, a U.S. insurance and financial services company
(2005 – 2009)

•  Senior Vice President and Chief Financial Officer of property and casualty insurance business

•  General Electric, a multinational conglomerate (1998 – 2005)

•  Senior Vice President and Chief Financial Officer of Genworth Financial Life Insurance Company
(2003 – 2005)

•  Vice President and Chief Financial Officer of GE Financial Employer Services Group
(2000 – 2003)

•  Controller, GE Americom (1998 – 2000)

•  Asea Brown Boveri, Inc., a multinational power and automation technologies company (1993 – 1998)

•  International Business Area Controller, Energy Ventures

•  PepsiCo, Inc., a multinational food and beverage company (1988 – 1993)

•  Arthur Andersen, a professional services firm (1985 – 1988)

Other Public Company Directorships

•  Arch Capital Group Ltd. (2021 – present)

•  Fifth Third Bancorp (2016 – present)

Past Public Company Directorships

•  State Auto Financial Corporation (2010 – 2021)

•  Libbey Inc. (2016 – 2020)

•  Bob Evans Farms, Inc. (2008 – 2018)

Other Experience and Service

•  American Institute of Certified Public Accountants, Member

Education

•  BS, City University of New York (CUNY)

Age: 67 Director since: 2017 Committees: • Compensation and Human Capital (Chair) • Finance and Risk • Nominating and Corporate Governance

Diane E. Offereins

Independent Director

Skills and Qualifications

Ms. Offereins is qualified to serve on our Board on the basis of her deep financial services, information technology, and cybersecurity experience.

Career Highlights

•  Discover Financial Services, a direct banking and payment services company (1998 – 2023)

•  Executive Vice President and President, Payment Services
(2010 – 2023)

•  Executive Vice President, Payment Services (2008 – 2010)

•  Executive Vice President and Chief Technology Officer (1998 – 2008)

Other Public Company Directorships

•  Flywire Corporation (2023 – present)

Past Public Company Directorships

•  West Corporation (2015 – 2017)

Other Experience and Service

•  Lendbuzz Insurance, LLC, Board of Directors (2024 – present)

•  Bluecode, Board of Directors
(2023 – present)

•  The Chicago Network, former Chair

•  Children’s Home + Aid, Member, Board of Trustees

Education

•  BBA, Loyola University, New Orleans

Brighthouse Financial | 2025 Proxy Statement

Proposal 1 — Election of Directors	15

Age: 63 Director since: 2016 Committees: • Executive (Chair)

Eric T. Steigerwalt

President and Chief Executive Officer

Skills and Qualifications

Mr. Steigerwalt is qualified to serve on our Board on the basis of his deep knowledge of our business, extensive experience in the insurance industry, leadership skills, and broad knowledge of corporate strategy, finance, and investments.

Career Highlights

•  Brighthouse Financial, Inc. (2016 – present)

•  President and Chief Executive Officer

•  MetLife, Inc., a global insurance and financial services company (1998 – 2017)

•  Executive Vice President, U.S. Retail (2012 – 2017)

•  Executive Vice President and Interim Chief Financial Officer (2011 – 2012)

•  Executive Vice President, Chief Financial Officer of U.S. Business (2010 – 2011)

•  Senior Vice President and Chief Financial Officer of U.S. Business (2009 – 2010)

•  Senior Vice President and Treasurer (2007 – 2009)

•  Senior Vice President and Chief Financial Officer of Individual Business (2003 – 2007)

•  AXA S.A., a financial services and insurance company (1993 – 1998)

Other Public Company Directorships

•  FTI Consulting, Inc. (March 2025 – present)

Past Public Company Directorships

None

Other Experience and Service

•  American Council of Life Insurers (2018 – present)

•  Member, Board of Directors

•  Member, Consumer and Tax Steering Committees

Education

•  BA, Drew University

2025 Proxy Statement | Brighthouse Financial

16	Proposal 1 — Election of Directors

Age: 65 Director since: 2017 Committees: • Compensation and Human Capital • Finance and Risk (Chair) • Nominating and Corporate Governance

Paul M. Wetzel

Independent Director

Skills and Qualifications

Mr. Wetzel is qualified to serve on our Board on the basis of his extensive experience advising financial services firms and knowledge of investment banking and corporate strategy.

Career Highlights

•  Deutsche Bank Securities Inc., a subsidiary of global investment bank and financial services firm Deutsche Bank AG (“Deutsche Bank”)
(2009 – 2016)

•  Chairman, Global Financial Institutions Group (2013 – 2016)

•  Head of the Japan Investment Banking Coverage and Advisory Group
(2011 – 2013)

•  Other positions of increasing responsibility at Deutsche Bank or its subsidiaries

•  Merrill Lynch & Co., Inc., a global investment bank and financial services firm (1992 – 2009)

•  Positions of increasing responsibility in investment banking with a focus on financial institutions

Other Public Company Directorships

None

Past Public Company Directorships

None

Other Experience and Service

•  Eleven Canterbury, Consultant
(2021 – present)

•  Rockefeller Capital Management, Consultant (2018 – present)

•  National Association of Corporate Directors, Board Leadership Fellow

Education

•  BS, Business Administration, State University of New York at Buffalo

•  MBA, Finance and Accounting, University of Chicago Graduate School of Business

Age: 66 Director since: 2024 Committees: • Audit • Finance and Risk

Lizabeth H. Zlatkus

Independent Director

Skills and Qualifications

Ms. Zlatkus is qualified to serve on our Board on the basis of her deep experience in the insurance industry, financial expertise, and public company board experience.

Career Highlights

•  The Hartford Financial Services Group, an investment and insurance company (1983 – 2011)

•  Various leadership positions, culminating as Executive Vice President and Chief Risk Officer
(2010 – 2011), Executive Vice President and Chief Financial Officer (2008 – 2010), and President, International and Group Benefits Divisions (2006 – 2008)

Other Public Company Directorships

•  Pathward Financial, Inc. (f/ Meta Financial Group) (2021 – present)

•  AXIS Capital Holdings Limited
(2019 – present)

Past Public Company Directorships

•  Boston Private Financial Holdings, Inc.
(2015 – 2021)

•  Indivior PLC (2016 – 2019)

•  DXC Technology Company
(2016 – 2017)

•  Legal & General Group plc (2013 – 2016)

Other Experience and Service

•  The Connecticut Science Center, Member, Board of Trustees, former Chair

Education

•  BS, Penn State University

Brighthouse Financial | 2025 Proxy Statement

Board and Corporate Governance Practices — Commitment to Effective Corporate Governance	17

Board and Corporate Governance Practices

We believe effective corporate governance policies and practices will help Brighthouse Financial deliver sustainable, long-term value for our stockholders.

These policies and practices are contained in our governance documents, including our Charter, Bylaws, Corporate Governance Principles, and Committee charters. This section describes the key features of our Board practices and corporate governance program. The Board believes a balanced governance profile will help the Company deliver sustainable long-term value for our stockholders. The Board continually assesses our governance profile to ensure that it remains appropriate as we continue to evolve over time. Our practices are aligned with the corporate governance principles set out by the Investor Stewardship Group for U.S.-listed companies.

Commitment to Effective Corporate Governance

Board Accountability to Stockholders

Annual Director Election – All Directors are elected annually for one-year terms.

Majority Voting Standard – Majority voting standard for uncontested Director elections was adopted in early 2023.

No Poison Pill – We do not have a shareholder rights plan (“poison pill”).

Board Oversight – The Chairman’s letter to stockholders provides our stockholders with insight into the Board’s oversight objectives and priorities (see “Chairman’s Letter to Our Stockholders”).

Independence – Eight of our nine currently serving Directors (all except the Director who also serves as our President and CEO) are independent.

Stockholder Rights

Supermajority Requirement – Our Charter and Bylaws were recently amended to remove the supermajority vote requirement to amend certain provisions of the Charter and Bylaws.

One Share, One Vote – We have one class of common stock, and all stockholders have one vote per share.

Board Responsiveness to Stockholders / Proactive Understanding of Stockholder Perspectives

Stockholder Engagement Process – We continue to engage with stockholders representing a significant percentage of our shares to discuss our strategy and performance, Board composition, governance practices, sustainability program, executive compensation program, and human capital management. The Board considers stockholder feedback as part of its annual review of our governance and executive compensation policies and practices.

Strong, Independent Leadership Structure

Board Leadership – The Board is led by an independent Chairman, with robust and clearly defined duties and responsibilities (see “Board Leadership Structure”).

Independent Committee Leadership – All Committees (other than the Executive Committee) are chaired by Independent Directors.

Annual Review – On an annual basis, the Board evaluates and considers the appropriateness of its leadership structure as Brighthouse Financial evolves over time.

2025 Proxy Statement | Brighthouse Financial

18	Board and Corporate Governance Practices — Building Our Board of Directors

Board Effectiveness

Director Skills – Directors possess a deep and diverse set of skills and experience relevant to oversight of our strategy.

Committee Composition and Responsibilities – All Committees (except for the Executive Committee) are composed solely of Independent Directors and have written charters that set forth robust and clearly defined oversight responsibilities.

Overboarding Policy – Our Board overboarding policy helps ensure that all Directors are able to commit the time necessary to meet their duties and responsibilities (see “– Building Our Board of Directors – Director Criteria and Nomination Process – Other Directorships”).

Board Succession Planning and Refreshment – Proactive assessment of Director skills, mandatory retirement policy, and a commitment to Director refreshment help facilitate succession planning and ensure that the Board meets the Company’s evolving oversight needs.

Annual Board and Committee Assessments – The Board conducts an annual self-assessment process that considers the effectiveness of the Board (collectively), each Committee, and each individual Director.

Attendance – In 2024, each Director attended at least 75% of the aggregate of the total number of meetings of the Board and the Committees on which he or she served.

Align Management Incentive Structures with the Company’s Long-Term Strategy

Pay-for-Performance – Our compensation program is rooted in a pay-for-performance philosophy that incentivizes and rewards our management for achievement of performance metrics that are aligned with key strategic goals (see “Compensation Discussion and Analysis”).

Alignment with Company Strategy – Short- and long-term incentive programs are designed to reward financial and operational performance that supports our strategic objectives.

Say-on-Pay Results – Our Say-on-Pay proposal received approximately 98.7% stockholder support in 2024 (including abstentions).

Annual Review of Compensation Program – The Compensation and Human Capital Committee annually reviews and approves our incentive program design, goals, and objectives for alignment with compensation and business strategies.

Alignment with Financial Plan – Our incentive compensation performance metrics are directly tied to, and derived from, our financial plan.

Pay-for-Performance – Our compensation program is rooted in a pay-for-performance philosophy that incentivizes and rewards our management for achievement of performance metrics that are aligned with key strategic goals (see “Compensation Discussion and Analysis”).

Building Our Board of Directors

The Board oversees Brighthouse Financial on behalf of our stockholders. The Board has adopted the following key policies and practices to guide it in building a skilled and well-qualified body that we believe is able to effectively fulfill its duties and responsibilities to our stockholders.

Brighthouse Financial | 2025 Proxy Statement

Board and Corporate Governance Practices — Building Our Board of Directors	19

Director Criteria and Nomination Process

•

Board Membership Criteria – The Nominating and Corporate Governance Committee leads the search for, and recommends, candidates to serve on the Board based on their skills, professional experience, judgment, and background. All candidates must possess high integrity and be able to meet the demands of serving on our Board.

•

Director Qualifications – In seeking qualified director candidates, the Nominating and Corporate Governance Committee, which is chaired by our Chairman, in consultation with the CEO and the other members of the Board, seeks individuals who possess the skills, experience, and background appropriate for overseeing the development and execution of Brighthouse Financial’s business strategy. The Board has identified the following qualifications, among others, in considering director candidates: financial services or insurance industry experience; senior management leadership experience; accounting and financial reporting experience; information technology and cybersecurity expertise; brand management and marketing experience; public company board experience; risk management expertise, including in the areas of market, liquidity, and cybersecurity risk; investments expertise, including oversight of strategic asset allocation and portfolio construction; experience in human capital management; regulatory expertise; commitment to Brighthouse Financial’s values; and diversity of experience and backgrounds.

•

Director Independence – At least a majority of the Board must be Directors who satisfy applicable independence standards. To determine independence, the Nominating and Corporate Governance Committee and the Board consider independence requirements under Nasdaq listing rules, applicable rules promulgated by the U.S. Securities and Exchange Commission (“SEC”), as well as other factors that contribute to effective oversight and decision-making by the Board.

•

Other Directorships – The Board believes that Directors must have requisite time to devote sufficient attention to their duties and responsibilities. Our overboarding policy (as described in our Corporate Governance Principles) provides that: (1) Directors should not serve on more than three other public company boards; (2) Independent Directors who serve as chief executive officer of another public company and also serve on that company’s board of directors should not serve on any additional public company board other than our Board; and (3) Directors who serve on more than three public company audit committees should not serve on our Audit Committee if their ability to effectively serve on our Audit Committee is impaired, as determined by the Chair of the Nominating and Corporate Governance Committee and the Board. Directors must confirm the absence of, or disclose, any material actual or potential conflict of interest, and receive the consent of the Chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on the board or committee of another public company. Directors are also required to inform the Chair of the Nominating and Corporate Governance Committee before joining the board of a private, non-profit, or other type of organization. Each of our Directors is in compliance with the limits set forth within our Corporate Governance Principles.

•

Director Nomination Process – Nominations for election as a Director at our annual meetings may be made by our Board in the Company’s notice of meeting or any supplement thereto, or by a stockholder or stockholders in compliance with the stockholder nomination requirements set forth in our Bylaws. Our Board nominates Director nominees upon the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board may identify potential nominees through a variety of means, including recommendations and referrals from current Directors, management, and stockholders. The Nominating and Corporate Governance Committee also uses professional search firms to help identify and assess potential nominees. In recommending candidates for nomination by the Board, the Nominating and Corporate Governance Committee takes into consideration the candidate’s skills, professional experience, judgment, and background, Nasdaq listing requirements, the ability of candidates to enhance the effectiveness of our Board as a whole, and any other criteria the Board may establish from time to time. The Nominating and Governance Committee will consider candidates recommended by stockholders, and our stockholders may bring Director nominations before an annual meeting of our stockholders by following the procedures described in our Bylaws. For more information on how and when to submit a nomination for future annual meetings, see “Other stockholder proposals and director nominations.”

2025 Proxy Statement | Brighthouse Financial

20	Board and Corporate Governance Practices — Board Leadership Structure

Board Refreshment, Assessment, and Ongoing Education

•

Board Refreshment – The Board recognizes it must refresh its composition to address Brighthouse Financial’s oversight needs as the Company evolves over time. Our Board consists of Directors with a mix of tenures of service. The Board believes that long-serving directors bring valuable experience based on their familiarity with the successes and challenges the Company has faced over the years, while newer directors contribute new and diverse perspectives. The Nominating and Corporate Governance Committee and Board annually review the skills and experience the Board needs to best oversee Brighthouse Financial’s strategy. The Nominating and Corporate Governance Committee leads a Director self-evaluation process in which each Director ranks his or her expertise and experience in a number of key areas that are relevant to service on our Board. The Nominating and Corporate Governance Committee considers the Directors’ self-evaluations in analyzing the aggregate representation of skills on the Board. In accordance with our mandatory retirement policy, one Director retired from the Board as of the 2020 annual meeting and one Director retired from the Board as of the 2023 annual meeting.

•

Assessing the Board’s Performance – The Board views its annual self-assessment as an important tool for candid evaluation of its composition, performance, and proper functioning, as well as an important component of our Board refreshment strategy. The Nominating and Corporate Governance Committee oversees the assessment process, including the topics and areas to be addressed during the assessment. For 2024, each Director completed assessments of the Board’s and each Committee’s effectiveness, including with respect to Board and Committee composition; the quality of meeting materials and discussions during Board and Committee meetings; appropriateness of meeting agenda topics; and interactions with management. Each Director also provided feedback on the other Directors. The Nominating and Corporate Governance Committee reviewed and reported the results of the assessments to the full Board and to management. Key areas discussed as part of the 2024 self-assessment process included focus areas of oversight relevant to the Company’s evolving risks and opportunities and board succession planning. The Board continues to address any issues and implement constructive suggestions raised in the self-assessments to further enhance its effectiveness.

•

Mandatory Retirement Age – Our Corporate Governance Principles state that Directors may not stand for reelection or be appointed to the Board after reaching the age of 72. The Board may approve exceptions to this policy. We have not adopted term limits for our Directors.

•

Director Orientation and Continuing Education – The Board views orientation and continuing education as vital tools for building an effective Board. We provide all new Directors with an orientation program when they join the Board. The orientation consists of presentations by our senior management to familiarize the Directors with our business, operations, financial condition, risk management, and governance, as well as Directors’ legal duties and requirements. We also encourage, and will provide funding for, both new and longer-serving Directors to attend continuing education programs delivered by third parties to develop and enhance their skills and knowledge. We also incorporate continuing education into our regular Board and Committee meetings from time to time.

•

Attendance at Meetings – Directors are expected to regularly attend meetings of the Board and the Committees of which they are members, and to spend the time needed outside of meetings to keep themselves informed about Brighthouse Financial’s business and operations. In 2024, the Board held seven meetings, and the Committees held a total of 34 meetings. Each Director attended at least 75% of the aggregate of the total number of meetings of the Board and the Committees on which he or she served.

Board Leadership Structure

The Board has determined that having an independent Chairman leading the Board is the best board leadership structure for Brighthouse Financial at this time. This structure enhances the Board’s ability to exercise independent oversight of Brighthouse Financial’s management on behalf of its stockholders. Separating the roles of the Chairman and the CEO allows each to focus on their respective duties. The Board believes it is important to retain its flexibility to allocate the responsibilities of the Chairman and will continue to evaluate the best leadership structure for Brighthouse Financial as it evolves.

Brighthouse Financial | 2025 Proxy Statement

Board and Corporate Governance Practices — Director Independence; Executive Sessions	21

The Board has elected Mr. Chaplin to serve as Chairman on the basis of his independence from management; experience as president, chief financial officer, and chief administrative officer of a major financial services company; experience as a director of a public company; leadership skills; and ability to devote the time and effort to effectively oversee Brighthouse Financial. Mr. Steigerwalt, Brighthouse Financial’s President and CEO, also serves as a Director. Mr. Steigerwalt works closely with the Chairman to help focus the Board on matters of strategic importance for Brighthouse Financial.

Our Chairman’s duties and responsibilities focus on promoting sound corporate governance practices, fostering a culture of effective oversight on behalf of our stockholders, and overseeing management’s development and execution of the Company’s business strategies as well as the Company’s enterprise risk program. These duties and responsibilities include:

•	providing thought leadership for the Board through understanding the views of our Directors, stockholders, and management;
•	representing the Board in engagements with our stockholders;
•	setting the agenda for Board meetings, with input from the CEO;
•	presiding over Board meetings and executive sessions of the Independent Directors;
•	promoting effective communication and serving as the primary conduit among the Board as well as the CEO and other members of management;
•	setting the tone of Board discussions to promote a Board culture of the highest level of integrity, active engagement, open communication, constructive debate, and effective decision-making;
•	establishing a close relationship of trust with the CEO by providing support and advice while respecting the executive responsibility of the CEO;
•	consulting with the Compensation and Human Capital Committee in its oversight of CEO and senior management succession planning; and
•

as Chair of the Nominating and Corporate Governance Committee, reviewing Committee and Committee chair assignments, leading recruitment of Director candidates, and overseeing annual evaluations for the Board and its Committees.

Director Independence

Our Board annually considers whether our Directors are independent in accordance with applicable Nasdaq and SEC rules. An “Independent Director” is a Director whom the Board has affirmatively determined (i) is independent of management and free from any material relationship with the Company and its subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company or its subsidiaries) that would interfere with the exercise of the Director’s independent judgment as a member of the Board and (ii) meets the independence standards for directors set forth in the Nasdaq listing standards and applicable SEC rules. Our Board has determined that all our Directors, with the exception of Mr. Steigerwalt, our President and CEO, are Independent Directors. In making this determination, the Board considers relevant information provided by the Directors about their and their family members’ business and professional relationships with Brighthouse Financial and with entities that conduct business with Brighthouse Financial.

Executive Sessions

As part of our Board meetings, the Independent Directors meet regularly (and at least twice annually) in executive session without management present. The Chairman presides over these executive sessions. In addition, each Committee typically holds an executive session as part of its regular meeting, which is presided over by the Committee Chair.

2025 Proxy Statement | Brighthouse Financial

22	Board and Corporate Governance Practices — Stockholder Engagement

Stockholder Engagement

Our Board, primarily through our Nominating and Corporate Governance Committee, has overseen management’s development and execution of a robust and proactive stockholder engagement program. In our engagements, we aim to foster constructive dialogue in which we communicate the perspectives of management and the Board on the issues that are important to our stockholders and solicit our stockholders’ insights and feedback, which the Board considers in developing our governance and compensation practices. Our stockholder engagement program comprises a year-round cycle of communication, feedback, and action, which is described in the following diagram.

Stage 1 Assessment and Engagement Planning

•  Our Board and Committees review the outcome of votes on proposals during our annual meeting, as well as feedback received from our stockholders.

•  Our Board and Committees review governance and compensation trends at peer and other comparable companies.

•  The Board and Committees discuss our stockholder engagement plan, including topics for discussion and areas for stockholder feedback.

Stage 2 Engagement

•  We invite stockholders and proxy advisory firms to engage with us.

•  During our meetings, we discuss and solicit feedback on our strategy, governance, executive compensation, sustainability program, and other areas of importance to our stockholders.

Stage 3 Review Feedback and Take Action

•  The Board and Committees consider stockholder feedback as part of their annual review of our governance and compensation policies and practices, as well as their oversight of our strategy, sustainability program, and other areas that are important to our stockholders. Potential changes are discussed and may be implemented.

•  We aim to enhance our sustainability disclosures to communicate our activities in areas that are most significant to our Company and to address stockholder feedback.

Stage 4 Proxy Statement and Annual Meeting

•  We draft our proxy statement to disclose and communicate our governance and compensation practices, elect Directors, and seek stockholder approval of certain matters.

•  After we file our proxy statement, we contact our stockholders and invite them to engage on any issues relating to the annual meeting.

2024-2025 Engagement – In the second half of 2024, we invited 17 of our stockholders, representing approximately 52% of our shares (at that time), to engage with us and met with eight of those stockholders, representing approximately 37% of our shares (at that time). In each engagement, we discussed and solicited feedback on our strategy and performance, Board composition, governance practices, and executive compensation program. We also discussed our sustainability journey, including how we are assessing the areas that are most significant to our Company.

Brighthouse Financial | 2025 Proxy Statement

Board and Corporate Governance Practices — Stockholder Engagement	23

The following table highlights feedback we received from our stockholders, which our Corporate Secretary and other members of management discussed with the Board, the Nominating and Corporate Governance Committee, and the Compensation and Human Capital Committee, and how we have addressed it (for a detailed discussion of stockholder feedback regarding our executive compensation program, see “Compensation Discussion and Analysis – Section 4 – 2025 Compensation Program Overview”).

Topic	What we heard	What we’re doing
Board Composition

•  Our Board composition reflects our strong focus on effective strategy oversight, including an appropriate mix of skills, experiences, and backgrounds.

•  Brighthouse Financial has a thoughtful approach to Board composition and refreshment.

•  Enhanced disclosures provide insight into the alignment of Directors skills to Company strategy.

•  Our Director recruitment and assessments practices focus on ensuring that Directors have the skills and background to effectively oversee the execution of Brighthouse Financial’s strategy (see “– Building Our Board of Directors”).

Governance

•  Brighthouse Financial has a reasonable and balanced governance profile.

•  Brighthouse Financial should continue to regularly assess its governance practices to ensure that they remain appropriate over time.

•  The changes to the Brighthouse Financial governance profile over the last few years are positive and reflect a thoughtful approach to the assessment of the Company’s governance practices and alignment with the evolution of the Company.

• Our Board regularly reviews our governance practices and considers the advisability of making any changes.
Sustainability

•  Brighthouse Financial continues to advance in its sustainability journey through practices and disclosures in areas the Company believes are important to its sustainable growth strategy, such as human capital management, inclusion and belonging, cybersecurity, and climate risk.

•  Brighthouse should continue to enhance its disclosures over time.

•  The annual Corporate Sustainability Report, which is located at www.brighthousefinancial.com/about-us/ corporate-responsibility, provides comprehensive information about our sustainability program and progress (see “Our Sustainability Journey”), including data that aligns with Sustainability Accounting Standards Board (“SASB”) and Task Force on Climate-related Financial Disclosures (“TCFD”) frameworks.

•  The 2024 Corporate Sustainability Report, which will be published later this year.

2025 Proxy Statement | Brighthouse Financial

24	Board and Corporate Governance Practices — Succession Planning and Talent Management; Board Oversight of Our Strategy; Risk Oversight

Succession Planning and Talent Management

Succession planning and oversight of our talent management practices, including our efforts to promote inclusion and belonging at all levels of the organization, are central to the Board’s responsibilities. The Compensation and Human Capital Committee oversees the Company’s succession plans for the CEO and other members of senior management, including management’s development of a strong pipeline of potential successors for leadership positions. The full Board discusses, at least annually, the Company’s succession plans for the CEO and other key executives, including identifying potential candidates to succeed the CEO, both in cases of orderly succession and in the event of an emergency or unexpected departure. To support talent development and allow the Board to meet and assess potential successors, non-executive officers and mid-level management regularly participate and make presentations in Board and Committee meetings. The Board also meets in executive session to discuss whether the Company has the managerial talent to replace current executives should the need arise.

Board Oversight of Our Strategy

One of the Board’s most important duties is to oversee our strategy to grow the Company and deliver long-term value for our stockholders. The Board devotes at least one entire meeting annually to a review of the Company’s strategy, and throughout the year, it discusses key strategy topics with management. In 2024, the Board and senior management engaged in constructive dialogue regarding our multiyear strategic and financial plan, including the following key topics:

•	our product, sales, and marketing and distribution strategy and plans, as well as the competitive landscape in which we operate;
•	our financial plan, including capital return and other financial drivers and goals;
•	human capital matters, including our workforce strategy, talent development, succession planning, and maintaining our strong culture;
•	our operations and technology platform;
•	our investment strategy; and
•	our financial and risk profile in various market scenarios.

Risk Oversight

We believe effective risk oversight is fundamental to our strategy to deliver sustainable, long-term value for our stockholders. Our Board, with the assistance of the Committees, oversees the development and execution of our business strategies to help ensure that risks are appropriately managed and that our business plans align with our risk appetite. The Board and the Committees review and approve our risk appetite statement, review our significant risk policies, and regularly discuss with management our performance against risk targets and limits.

Our Board and committees use an integrated approach to overseeing risk and share oversight of certain risks, including the following:

•

Strategic Risk – in connection with its annual review of our strategy and ongoing oversight of our performance against such strategy, the Board oversees the management of strategic risks. In its discussions with the Board, senior management, including the CEO, Chief Financial Officer (“CFO”), Chief Investment Officer, Chief Risk Officer (“CRO”), and Chief Distribution and Marketing Officer, reviews the key risks relating to the execution of our strategy and describes management’s activities to identify, assess, and mitigate such risks.

•

Enterprise Risk – in connection with each regular meeting of the Board and the Committees, the CRO prepares an enterprise risk report that communicates our risk profile and our performance against targets and limits in key risk areas, including macro, credit, market, liquidity, operational, model, information technology and cybersecurity, third-party, and emerging risks. The CRO, or the CRO’s designee, also periodically reports to the Board on key risks and to the Committees on risk topics within the scope of the Committees’ respective responsibilities.

•

Cybersecurity Risk – the Audit Committee is primarily responsible for overseeing information technology and cybersecurity risks (as part of its oversight of operational risk), and the Board continues to be actively engaged with respect to these risks. The Audit Committee and/or the Board generally meet with our Chief Technology Officer

Brighthouse Financial | 2025 Proxy Statement

Board and Corporate Governance Practices — Risk Oversight	25

(“CTO”) and Chief Information Security Officer (“CISO”) on a quarterly basis to review our information technology and cybersecurity risk profile and to discuss our activities to manage the related risks, including risk assessments, mitigation strategies, areas of emerging risks, incidents and industry trends, tabletop exercises, and other areas of importance. In addition to these regular meetings, we have an escalation process in place to timely inform the Board of any significant cybersecurity incidents, including any updates relating thereto, to ensure that the Board’s oversight is proactive and responsive. Our Chief Compliance Officer also regularly reports to the Audit Committee regarding the Company’s compliance with applicable regulations relating to cybersecurity. Our CTO has overall responsibility for our information technology program, which includes the Company’s cybersecurity program. Our CISO is directly responsible for the Company’s cybersecurity program, which is designed to protect and preserve the integrity, confidentiality, and continued availability of the information owned by, or in the care of, the Company. The Company’s cybersecurity team has also established company-wide policies and procedures that cover cybersecurity matters, which are designed to enable the Company to effectively identify, evaluate, and respond to events that have the potential to impact our business.

•

Human Capital Management – the Board recognizes the importance of maintaining a highly skilled and engaged workforce, guided by a strong corporate culture and set of values. As described in its charter, the Compensation and Human Capital Committee has broad oversight of the Company’s human capital matters, including pay equity; talent and leadership development; the Company’s efforts to attract, engage and retain talent; culture; the development and execution of the Company’s inclusion and belonging strategy; and succession planning. At least annually, the Board discusses human capital issues with our Human Resources organization, including succession planning for the CEO and certain executive positions, and key human capital metrics. The Board and Committees discuss with management its activities to attract, engage, develop and retain high-performing employees. The Board and Committees also assess employee engagement, turnover, and workloads to help ensure that the Company has adequate resources to execute its strategy.

The Board has delegated oversight of certain risk areas to the Committees, as follows:

•

Audit Committee – risks relating to financial statements, including, but not limited to, financial reporting processes, internal control over financial reporting, compliance, and auditing; and operational risks, including, but not limited to, risks related to cybersecurity and information technology.

•

Compensation and Human Capital Committee – broad oversight of human capital matters, including pay equity; talent and leadership development; the Company’s efforts to attract, engage and retain talent; culture; inclusion and belonging; the design and operation of Brighthouse Financial’s compensation arrangements to confirm that incentive compensation does not encourage unnecessary risk-taking, as well as the relationship between risk management policies and practices, corporate strategy, and the compensation of senior executives.

•

Finance and Risk Committee – broad oversight of capital and risk management, including regular review of reports from management regarding significant risks, including, but not limited to, macro, capital, liquidity, market (which includes equity, interest rate, and asset-liability management risks), product, reinsurance, enterprise, and emerging risk, as well as the Company’s risk governance framework; review of the Company’s hedging strategy; approval of Brighthouse Financial’s risk appetite statement; and coordination with the Compensation and Human Capital Committee Chair to oversee compensation-related risk matters.

•

Investment Committee – risks associated with our investment portfolio, including credit risk, portfolio allocation, and diversification risk; counterparty risk; the potential implications of our investment portfolio’s exposure to sustainability-related risks, including climate-related physical and transition risks; as well as risks associated with our investments operating model and the selection and monitoring of our external asset managers.

•

Nominating and Corporate Governance Committee – risks relating to Brighthouse Financial’s governance, our sustainability program (including environmental stewardship and corporate social responsibility), related person transaction policy, government relations, and the development and implementation of Brighthouse Financial’s codes of conduct. The Office of Sustainability regularly updates the Nominating and Corporate Governance Committee regarding sustainability topics that are relevant to our business, including climate risk, human capital matters, and culture, as well as our communications and disclosures regarding our sustainability program.

2025 Proxy Statement | Brighthouse Financial

26	Board and Corporate Governance Practices — Information About Our Board Committees

Information About Our Board Committees

The Board has established six standing Committees to assist it in carrying out its duties: Audit; Compensation and Human Capital; Executive; Finance and Risk; Investment; and Nominating and Corporate Governance. Each Committee has a Board-approved, written charter that describes such Committee’s roles and responsibilities. Copies of the charters of the Audit, Compensation and Human Capital, and Nominating and Corporate Governance Committees are posted on Brighthouse Financial’s website at http://investor.brighthousefinancial.com/corporate-governance/governance-overview. The Audit, Compensation and Human Capital, and Nominating and Corporate Governance Committees all comply with applicable SEC and Nasdaq requirements, and are chaired by, and consist solely of, Independent Directors. The Committee Chairs approve the meeting agendas for their respective Committees.

Each Committee regularly reports on the matters discussed during its meetings to the full Board and presents recommendations on actions requiring Board approval. On an annual basis, each Committee conducts an evaluation of its performance and reviews the adequacy of, and proposes any applicable changes to, its charter for Board approval. Each Committee has full authority to retain, at Brighthouse Financial’s expense, independent advisors or consultants.

Additional information about our Committees follows, including their composition, the number of meetings they held in 2024, and their primary roles and responsibilities.

Committee	Members	Description

Audit Committee (1) Meetings held in 2024: 10	Steve Hooley (Chair) Michael Inserra Carol Juel Lizabeth Zlatkus	The Audit Committee oversees the Company’s accounting and financial reporting processes; internal control over financial reporting and disclosure and controls procedures; and the work of internal audit and the independent auditor, including their respective audit plans and results. The Audit Committee also oversees the engagement and continued independence of the Company’s independent auditor, assesses its performance, and approves its compensation. The Audit Committee oversees our legal and regulatory compliance processes and programs; information technology, data privacy, and cybersecurity; and issues relating to the integrity of management and compliance with the Company’s codes of conduct.

Compensation and Human Capital Committee (2) Meetings held in 2024: 6	Diane Offereins (Chair) Chuck Chaplin Eileen Mallesch Paul Wetzel	The Compensation and Human Capital Committee oversees the Company’s compensation and benefits policies and programs for our executives, including equity and non-equity incentive compensation plans and arrangements, awards under such plans, severance benefits, stock ownership guidelines, and hedging, pledging, and compensation recovery policies. The Compensation and Human Capital Committee also oversees human capital matters, including pay equity; talent and leadership development; the Company’s efforts to attract, engage and retain talent; culture; our inclusion and belonging strategy; and succession planning for the CEO and other executives. For additional information on the responsibilities and activities of the Compensation and Human Capital Committee, including the Committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis.”

Executive Committee Meetings held in 2024: None	Eric Steigerwalt (Chair) Chuck Chaplin Steve Hooley	The Executive Committee acts on behalf of the entire Board with respect to certain exigent matters between meetings of the Board.

Finance and Risk Committee (3) Meetings held in 2024: 6	Paul Wetzel (Chair) Chuck Chaplin Diane Offereins Lizabeth Zlatkus	The Finance and Risk Committee oversees the Company’s financial plan, policies, and strategies (including capital and liquidity management strategies, the capitalization of Brighthouse Financial and its subsidiaries, and our hedging strategy) and measures Brighthouse Financial’s performance against its business and financial plans; and the Company’s risk management policies and practices. The Finance and Risk Committee oversees and approves actions and policies relating to equity and debt issuances, share repurchase programs, dividends, and mergers and acquisitions.

Brighthouse Financial | 2025 Proxy Statement

Board and Corporate Governance Practices — Director Compensation	27

Committee	Members	Description

Investment Committee (3) Meetings held in 2024: 5	Eileen Mallesch (Chair) Steve Hooley Michael Inserra Carol Juel	The Investment Committee oversees, on a consolidated basis, the activities and performance of Brighthouse Financial and its subsidiaries’ general accounts and consolidated separate accounts. The Investment Committee also oversees the enterprise investment strategy, including the review and approval of Enterprise Investment Authorities (“EIAs”) relating to our general accounts and consolidated separate accounts, and the compliance of our investments with our EIAs. In addition, the Investment Committee oversees the execution of our investments operating model, which includes oversight of our engagement of external asset managers.

Nominating and Corporate Governance Committee (3) Meetings held in 2024: 5	Chuck Chaplin (Chair) Eileen Mallesch Diane Offereins Paul Wetzel	The Nominating and Corporate Governance Committee oversees the Company’s corporate governance policies and practices, including the Board and Committees’ structure and composition, recruitment and recommendation of Director nominees, Committee assignments, and determinations of Director independence. The Nominating and Corporate Governance Committee develops and oversees the annual self-evaluations for the Board and Committees, as well as the Director orientation process and continuing education programs. The Nominating and Corporate Governance Committee also oversees Brighthouse Financial’s codes of conduct, related person transaction policy (coordinating with the Audit Committee where appropriate), our government relations activities, and our sustainability program, including our approach to environmental issues and corporate responsibility.

(1)

All Audit Committee members are independent under applicable SEC and Nasdaq rules and are “financially literate.” The Board has determined that Steve Hooley, Michael Inserra, and Lizabeth Zlatkus each qualifies as an “audit committee financial expert” under applicable SEC rules.

(2)

All Compensation and Human Capital Committee members are independent under applicable SEC and Nasdaq rules and are “non-employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)	All Finance and Risk Committee, Investment Committee, and Nominating and Corporate Governance Committee members are independent under applicable SEC and Nasdaq rules.

Director Compensation

Our director compensation program is designed in a manner intended to fairly compensate our non-management Directors for their work as members of the Board and to align their interests with those of our stockholders by delivering over half of the annual retainer in the form of equity-based awards. In designing the Director compensation program, compensation was targeted at the median of the same comparator group we used for our NEOs (see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – 2024 Compensation Planning Process – Compensation Comparator Group”). The Nominating and Corporate Governance Committee regularly reviews director compensation and recommends changes to the Board as necessary. The following table sets forth the compensation program for our non-management Directors.

Description	Amount	Form

Pay for Board Service

Annual retainer	$285,000	$120,000 cash and $165,000 equity

Additional Pay for Service as Chairman or Committee Chair

Chairman of the Board	$200,000	50% cash and 50% equity

Audit Committee Chair	$ 35,000	100% cash

Other Committee Chairs (Compensation and Human Capital; Nominating and Corporate Governance; Finance and Risk; Investment)	$ 22,000	100% cash

2025 Proxy Statement | Brighthouse Financial

28	Board and Corporate Governance Practices — 2024 Director Compensation Table

Annual Equity Awards

The Board approved annual RSU awards as part of our director compensation program. Annual awards to non-management Directors generally vest on the earlier of the one-year anniversary of the grant date or the date of the next annual meeting of stockholders. The number of RSUs to be granted to each non-management Director is determined by dividing the intended value of the equity award by the closing price of the Company’s common stock on the grant date, rounded down to the nearest whole number of RSUs. In the case of a new Director appointed in between annual meetings of stockholders, the RSU award is prorated. The RSU grants are made pursuant to the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan, as amended (the “Director Plan”), which was approved by stockholders at the 2018 Annual Meeting.

Compensation paid to our non-management Directors in 2024 is presented in the following table.

2024 Director Compensation Table

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total

Chuck Chaplin	$242,000	$264,942	$506,942

Steve Hooley	$155,000	$164,973	$319,973

Michael Inserra	$ 97,500	$192,460	$289,960

Carol Juel	$120,000	$164,973	$284,973

Eileen Mallesch	$142,000	$164,973	$306,973

Diane Offereins	$142,000	$164,973	$306,973

Paul Wetzel	$142,000	$164,973	$306,973

Lizabeth Zlatkus	$ 90,000	$192,460	$282,460

(1)

Fees Earned or Paid in Cash. Each non-management Director is entitled to receive an annual cash retainer of $120,000, or a prorated amount for a shorter period of service. We provide additional retainers to the Chairman and to each Director who serves as the Chair of a standing Committee, the amounts of which are set forth above under the heading “Director Compensation.” All cash retainers are paid in quarterly installments, unless deferred. Mr. Inserra received $7,500 as a prorated portion of the annual cash retainer for his service as an independent director of BLICNY during the first quarter of 2024.

(2)

Stock Awards. As part of their annual retainers for 2024, each non-management Director was granted an equity award of 3,850 RSUs on June 6, 2024, with an aggregate grant date fair value equal to $164,973. Upon Mr. Inserra’s and Ms. Zlatkus’ election to the Board on April 9, 2024, each received a prorated portion of the annual equity award of 547 RSUs, with an aggregate grant date fair value equal to $27,487. For his service as Chairman, Mr. Chaplin was granted an additional equity award of 2,333 RSUs on June 6, 2024, with an aggregate grant date fair value equal to $99,969. Amounts in this column represent the aggregate grant date fair value of each applicable award of RSUs, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a description of the methodology and assumptions made in determining the aggregate grant date fair value of equity awards, see Note 12 of the Notes to the Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2024 (“2024 Form 10-K”). As of December 31, 2024, the Directors listed in the above table held the following number of outstanding, unvested RSUs: Chaplin (6,183); Hooley (3,850); Inserra (3,850); Juel (3,850); Mallesch (3,850); Offereins (3,850); Wetzel (3,850); and Zlatkus (3,850).

Brighthouse Financial | 2025 Proxy Statement

Board and Corporate Governance Practices — Director Stock Ownership Guidelines; Codes of Conduct	29

Deferred Compensation Plan

The Board adopted the Brighthouse Services, LLC Deferred Compensation Plan for Non-Management Directors (the “Director Deferred Compensation Plan”), effective December 1, 2019. The purpose of the Director Deferred Compensation Plan is to provide Directors with the opportunity to defer receipt of all or a portion of their cash or equity compensation to a later date, at which time payment of the compensation will be made after adjustment for the simulated investment experience of such compensation. Directors were able to make their initial deferral elections in 2019 with respect to compensation earned in 2020 and later years. Some non-management Directors have chosen to defer the receipt of all or part of their annual retainer fees under the Director Deferred Compensation Plan.

Director Stock Ownership Guidelines

In February 2018, the Board, on the recommendation of the Nominating and Corporate Governance Committee, established stock ownership and retention guidelines for Independent Directors. Pursuant to these guidelines, each Independent Director is expected to acquire a number of shares equal to at least four times the equity portion of the Director’s annual retainer. For Mr. Chaplin this includes the portion of his annual retainer for service as Chairman that is paid in the form of RSUs. Directors are expected to achieve the applicable ownership level within five years from the later of the date the guidelines became effective (January 1, 2018) or the date the Director commences service. For Directors who have elected to participate in the Director Deferred Compensation Plan, deferred shares count toward the applicable ownership level. Directors are required to retain at least 50% of the net shares acquired upon vesting of equity awards until the ownership guidelines are satisfied. All Directors who have served on the Board for more than five years are currently in compliance with the Company’s stock ownership and retention guidelines, and all other Directors are on track to satisfy the ownership requirement within the compliance period. As of the Record Date, no Director has sold any vested equity.

Codes of Conduct

Brighthouse Financial’s strength depends on the trust of our employees, distribution partners, customers, and stockholders. We strive to adhere to the highest standards of business conduct at all times, and put honesty, fairness, and trustworthiness at the center of all that we do. We have adopted three codes of conduct that reflect these values and sustain them in our corporate culture: the Code of Conduct for Financial Management, which is a “code of ethics” (as defined under SEC rules) that applies to Brighthouse Financial’s CEO, CFO, Chief Accounting Officer, Chief Auditor, Corporate Controller, and all other Brighthouse Financial employees who perform similar functions or who may obtain access to any financial records covered by the Code of Conduct for Financial Management; the Code of Conduct for Employees, which applies to all Brighthouse Financial employees, including officers; and the Code of Conduct for Directors, which applies to members of the Board. Current versions of these codes of conduct are available on Brighthouse Financial’s website at http://investor.brighthousefinancial.com/corporate-governance/governance-overview. We intend to post on our website all disclosures that are required by law or Nasdaq’s listing standards concerning any amendments to, or waivers from, any provision of the foregoing Codes of Conduct.

2025 Proxy Statement | Brighthouse Financial

30	Our Sustainability Journey

Our Sustainability Journey

We believe that sustainability is inherent to our mission to help people achieve financial security. We recognize that we have an obligation to operate our business in a responsible way. This includes our ongoing commitment to the integration of relevant sustainability practices throughout our organization and culture in order to enhance business resiliency, which will better position us to deliver sustainable, long-term value for our stockholders and keep our promises to our customers. To inform our sustainability strategy, the Company’s Chief Sustainability Officer and members of the Office of Sustainability conduct ongoing research, stakeholder engagement, and analysis of the sustainability landscape, enabling the Board and management to respond to the sustainability issues considered most relevant to the Company and our stakeholders, including stockholders, employees, community partners, policymakers, and our distribution partners and their clients.

Reflecting our commitment to transparency and accountability, we seek to provide our stakeholders with an accurate and balanced view of the Company’s sustainability performance through the annual publication of our Corporate Sustainability Report. This report highlights key accomplishments; provides comprehensive insights related to our sustainability priorities and practices; and includes data that is aligned with the SASB and TCFD.

In addition, the Company and the Office of Sustainability continue to adapt and enhance our internal data governance and management practices. We believe that this flexible approach will help to ensure that any sustainability-related data and information disclosed by our Company is collected, measured, and reported in alignment with appropriate guidance and standards.

Sustainability Priorities

•

Being a Great Place to Work: We view our employees as one of our most valuable assets. Our ability to successfully execute our business strategy and deliver on our mission to help people achieve financial security starts with our culture and values, which are brought to life every day by our employees. We are committed to fostering inclusion and belonging through various business policies and practices.

•

Advancing Financial Security: We believe that annuities and life insurance play an essential role in financial security. Recognizing the various risks that can surface across our Company’s value chain – from our marketing practices to our product disclosures – we are committed to responsible product governance, creating streamlined products designed to uphold three core pillars: simplicity, transparency, and competitive value for our customers.

•

Promoting Business Resilience: Our ability to deliver on our commitments to our stakeholders begins with responsible business practices. Through effective corporate governance and risk management; cybersecurity and data privacy programs; supplier management; responsible investment strategy; and climate risk management practices, we believe our approach to operating sustainably helps to promote business resilience and continuity across our corporate value chain.

Board and Committee Oversight. The Board has delegated to the Nominating and Corporate Governance Committee broad oversight of our sustainability program. Our Chief Sustainability Officer reports on an annual basis to each of the Board and the Nominating and Corporate Governance Committee, providing updates on enhancements to our sustainability strategy, assessment and management of sustainability factors, and our disclosure initiatives. Due to the fact that sustainability issues can manifest as business risks and opportunities in different ways, oversight of specific sustainability topics is distributed across various Board committees, depending on the nature of the issue and potential impacts. For example, our other Committees oversee the following aspects of Brighthouse Financial’s sustainability program:

•

Compensation and Human Capital Committee – oversees Brighthouse Financial’s human capital matters, including pay equity, talent and leadership development, culture, and succession planning for the CEO and other executives as well as the development and execution of the Company’s inclusion and belonging strategy.

•	Audit Committee – oversees Brighthouse Financial’s regulatory compliance and cybersecurity program.

Brighthouse Financial | 2025 Proxy Statement

Our Sustainability Journey	31

•	Finance and Risk Committee – oversees Brighthouse Financial’s enterprise risk program, including climate risk and its related impacts on the Company’s risk profile.
•	Investment Committee – oversees Brighthouse Financial’s investment portfolio, including assessment and management of our exposures to sustainability risk in our asset management program.

The full Board continues to be engaged on certain sustainability issues, including the Company’s culture and other human capital matters; supplier management; cybersecurity; and the Company’s sustainability initiatives. The Audit Committee and/or the Board generally meet on a quarterly basis with our CTO and CISO to review our information technology and cybersecurity risk profile and to discuss our activities to manage those risks. In addition, our Chief Compliance Officer regularly reports to the Audit Committee and the Board regarding the Company’s compliance with applicable regulations relating to information technology and cybersecurity.

Human Capital Management

Our culture is rooted in three core values – collaboration, adaptability, and passion. We believe these values help us build an organization where talented people from all backgrounds can make meaningful contributions to our success while growing their careers. Our culture is also built on our deep commitment to ethics and integrity, and we recognize that the continued success of the Company is dependent upon the trust of our employees, distribution partners, customers and stockholders. We strive to adhere to the highest standards of business conduct at all times and put honesty, fairness and trustworthiness at the center of all that we do. For more about our human capital management practices and policies, please refer to the 2024 Form 10-K and our Corporate Responsibility webpage, including our Corporate Sustainability Report.

2025 Proxy Statement | Brighthouse Financial

32	Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Proposal 2

Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2025

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm (“independent auditor”). To execute this responsibility, the Audit Committee annually evaluates the independent auditor’s qualifications, performance, and independence. In considering the appointment of the independent auditor, the Audit Committee annually evaluates the independent auditor’s performance relative to various qualifications, including (i) the quality of services and sufficiency of resources provided by the independent auditor firm and engagement team, (ii) communication and interaction with the independent auditor, and (iii) the independent auditor’s independence, objectivity, and professional skepticism.

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor for the fiscal year ending December 31, 2025. Deloitte’s background knowledge of Brighthouse Financial and its subsidiaries, combined with its industry expertise, has enabled it to carry out its audits of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interest of the Company and its stockholders.

In addition, the Audit Committee is involved in the selection of the lead audit partner and ensures that the lead partner’s engagement is limited to no more than five consecutive years of service (in accordance with SEC rules). The current lead Deloitte partner’s engagement began with the 2022 audit, and he is eligible to serve in that capacity through the end of the 2026 audit. The process for selecting the Company’s lead audit partner includes the vetting of the independent auditor’s candidates by management and the Audit Committee Chair, including one-on-one meetings with the lead engagement partner candidate prior to the final selection.

We request that our stockholders ratify the appointment of Deloitte as the Company’s independent auditor for fiscal year 2025. If the stockholders do not ratify such appointment, the Audit Committee will take note and may reconsider its retention of Deloitte. If such appointment is ratified, the Audit Committee will still have the discretion to replace Deloitte at any time during the year. Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to questions from stockholders regarding their audit of our consolidated financial statements for fiscal year 2024.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2025.

Brighthouse Financial | 2025 Proxy Statement

Proposal 2 — Ratification of the appointment of independent registered public accounting firm — Fees Paid; Audit Committee Pre-Approval Policy	33

Fees Paid to Deloitte & Touche LLP

The following table shows the fees incurred by the Company for professional services rendered by Deloitte for the fiscal years ended December 31, 2024 and December 31, 2023. All services provided to the Company were approved by the Audit Committee.

Fees (in thousands)	2024	2023

Audit Fees (1)	$13,666	$13,327

Audit-Related Fees (2)	495	1,002

Tax Fees (3)	134	75

All Other Fees (4)	2	2

Total	$14,297	$14,406

(1)

Audit Fees. Fees and related expenses billed for professional services for the integrated audit of the consolidated financial statements of the Company and its subsidiaries (as required), including the annual financial statement audit, the reviews of the interim financial statements included in quarterly reports on Form 10-Q for the Company and its subsidiaries (as required), statutory audits or other financial statement audits of subsidiaries, the audit of the effectiveness of our internal control over financial reporting, assistance with and review of documents filed with the SEC, and other services that enable the independent auditor to form an opinion of the consolidated financial statements of the Company and its subsidiaries (as required).

(2)

Audit-Related Fees. Fees and related expenses billed for assurance and related services that are reasonably related to the audit or review of the financial statements of the Company and its subsidiaries (as required) and for other services that are traditionally performed by the independent auditor. Such services consist of fees for employee benefit plan audits, assessments and testing of internal controls, comfort letters, accounting advisory services and accounting consultations not directly associated with the annual audit or quarterly reviews.

(3)	Tax Fees. Fees billed for permitted tax services, including tax compliance, tax advice, and tax planning.

(4)	All Other Fees. Fees billed for this category primarily represent accounting research subscription fees.

Audit Committee Pre-Approval Policy

The Audit Committee has established a policy requiring its pre-approval of all audit and non-audit services provided by the independent auditor, and this policy is designed to ensure that the independent auditor’s independence is not impaired. In considering whether to pre-approve the provision of non-audit services by the independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of the independent auditor’s independence.

The pre-approval policy provides for the Audit Committee’s general pre-approval, on an annual basis, of audit, audit-related, and permissible non-audit services up to amounts reasonably determined by the Audit Committee to be appropriate. The Audit Committee must specifically pre-approve (i) any proposed services that exceed such general pre-approval limits, (ii) tax services, and (iii) any additional services that have not been generally pre-approved by the Audit Committee. The independent auditor is required to periodically report to the Audit Committee the extent of the services that it has provided to the Company and the fees for the services performed to date. The Audit Committee annually reviews the policy to ensure its continued appropriateness and compliance with applicable laws and Nasdaq listing standards.

The policy delegates to the Audit Committee Chair the authority to pre-approve audit, audit-related, or non-audit services between meetings for individual projects up to $250,000 (up to a total annual maximum of $750,000) if management deems it reasonably necessary to begin the services before the next scheduled meeting of the Audit Committee. The Audit Committee Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

2025 Proxy Statement | Brighthouse Financial

34	Proposal 2 — Ratification of the appointment of independent registered public accounting firm — Audit Committee Report

Audit Committee Report

The Audit Committee consists of four Independent Directors and operates under a written charter adopted by the Board. The Board has determined that Steve Hooley, Michael Inserra and Lizabeth Zlatkus each have the requisite experience to be designated an audit committee financial expert as such term is defined under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and the applicable Nasdaq standards.

Management is responsible for the preparation and presentation of the Company’s financial statements, the reporting process, the accounting policies and procedures, and the establishment of effective internal controls and procedures.

The primary duties of the Audit Committee are to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s internal controls regarding finance, accounting, legal compliance, and ethics, (iv) the independence and qualifications of the Company’s independent auditor, (v) the Company’s operational risks, including information technology and cybersecurity risks, and (vi) the performance of the Company’s internal audit function and independent auditor. As part of its meetings, the Audit Committee regularly meets in executive session without management present. Prior to the filing of each quarterly report on Form 10-Q, annual report on Form 10-K, and earnings press release, the Audit Committee discusses such documents with management, the Company’s Chief Auditor, and the Company’s independent auditor. The Audit Committee also discusses the Company’s combined statutory financial results and reviews the Company’s internal control over financial reporting.

The Chief Auditor regularly attends meetings of the Audit Committee and reports directly to the Audit Committee Chair, which supports her independence from management and the objectivity of her work. The Audit Committee regularly discusses with the Chief Auditor, both in general session and executive session, the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting, and disclosure controls and procedures, as well as the performance of the internal audit function.

The independent auditor is responsible for performing an independent audit of our financial statements and, as required, of our internal control over financial reporting, in each case, in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”), and the independent auditor issues a report with respect to each of the foregoing items. The independent auditor must also express an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles (which includes the critical audit matters required to be reported and communicated to the Audit Committee) and the effectiveness of its internal control over financial reporting. The independent auditor regularly affirms to the Audit Committee that it remains independent from the Company. The Audit Committee regularly meets with the independent auditor, both in general session and in executive session, to discuss the Company’s financial reporting processes, internal control over financial reporting, disclosure controls and procedures, required communications to the Audit Committee, fraud risks, and any other matters that the Audit Committee or the independent auditor deem appropriate.

More information on the Audit Committee and its responsibilities is included in the Audit Committee Charter, which is available on our website at http://investor.brighthousefinancial.com/corporate-governance/governance-overview. In accordance with the requirements set forth in the Audit Committee Charter, the Audit Committee has (i) reviewed the Audit Committee Charter, (ii) approved the charter governing the internal audit function, and (iii) established the procedures for the confidential submission of complaints to the Audit Committee regarding accounting, internal control over financial reporting, or audit matters (the “Audit Committee Complaint Procedures”). A copy of the Audit Committee Complaint Procedures is also available on our website.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2024 with each of management and the independent auditor. The Audit Committee and the independent auditor have also discussed the matters required to be discussed by them under the applicable PCAOB rules.

Brighthouse Financial | 2025 Proxy Statement

Proposal 2 — Ratification of the appointment of independent registered public accounting firm — Audit Committee Report	35

The Audit Committee has received from the independent auditor the written disclosures and the letters required by the applicable PCAOB rules, as currently in effect, regarding the firm’s communications with the Audit Committee relating to independence, and has discussed the independent auditor’s independence with the independent auditor.

Based on the review and discussions described in this Audit Committee Report, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2024 be included in our 2024 Form 10-K, for filing with the SEC.

Audit Committee

Steve Hooley (Chair)

Michael Inserra

Carol Juel

Lizabeth Zlatkus

2025 Proxy Statement | Brighthouse Financial

36	Proposal 3 — Advisory vote to approve NEO compensation

Proposal 3

Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers

In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders with an advisory (non-binding) Say-on-Pay vote on the compensation paid to our NEOs. Our compensation approach is described in the “Compensation Discussion and Analysis”, including the compensation tables and accompanying narrative discussion contained therein.

The Compensation Discussion and Analysis summarizes our executive compensation program. Our Board and the Compensation and Human Capital Committee have implemented an executive compensation program that is intended to align the interests of our executive officers with those of our stockholders. The vast majority of our NEOs’ compensation is in the form of variable, at-risk compensation and utilizes metrics in our short- and long-term incentive programs that are tied to strategic goals that we believe will enhance stockholder value.

We have engaged our stockholders in discussions about our executive compensation program, philosophy, and objectives. In late 2024, we solicited feedback from stockholders on our 2023 executive compensation program and on our 2024 executive compensation program that we previewed in our 2024 proxy statement. The feedback we received was generally positive, and the Board and the Compensation and Human Capital Committee considered that feedback in designing our 2025 compensation program.

We are asking stockholders to approve the following resolution:

RESOLVED, that the compensation paid to Brighthouse Financial’s NEOs, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative disclosure, is hereby APPROVED.

Although this vote is advisory, the Board and the Compensation and Human Capital Committee intend to consider the results of the vote, as well as other relevant factors, as we continue to develop our executive compensation program. At our 2024 annual meeting of stockholders, a majority of stockholders voted to have an annual advisory Say-on-Pay vote. The Board considered the stockholder vote on Say-on-Pay frequency and determined to conduct an advisory Say-on-Pay vote annually at least until the next stockholder advisory vote on Say-on-Pay frequency, which will take place no later than our 2030 annual meeting.

The Board of Directors recommends that stockholders vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 1 – Executive Summary	37

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, policies, practices, and objectives in the context of our compensation decisions for our NEOs for 2024.

Named Executive Officers

For 2024, our NEOs are our CEO, CFO, and next three most highly compensated executive officers as of the end of 2024.

Name	Title

Eric Steigerwalt	President and Chief Executive Officer

Ed Spehar	Executive Vice President and Chief Financial Officer

Myles Lambert	Executive Vice President and Chief Marketing and Distribution Officer

Allie Lin	Executive Vice President and General Counsel

John Rosenthal	Executive Vice President and Chief Investment Officer

CD&A Contents

Our CD&A is organized into four sections:

•	Section 1 – Executive Summary
•	Section 2 – 2024 Executive Compensation Program
•	Section 3 – Additional Compensation Practices and Policies
•	Section 4 – 2025 Compensation Program Overview

Section 1 – Executive Summary

The Brighthouse Financial Story and 2024 Highlights

Brighthouse Financial is on a mission to help people achieve financial security. As one of the largest providers of annuities and life insurance in the U.S., we specialize in products designed to help people protect what they’ve earned and ensure it lasts. For additional information, see “Proxy Summary – The Brighthouse Financial Story” and “– 2024 Highlights.”

Compensation Philosophy

The Compensation and Human Capital Committee has established a compensation program rooted in a pay-for-performance philosophy and guided by the following general principles and objectives:

•	Paying for performance: a majority of executive compensation is in the form of variable elements that are based on individual and Company performance results that drive increases in stockholder value;
•

Providing competitive target total compensation opportunities: we aim to offer total compensation, inclusive of incentives, that enables Brighthouse Financial to attract, motivate, and retain high-performing employees;

•

Aligning executives’ interests with stockholders’ interests: a majority of our CEO’s Target TDC and a significant portion of our other NEOs’ Target TDC is delivered in the form of stock-based incentives;

•	Encouraging long-term decision-making: our LTI compensation program includes awards with multiyear, overlapping performance or restriction periods;
•

Avoiding problematic pay practices: we do not provide excessive perquisites, excessive change-of-control severance pay, or excise tax gross-ups, and we will not reprice stock options without stockholder approval; and

•	Reinforcing strong risk management: our compensation program is designed to avoid providing our employees with incentives to take excessive risks.

2025 Proxy Statement | Brighthouse Financial

38	Compensation Discussion and Analysis — Section 1 – Executive Summary

What’s New With Our 2024 Compensation Program

We made one significant change to our 2024 executive compensation program, as follows:

Change to PSU Metrics – Addition of Relative Total Shareholder Return (“rTSR”) Modifier. For our 2024 LTI Program, the Compensation and Human Capital Committee determined to add a relative total shareholder return or “rTSR” modifier to further align PSUs to long-term stockholder value. Under this new metric, the sum of our achievements against the Statutory Expense Ratio and Net Cash Flow to the Holding Company metrics over the 2024-2026 performance period may be modified based on our total shareholder return over the performance period relative to our rTSR comparator group. For more information about the rTSR modifier and comparator group, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – 2024 Long-Term Incentive Awards.”

Other than the above change, our 2024 compensation program is substantially the same as our 2023 compensation program, as described in the tables below.

STI Program
STI Metric	Weighting	Performance Link

Corporate Expenses	40%	Effectively managing our expenses by adopting and maintaining an operating model that emphasizes disciplined expense management is a core element of our strategy.

Sales	40%	Key driver of revenues and an important indicator of our growth prospects and the strength of our franchise.

Normalized Statutory Earnings	20%	Key metric used by management to measure our insurance companies’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business.

LTI Program
LTI Metric	Weighting/ Modifier	Performance Link

Net Cash Flow to the Holding Company	60%

Measures net capital distributions from Brighthouse Financial’s operating companies, which strengthen our holding company balance sheet and provide management with flexibility to deploy our capital for various purposes, including return of capital to stockholders.

Statutory Expense Ratio	40%

An operating efficiency metric that reflects the ratio of statutory operating expenses to statutory premiums and fee income, and which measures our performance in key strategic areas of expense management and sales growth.

rTSR Modifier	±10%	At the end of the three-year measurement period, the PSUs may be adjusted upwards or downwards by 10 percentage points depending on the Company’s total shareholder return (“TSR”) relative to the TSR of a comparator group of companies with high correlation to our industry.

STI Awards and LTI Awards were issued under the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan, as amended (the “Employee Plan”), and any subplans. For more detailed information about our 2024 Compensation Program, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program.”

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 1 – Executive Summary	39

2024 Say-on-Pay Vote and Stockholder Engagement

Our stockholders have expressed strong support for our compensation program during our engagement meetings and as demonstrated by their strong approval of our 2024 Say-on-Pay proposal, with a vote of approximately 98.9% in favor, including abstentions. The Compensation and Human Capital Committee considered stockholder feedback and the Say-on-Pay vote results in reviewing our 2024 executive compensation program and making compensation decisions for our NEOs.

Compensation Highlights

2024 STI Awards. The table below presents our 2024 metrics for STI Awards (“STI Metrics”), which measure our performance in the areas that are critical to meeting our strategic goals for the year. Brighthouse Financial performance in 2024 resulted in an aggregate Company Performance Factor of 106%. For additional information about our STI Awards, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – Elements of 2024 Compensation” and “– 2024 Short-Term Incentive Awards.” STI Awards are made under the Amended and Restated Brighthouse Services, LLC Short-Term Incentive Plan.

2024 STI Metrics (weighting)	Results	Payout Percentage (1)

Corporate Expenses (40%)	$820M	150%

Sales (40%)		115%

Annuity (80%)	$10.048B	116%

Life (20%)	$120M	111%

Normalized Statutory Earnings (20%)	$(1,285)M	0%
2024 Company Performance Factor		106%

(1)	Rounded up to the nearest whole number.

2024 LTI Awards. In the first quarter of 2024, the Independent Directors (with respect to the CEO) and the Compensation and Human Capital Committee (with respect to the other NEOs) awarded LTI awards to each of the NEOs at their respective Target LTI levels. The 2024 LTI Awards were a mix of RSUs and PSUs. The 2024 PSUs will reward our NEOs for Brighthouse Financial’s performance over the 2024-2026 performance period. The number of shares issued, if any, at the end of the performance period will depend on the Company’s performance. For information about our 2024 LTI awards, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – Elements of 2024 Compensation” and “– 2024 Long-Term Incentive Awards.”

2022 PSU Payouts. In the first quarter of 2025, the NEOs received payouts with respect to PSUs granted as part of the 2022 LTI program. The value of these PSUs was based on the Company’s performance for the 2022-2024 performance period against PSU metrics approved by the Compensation and Human Capital Committee and described below. For information about our 2022 PSU Payouts, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – 2022 PSU Payouts.”

2022 PSU Metrics (weighting)	Results	Payout Percentage (1)

Statutory Expense Ratio (60%)	7.61%	94%

Net Cash Flow to the Holding Company (40%)	$288M	64%
2022 PSU Payout		82%

(1)	Rounded up to the nearest whole number.

2025 Proxy Statement | Brighthouse Financial

40	Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program

CEO Compensation

2024 Target TDC. Mr. Steigerwalt’s 2024 Target TDC is presented in the following table. Mr. Steigerwalt’s 2024 Target TDC was approved by the Independent Directors on the recommendation of the Compensation and Human Capital Committee, which is advised by Semler Brossy, the Compensation and Human Capital Committee’s independent consultant. The Independent Directors approved an increase to Mr. Steigerwalt’s 2024 Target TDC to better align Mr. Steigerwalt’s compensation with CEO median compensation levels among our peer companies. As discussed further below in “Compensation Discussion and Analysis – Section 4 – 2025 Compensation Program Overview,” there are no planned increases for Mr. Steigerwalt’s Target TDC for 2025.

Name	Base Salary	Target STI (as % of Base Salary)	Target LTI (as % of Base Salary)	Target TDC
Eric Steigerwalt	$1,050,000	210%	625%	$9,817,500

2024 STI Award. Mr. Steigerwalt’s individual goals for 2024 were a mix of strategic and operational objectives that measured his performance in leading Brighthouse Financial, developing and executing Brighthouse Financial’s strategy, and delivering positive financial results. In setting Mr. Steigerwalt’s STI payout percentage at 98% (below the Company Performance Factor of 106%), the Independent Directors considered Brighthouse Financial’s performance in 2024 and Mr. Steigerwalt’s performance against his 2024 goals. The following table highlights Mr. Steigerwalt’s 2024 STI Award for performance in 2024, as approved by the Independent Directors in the first quarter of 2025.

Name	2024 STI Target	2024 STI Payout Percentage	2024 STI Award
Eric Steigerwalt	$2,205,000	98%	$2,160,900

2024 LTI Award. In the first quarter of 2024, the Independent Directors approved a 2024 LTI Award for Mr. Steigerwalt at his LTI target of $6,562,500, consisting of 70% PSUs and 30% RSUs. The number of PSUs earned, if any, will depend on Brighthouse Financial’s performance against the PSU compensation metrics (“PSU Metrics”) over the 2024-2026 performance period. Additional information about Mr. Steigerwalt’s STI and LTI Awards is presented in “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program” and “Compensation Tables.”

Planned Changes for 2025

We have committed to a regular review of our compensation program to help ensure that it evolves with our maturing organization and continues to motivate and reward our employees for performance that supports our strategic goals. To this end, and in consideration of stockholder feedback, the Compensation and Human Capital Committee has approved certain changes to our compensation program, including adjustments to certain NEOs’ Target TDC. These are described in detail in “Compensation Discussion and Analysis – Section 4 – 2025 Compensation Program Overview.”

Section 2 – 2024 Executive Compensation Program

2024 Compensation Planning Process

Benchmarking Process. Our Human Resources organization (“HR”) led our 2024 market benchmarking process. We use benchmarking to provide context for the 2024 compensation recommendations for our Senior Leadership Management Group (the “SLMG”), which includes our NEOs and other members of our senior management team. In developing its recommendations, HR consulted with Willis Towers Watson (“WTW”), which serves as management’s compensation consultant.

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program	41

In setting Target TDC for the members of the SLMG, we have adopted a pay positioning strategy that generally seeks to position Target TDC in reference to market median. We modify the pay positioning of individual SLMG members due to a variety of factors, including criticality of role, performance, experience, and retention. We also review the positioning of discrete elements of SLMG members’ compensation, including base salary, target STI, total cash compensation (base salary plus target STI), and LTI. To determine pay positioning, we primarily use WTW’s proprietary database of executive compensation at large diversified insurers, which we supplement with a select compensation comparator group, as described below.

Compensation Comparator Group. For compensation benchmarking purposes, we also used a group of peer companies within our industry that are similar to us in terms of assets and revenues and with which we compete for executive talent (the “Comparator Group”). HR, with input from WTW, constructed the Comparator Group and used the companies in the Comparator Group as a second market reference for benchmarking and setting context for pay recommendations for our NEOs and other members of the SLMG. In constructing the Comparator Group, we aimed to select the most appropriate companies against which Brighthouse Financial’s compensation-related performance should be measured. The Comparator Group consists of thirteen publicly traded companies in the insurance industry with assets and/or revenues between approximately 0.25 to 2.0 times those of Brighthouse Financial. As Brighthouse Financial exclusively sells individual life and annuities products in the United States, comparably sized insurers with a meaningfully different business mix or with significant global operations were excluded from the Comparator Group.

Applying these criteria, the Compensation and Human Capital Committee, in consultation with the Committee’s independent compensation consultant, Semler Brossy, determined to use the companies set forth below as its Comparator Group:

• Ameriprise Financial, Inc.	• Lincoln National Corporation
• Assurant, Inc.	• Principal Financial Group, Inc.
• CNO Financial Group, Inc.	• Reinsurance Group of America, Incorporated
• Corebridge Financial, Inc.	• Sun Life Financial Inc.
• Equitable Holdings, Inc.	• Unum Group
• Globe Life Inc.	• Voya Financial, Inc.
• Jackson Financial Inc.

For 2025 compensation planning, the Compensation and Human Capital Committee made two changes to the peer group: removing American Equity Investment Life Holding Company, in light of its acquisition by Brookfield Reinsurance, and adding Corebridge Financial, Inc., which recently became a public, standalone company with a similar business mix and scale. The Compensation and Human Capital Committee will continue to annually review the Comparator Group to include companies of a similar size and business mix and with which Brighthouse Financial competes in the talent market.

2025 Proxy Statement | Brighthouse Financial

42	Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program

Elements of 2024 Compensation

Component	Form	Purpose

Base Salary	Cash (Fixed)	Base salary provides a fixed amount of compensation for service during the year. Base salary is determined based upon a variety of factors, including scope of responsibilities, individual performance, and market data. In line with our pay-for-performance philosophy, Target TDC has been structured so that base salary is the smallest component of pay for our NEOs.

Short-Term Incentive (STI) Awards	Cash (Variable)	STI awards are annual cash incentive awards that reward NEOs for their performance in 2024. Payout amounts were based both upon the Company’s performance against the 2024 STI Metrics approved by the Compensation and Human Capital Committee and upon the NEO’s individual performance.

Long-Term Incentive (LTI) Awards	Equity (Variable)	LTI awards are stock-based awards that reward NEOs for their contributions to Brighthouse Financial’s long-term success. 2024 LTI awards consisted of PSUs, which will be paid out at the end of a three-year performance period based on Brighthouse Financial’s performance against quantitative goals, and RSUs, which vest annually in thirds. For the CEO, the LTI Award mix is 70% PSUs and 30% RSUs. For all other NEOs, the LTI Award mix is 60% PSUs and 40% RSUs.

In exceptional circumstances, the Compensation and Human Capital Committee may offer special incentive or retention awards if such action is determined to be necessary to achieve the Company’s goals. No such awards were granted to any NEO in 2024.

2024 Target Total Direct Compensation

In November 2023 and January 2024, as part of the annual compensation planning process, the Independent Directors (in the case of the CEO) and the Compensation and Human Capital Committee (in the case of the other NEOs) approved the Target TDC for all NEOs. The 2024 Target TDC increases for Mssrs. Steigerwalt, Spehar and Lambert were made to better align their compensation with the median compensation levels among our peer companies. 2024 Target TDC for our NEOs is described in the following table.

Name	Base Salary (1)	Target STI (as % of Base Salary)	Target LTI (as % of Base Salary)	Target TDC

Eric Steigerwalt (2)	$1,050,000	210%	625%	$9,817,500

Ed Spehar (3)	$ 650,000	150%	290%	$3,510,000

Myles Lambert (4)	$ 650,000	140%	200%	$2,860,000

Allie Lin	$ 525,000	125%	175%	$2,100,000

John Rosenthal	$ 575,000	195%	250%	$3,133,750

(1)	Increases (if any) were effective March 2, 2024.

(2)

Changes from Mr. Steigerwalt’s 2023 Target TDC included (i) a salary increase from $1,000,000 to $1,050,000, (ii) an increase to Target STI from 200% to 210% of base salary and (iii) an increase to Target LTI from 600% to 625% of base salary, resulting in an increase in Target TDC from $9,000,000 to $9,817,500.

(3)	Changes from Mr. Spehar’s 2023 Target TDC included a salary increase from $600,000 to $650,000, resulting in an increase in Target TDC from $3,240,000 to $3,510,000.

(4)	Changes from Mr. Lambert’s 2023 Target TDC included a salary increase from $600,000 to $650,000, resulting in an increase in Target TDC from $2,640,000 to $2,860,000.

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program	43

As shown in the following graphs, our CEO’s and other NEOs’ Target TDC, on average, is heavily weighted toward variable, at-risk elements.

2024 STI Metrics. The Compensation and Human Capital Committee established metrics for the 2024 STI Awards that are linked to Brighthouse Financial’s strategic goals. This is consistent with our pay-for-performance philosophy and helps ensure that the NEOs are compensated for their contributions to the Company’s achievement of the business goals set forth in the strategic plan. In establishing the STI Metrics, the Compensation and Human Capital Committee was guided by the following principles:

•	metrics should consist of operational or financial drivers of financial performance that are aligned with Brighthouse Financial’s long-term strategy;
•	metrics should be objective and measurable;
•	executive officers should have the ability to directly impact Brighthouse Financial’s performance; and
•	metrics should not incentivize management to engage in inappropriately risky behavior.

Selection of the STI Metrics was based on the Board’s review of the Company’s strategy and approval of the financial plan. In connection with this review, the Finance and Risk Committee recommended, for the Compensation and Human Capital Committee’s approval, metrics and performance levels that are aligned with the Company’s strategy and financial plan. In setting the performance levels, the Finance and Risk Committee and Compensation and Human Capital Committee considered the Company’s historical performance, risks and opportunities to achieving the goals, and other factors. The Compensation and Human Capital Committee set performance levels that it believes were appropriately rigorous and challenging for management to achieve.

2025 Proxy Statement | Brighthouse Financial

44	Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program

A summary of our 2024 STI Metrics and the rationale for their selection follows.

2024 STI Metrics	Weighting	Definition	Performance Link

Corporate Expenses	40%	Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding, and incentive compensation.	Effectively managing our expenses is a core element of our strategy. Key challenges to meeting our expense target included navigating inflationary conditions and other macroeconomic factors while making investments to support the Company’s growth.

Sales	40%

Annuity sales (80%) – measured as total deposits for annuity products.

Life sales (20%) – includes annualized new premium for term life; first-year paid premium for whole life, universal life, and variable universal life; and total paid premium for indexed universal life.

			Since our establishment, annuity and life sales have been key drivers of our revenues and value. Annuities represent the greatest portion of our business. Meeting our sales goals involves achievement by organizations across the Company. Key challenges to achieving our sales goals included the uncertain macroeconomic environment and increased competition in certain product classes.

Normalized Statutory Earnings	20%	This metric is calculated as follows (as described in our 2024 Form 10-K): statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98*, net of the change in our variable annuity reserves, which are calculated at CTE70*, and (iii) unrealized gains (losses) associated with our variable annuities and Shield hedges, net of reinsurance, and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate, and forecast those results.	Normalized Statutory Earnings is a key metric used by management to measure our insurance companies’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. It reflects factors that a broad population of STI participants directly impact and influence. This metric is the product of performance across key aspects of management’s strategy, including sales, capital, and expenses. In the long term, normalized statutory earnings contribute to our capacity to generate statutory free cash flow from our operating companies to the parent holding company. Key challenges to achieving our normalized statutory earnings goals included managing the volatility of market performance and interest rates, prudently managing our hedging strategy, and corporate expenses.

*	See “Other Financial Disclosures” for a definition of Conditional Tail Expectation (“CTE”).

For each STI Metric, the Compensation and Human Capital Committee approved a payout curve based on its evaluation of the likelihood of management achieving those performance levels, as outlined below:

•	Threshold: results in payout of 50% of target value
•	Target: results in payout of 100% of target value
•	Maximum: results in payout of 150% of target value
•	0% payout if the Company does not achieve the threshold performance level

STI Awards are based upon the Company’s achievement of the STI Metrics, as well as qualitative factors the Compensation and Human Capital Committee deemed appropriate, including each NEO’s performance and accomplishments during 2024. The Compensation and Human Capital Committee retains discretion to adjust payout

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program	45

levels upward or downward if such adjustment is aligned with the Company’s strategic goals. The Compensation and Human Capital Committee expects to exercise its discretion to make any such adjustment infrequently. While there is no limitation on the Compensation and Human Capital Committee’s authority to make negative adjustments, the Compensation and Human Capital Committee’s authority to make positive adjustments to payout amounts is limited, as follows:

•	if threshold performance level is not achieved, then the payout can only be adjusted up to 55% of a metric’s target
•	if threshold performance is achieved, then the payout can only be adjusted up to 20% above the Company’s actual performance against that metric

The Compensation and Human Capital Committee made no such discretionary adjustments to payouts for fiscal 2024 performance.

The following table reflects the Company’s performance against each STI Metric (payout percentages were rounded up to the nearest whole number) and the 2024 Company Performance Factor approved by the Compensation and Human Capital Committee.

	Performance Level

STI Metrics (weighting)	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Results	Payout Percentage (1)
Corporate Expenses (40%)	$ 910M	$870M	$840M	$ 820M	150%
Sales (40%)					115%
Annuity (80%)	$ 6.4B	$ 9.4B	$11.4B	$ 10.0B	116%
Life (20%)	$ 70M	$113M	$140M	$ 120M	111%
Normalized Statutory Earnings (20%) (2)	$(1.0)B	$300M	$600M	$(1.3)B	0%
2024 Company Performance Factor					106%

(1)	Rounded up to the nearest whole number.

(2)

In 2025, Brighthouse Financial updated its hedging strategy for Shield new business and implemented a corresponding accounting method for calculation of normalized statutory earnings to account for the impacts of this updated hedging strategy. The Compensation and Human Capital Committee considered this reporting change in its assessment of the Company’s actual performance against the normalized statutory earnings target, reviewing performance levels established in 2024 as well as performance and targets aligned with the reporting change. Normalized statutory earnings for 2024 under both the original and the modified calculation methodology resulted in a payout percentage of 0%. For the modified definition of normalized statutory earnings, see “Other Financial Disclosures.”

2024 Short-Term Incentive Awards

CEO Compensation. Mr. Steigerwalt, with input from HR and Finance, developed corporate performance goals (“CEO Goals”), which consisted of a mix of strategic and operational objectives, that would be used to assess his performance during 2024. In February 2024, the Compensation and Human Capital Committee reviewed the quantitative and qualitative metrics to measure the CEO’s performance and approved the CEO Goals. In January 2025, the Compensation and Human Capital Committee and the Independent Directors considered the Company’s performance overall, Mr. Steigerwalt’s performance against the CEO Goals, his other accomplishments in 2024, and

2025 Proxy Statement | Brighthouse Financial

46	Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program

Mr. Steigerwalt’s self-assessment of his performance. The following table describes the 2024 CEO Goals and Mr. Steigerwalt’s key accomplishments.

CEO Goal	2024 Performance

Reduce corporate expenses	• Managed corporate expenses of $820 million, which was $50 million better than plan.

Increase annuity and life insurance sales	• Generated approximately $10 billion in annuity sales, exceeding our target. • Generated approximately $120 million in life insurance sales, exceeding our target.

Deliver normalized statutory earnings	• Delivered a normalized statutory loss of $1.3 billion for full year 2024, which was significantly below our target.

Achieve focus on growth priorities and operational capabilities

•  Executed key annuity and life insurance initiatives to expand our complementary product portfolio and enable our growth ambitions, including: the launch of Brighthouse Shield II annuities; enhancements to Brighthouse SmartCare®, our indexed universal life product; expanded distribution of SmartGuard PlusSM and Brighthouse SecureKeySM Fixed Indexed Annuities in additional states and distribution partners; and the receipt of first deposits associated with BlackRock’s LifePath PaycheckTM.

•  Exceeded targeted key partners retention rate and introduced related program to drive additional annuity sales; exceeded the prior year’s satisfaction rate among advisors for certain service experience-related metrics.

•  Drove cost-effective and efficient policy administration and improved service experience via execution against correspondence and online servicing initiatives.

Enhance sustainability program relative to ESG risks and opportunities

•  Supported corporate sustainability practices through enhanced procedures, establishment of priorities for material ESG matters, and improved metrics and ESG rating agency scores.

•  Published the Company’s third annual Corporate Sustainability Report, which included year-over-year improvements and adherence to TCFD and SASB framework criteria.

•  Engaged with external stakeholders, including institutional investors, regulators, and ESG analysts.

Maintain strong culture and enhance inclusion and belonging

•  Completed succession plans for all SLMG members and critical roles.

•  Achieved 100% compliance rate for goal-setting and development plan requirements for officers.

•  Drove talent initiatives to foster our inclusive culture through employee network groups and learning and development programs.

•  Sustained strong engagement among employees, as demonstrated by results of the Company’s employee engagement survey.

The Compensation and Human Capital Committee determined that Mr. Steigerwalt delivered meaningful achievements against the 2024 CEO Goals. Based on the Company’s performance and Mr. Steigerwalt’s accomplishments, the Compensation and Human Capital Committee recommended, and the Independent Directors approved, the following STI Award to Mr. Steigerwalt.

Name	2024 STI Target	2024 STI Payout Percentage	2024 STI Award

Eric Steigerwalt	$2,205,000	98%	$2,160,900

Compensation of the Other NEOs. In January 2025, the Compensation and Human Capital Committee considered each NEO’s individual overall performance and achievements in 2024 in relation to Brighthouse Financial’s goals. Mr. Steigerwalt also provided the Compensation and Human Capital Committee with his assessment of the other

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program	47

NEOs’ 2024 performance. While each NEO’s performance was assessed on an individual basis against goals established early in 2024, the Compensation and Human Capital Committee generally aims to recognize that Brighthouse Financial’s performance is the result of the SLMG’s collective efforts to drive performance. Our other NEOs’ 2024 performance highlights are summarized below.

Ed Spehar, Executive Vice President and Chief Financial Officer

•	Simplified and improved hedging program efficiency, as well as improved VA/Shield hedging effectiveness.
•	Generated capital through reinsurance in-force annuity transaction, supporting the Company’s combined RBC ratio.
•	Optimized expenses, with corporate expenses coming in $50 million lower than budget, while also focusing on profitable growth.
•	Maintained a strong liquid asset position at the holding company, supporting balance sheet strength and flexibility.

Myles Lambert, Executive Vice President and Chief Marketing and Distribution Officer

•	Exceeded annuity sales target, generating approximately $10 billion in annuity sales.
•	Exceeded life sales target, generating approximately $120 million in life insurance sales.
•	Led strategic direction and execution of corporate strategy.
•	Implemented enhancements to Brighthouse SmartCare® and to the Brighthouse Shield® Level Annuities Product Suite.

Allie Lin, Executive Vice President and General Counsel

•	Supported various capital and liquidity transactions, reinsurance transactions, and transactions associated with our institutional spread margin business.
•	Advised on product and distribution strategy, including launch of Shield® Level II Annuities, Shield® Level Pay Plus II Annuities, Brighthouse SmartCare® enhancements, and BlackRock LPP.
•	Mitigated risk through managing litigations, arbitrations, disputes, and regulatory exams.
•	Developed a cross-functional artificial intelligence governance and risk management framework and enhanced the Company’s cybersecurity and privacy incident response plan.

John Rosenthal, Executive Vice President and Chief Investment Officer

•	Managed Investments expenses below plan.
•

Achieved strong institutional spread margin business results, including delivery of $11 billion of liabilities and generation of pre-tax income of $112 million; grew our Funding Agreement-Backed Note business.

•	Realized credit losses close to target and total losses within all loss budgets.
•	Supported key projects and initiatives, including reinsurance transactions and launch of BlackRock LPP.

As part of its assessment of each NEO’s individual performance, the Compensation and Human Capital Committee considered their human capital achievements, including talent management and succession planning; talent development; fostering an inclusive environment; and other actions to support and advance Brighthouse Financial’s strategy. Our NEOs contributed to our high employee engagement and inclusive culture through team building and engagement activities, leadership meetings and podcasts, talent acquisition and development programs, branding initiatives, employee network groups, and external volunteer activities and partnerships with industry groups.

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48	Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program

The Compensation and Human Capital Committee considered the foregoing accomplishments and, based on Mr. Steigerwalt’s recommendations, approved the following STI Awards to our other NEOs (STI Payout Percentage may be rounded up to the nearest whole number).

Name	2024 STI Payout Percentage	2024 STI Award

Ed Spehar	98%	$ 955,500

Myles Lambert	106%	$ 964,600

Allie Lin	106%	$ 695,625

John Rosenthal	102%	$1,143,675

The 2024 STI amounts paid to all of our NEOs are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table for 2024.”

2024 Long-Term Incentive Awards

In early 2024, the Independent Directors, on the recommendation of the Compensation and Human Capital Committee, approved an LTI Award for Mr. Steigerwalt, and the Compensation and Human Capital Committee approved LTI awards for our other NEOs. The following table shows the breakdown of award vehicles chosen for the 2024 LTI Awards.

Type of Award	Percentage of LTI Award	Vesting Schedule

Performance Share Units (PSUs)	CEO: 70% Other NEOs: 60%	Cliff vest after year 3; the number of shares issued, if any, is subject to achievement of preestablished performance goals over the 2024-2026 performance period

Restricted Stock Units (RSUs)	CEO: 30% Other NEOs: 40%	Ratable vesting over 3 years (1/3rd vests at each anniversary)

Our 2024 LTI Awards were issued on March 1, 2024 (the “Grant Date”). The number of RSUs and PSUs awarded were determined by multiplying the dollar amount of the 2024 LTI Award by (i) 70% in the case of PSUs for the CEO or 60% for the other NEOs or (ii) 30% in the case of RSUs for the CEO or 40% for the other NEOs, and then dividing each product by the closing price of a share on the Grant Date (rounded down to the nearest whole share). The following table shows each NEO’s target 2024 LTI Award based on the value (rounded) of the LTI Award on the Grant Date.

Name	LTI Award Value	Number of PSUs	Number of RSUs

Eric Steigerwalt	$6,562,500	99,517	42,650

Ed Spehar	$1,885,000	24,501	16,334

Myles Lambert	$1,300,000	16,897	11,265

Allie Lin	$ 918,750	11,942	7,961

John Rosenthal	$1,437,500	18,685	12,456

Detailed information on the 2024 LTI Award for each NEO is reported in the “Grants of Plan-Based Awards in 2024” table.

The 2024 PSUs will reward our NEOs for Brighthouse Financial’s performance over the 2024-2026 performance period. The number of shares issued, if any, at the end of the performance period will depend on the Company’s performance.

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program	49

This is consistent with our pay-for-performance philosophy and helps ensure that the NEOs are compensated for their contributions to the Company’s achievement of the business goals set forth in the strategic plan. In establishing the 2024 PSU Metrics, the Compensation and Human Capital Committee was guided by the following principles:

•	metrics should consist of key results-oriented financial measures that reflect the success of Brighthouse Financial’s long-term strategy;
•	metrics should be objective and measurable;
•	executive officers should have the ability to directly impact Brighthouse Financial’s performance; and
•	metrics should not incentivize management to engage in inappropriately risky behavior.

Selection of the PSU Metrics was based on the Board’s review of the Company’s strategy and approval of the financial plan. In connection with this review, the Finance and Risk Committee recommended, for the Compensation and Human Capital Committee’s approval, metrics and performance levels that are aligned with the Company’s strategy and financial plan. In setting the performance levels, the Finance and Risk Committee and Compensation and Human Capital Committee considered the Company’s historical performance, risks and opportunities to achieving the goals, and other factors. The Compensation and Human Capital Committee set performance levels that it believes were appropriately rigorous and challenging for management to achieve.

The following table presents a summary of our 2024 PSU Metrics.

2024 PSU Metrics	Weighting/ Modifier	Definition	Performance Link

Net Cash Flow to the Holding Company	60%	Net cash flow to the holding company measures net capital distributions from Brighthouse Financial’s operating companies.	Key metric that measures our cash flow, which strengthens our balance sheet and provides management with flexibility to deploy our capital for various purposes, including return of capital to stockholders.

Statutory Expense Ratio	40%	Statutory expense ratio is calculated by dividing expenses by direct premiums, assumed premiums (from sales of our fixed indexed annuities by third parties), and fee income. Statutory expense ratio may reflect certain infrequent and/or unpredictable adjustments unrelated to current period performance that are one-time or non-recurring in nature that adhere to our guidelines for normalizing adjustments.	An operating efficiency metric that reflects the ratio of statutory operating expenses to statutory premiums and fee income, which measures our performance in key strategic areas of expense management and sales growth.

rTSR Modifier	±10%	TSR is calculated by comparing the average of the applicable company’s closing stock prices over the 20 trading days immediately preceding the first day of the performance period with the average of the applicable company’s closing stock prices over the last 20 trading days of the performance period, including dividends (if any) when actually paid on a reinvested basis during the applicable period.	At the end of the three-year measurement period, the PSUs may be adjusted upwards or downwards by 10 percentage points depending on the Company’s TSR relative to the TSRs of a comparator group of comparable companies in the life insurance and annuities industry. See below for additional detail.

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50	Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program

The treatment of outstanding equity awards upon a termination of employment or a change of control is described below under the heading “Termination and Change of Control Benefits” and in the table “Potential Payments Upon Termination or Change in Control.”

For each PSU Metric, the Compensation and Human Capital Committee approved a payout curve based on its evaluation of the likelihood of management achieving those performance levels, as outlined below:

•	Threshold: results in payout of 50% of target value
•	Target: results in payout of 100% of target value
•	Maximum: results in payout of 150% of target value
•	0% payout if the Company does not achieve the threshold performance level

The Compensation and Human Capital Committee retains discretion to adjust payouts only where performance has been impacted by a significant, non-recurring event and such adjustment is aligned with the Company’s strategic goals. The Compensation and Human Capital Committee expects to exercise this discretion infrequently, if at all.

rTSR Modifier. The 2024 PSUs include an rTSR modifier. At the end of the three-year measurement period, the PSUs may be adjusted upwards or downwards by 10 percentage points depending on the Company’s TSR relative to the TSR of a comparator group of companies (the “rTSR Comparator Group”). The following table illustrates how the rTSR Modifier will be applied:

TSR Ranking Relative to the rTSR Comparator Group	Modifier Application

≥75th percentile	Add 10 percentage points

>25th percentile and <75th percentile	No adjustment

≤25th percentile	Subtract 10 percentage points

The rTSR Comparator Group is different from the Compensation Peer Group because we considered industry comparability as well as company size and other characteristics, such as market risk (beta) and asset leverage, that the Compensation and Human Capital Committee believes are more relevant for measuring TSR.

CNO Financial Group, Inc.	Lincoln National Corporation

Corebridge Financial, Inc.	Principal Financial Group, Inc.

Equitable Holdings, Inc.	Prudential Financial, Inc.

Jackson Financial Inc.	Unum Group

If the Compensation and Human Capital Committee determines, in its informed judgment, that a significant event has occurred that the Compensation and Human Capital Committee expects to have, or the Compensation and Human Capital Committee determines has had, a substantial effect on the business or TSR of any company in the rTSR Comparator Group, the Compensation and Human Capital Committee will remove that company from the rTSR Comparator Group. A company that is removed from the rTSR Comparator Group before the end of the performance period will be excluded from the calculation of TSR ranking relative to the rTSR Comparator Group.

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 2 – 2024 Executive Compensation Program	51

2022 PSU Payouts

In March 2025, the NEOs received payouts with respect to PSUs granted as part of the 2022 LTI program. The value of these PSUs was based on the Company’s performance for the 2022-2024 performance period against PSU metrics approved by the Compensation and Human Capital Committee, as described below.

2022 PSU Metric (weighting)	Performance Level			Actual Results (2)	Payout Percentage (1) (2)
	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)

Statutory Expense Ratio (60%)	8.30%	7.50%	7.10%	7.61%(2)	94%

Net Cash Flow to the Holding Company (40%)	$100M	$900M	$1.3B	$288M	64%

2022 PSU Payout					82%

(1)	Rounded up to the nearest whole number.

(2)

As reported in our 2023 and 2024 proxy statements, in 2022, Brighthouse Financial implemented a change to its statutory reporting to report certain investment-related rebate fees as deductions from investment income (whereas they were previously reported as investment expenses, which are included in operating expenses). The calculation of the statutory expense ratio is intended to reflect the Company’s operating efficiency and does not include this category of fees. In a manner consistent with the previous two years, the Compensation and Human Capital Committee considered this reporting change in its assessment of the Company’s actual performance against the statutory expense ratio target, reviewing performance levels established in 2022 as well as performance and targets aligned with the reporting change. In consideration of the results that would have been achieved had the reporting change been adopted at the commencement of the performance period, the Compensation and Human Capital Committee exercised its discretion to establish a 94% payout under this metric in order to maintain the link between operating efficiency performance and pay. The Compensation and Human Capital Committee did not use its discretionary authority to adjust the payout under the Net Cash Flow to the Holding Company metric.

Role of the Compensation and Human Capital Committee and Others in Determining Compensation

Management’s Role. As discussed above, HR, in consultation with WTW, is primarily responsible for preparing Target TDC recommendations for our SLMG. As part of our year-end compensation planning process, our CEO led the review of each SLMG member’s performance during 2024, participated in developing recommendations for all elements of pay for the members of the SLMG (other than himself), and discussed these recommendations with the Compensation and Human Capital Committee. Based on the CEO’s assessment of each SLMG member’s performance, HR prepared compensation recommendations for each SLMG member (other than the CEO) and presented them for Compensation and Human Capital Committee approval. With respect to CEO compensation, the Compensation and Human Capital Committee and the Independent Directors reviewed the Company’s and Mr. Steigerwalt’s performance, as well as Mr. Steigerwalt’s self-assessment of his performance. The Compensation and Human Capital Committee recommended the CEO’s compensation, including Target TDC and STI and LTI awards, for approval by the Independent Directors. Compensation and Human Capital Committee’s Role. The Compensation and Human Capital Committee is responsible for establishing and implementing our executive compensation philosophy and structure. Pursuant to its charter, the Compensation and Human Capital Committee:

•	assisted the Board in fulfilling its responsibility to oversee the development and administration of compensation programs for our executives and certain other employees;
•

approved the goals and objectives relevant to our CEO’s compensation, evaluated our CEO’s performance in light of such goals and objectives, and recommended, for approval by the Independent Directors, the CEO’s annual compensation based on such evaluation;

•	reviewed and approved the compensation of Brighthouse Financial’s other executive officers;

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52	Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies

•

reviewed and approved our equity and non-equity incentive compensation plans and arrangements and, where appropriate or required, recommended such plans and arrangements for approval by the Board and/or our stockholders; and

•

reviewed our incentive compensation arrangements to confirm that incentive pay does not encourage our executive officers to take unnecessary risks, as well as reviewed and discussed the relationship between our risk management policies and practices, corporate strategy, and senior executive compensation.

Compensation Consultant to the Compensation and Human Capital Committee’s Role. Under its written charter, the

Compensation and Human Capital Committee has the authority to retain advisers to assist in the discharge of its duties. The Compensation and Human Capital Committee has retained Semler Brossy as its independent compensation consultant since November 2017. The Compensation and Human Capital Committee annually assesses Semler Brossy’s independence in accordance with SEC standards and has determined that no conflicts of interest or independence concerns exist. Semler Brossy reports directly to the Compensation and Human Capital Committee, and the Compensation and Human Capital Committee has the sole authority to approve the fees and other terms of the retention of Semler Brossy as its independent compensation consultant. Semler Brossy generally attends all Compensation and Human Capital Committee meetings. Semler Brossy advises the Compensation and Human Capital Committee on all aspects of the Company’s executive compensation program, including our compensation philosophy, policies, and practices; the form, mix, and amount of Target TDC; our STI and LTI programs, including the STI and LTI metrics for 2024 and the forms of equity-based incentives awarded to members of the SLMG in 2024; and trends and best practices relating to executive compensation.

Section 3 – Additional Compensation Practices and Policies

Stock Ownership and Retention Guidelines

Our stock ownership and retention guidelines apply to all members of the SLMG, which includes our NEOs. The guidelines are intended to align the interests of SLMG members with those of our stockholders by requiring SLMG members to achieve and maintain significant ownership in our stock. The ownership guidelines were set by the Compensation and Human Capital Committee as a multiple of the officer’s current base salary. SLMG members must achieve their ownership levels within five years of becoming an SLMG member. For purposes of calculating the value of an SLMG member’s current ownership, the value of a share is based on the unweighted average of the closing prices of our common stock over the prior twelve-month period. Ownership includes shares owned outright (or jointly with a spouse or in a trust over which an executive has investment control), shares received through any Company award (e.g., option exercises, RSUs, and PSUs), unvested RSUs, and shares purchased through the Brighthouse Financial Employee Stock Purchase Plan. PSUs are not included in determining an officer’s ownership level until they are converted to shares based on the Company’s performance at the end of the applicable performance period. SLMG members must retain at least 50% of the net after-tax shares acquired from settlement or exercise of stock-based awards until the applicable ownership level is achieved. All of our NEOs are in compliance with the Company’s stock ownership and retention guidelines as of April 14, 2025. The ownership guidelines applicable to our NEOs are described in the following table.

	Ownership Guideline		Status
Name	Multiple of Base Salary	Ownership Level

Eric Steigerwalt	6x	$6,300,000	Achieved

Ed Spehar	3x	$1,950,000	Achieved

Myles Lambert	3x	$1,950,000	Achieved

Allie Lin	1x	$ 590,000	Achieved

John Rosenthal	3x	$1,725,000	Achieved

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies	53

Benefit Plans

Brighthouse Savings Plan and Auxiliary Plan. Our employees, including our NEOs, are eligible to participate in the Brighthouse Services, LLC Savings Plan and Trust (the “Brighthouse Savings Plan”), which is a tax-qualified 401(k) plan. In addition, certain employees, including our NEOs, are eligible to participate in the Brighthouse Services, LLC Auxiliary Savings Plan (the “Auxiliary Plan”), which is a nonqualified deferred compensation plan. Participants in the Auxiliary Plan receive Company matching and Company non-discretionary contributions that cannot be made to the Brighthouse Savings Plan because a participant’s compensation exceeds certain tax-qualified plan contribution limits imposed under the Internal Revenue Code of 1986, as amended (the “Code”). For the Company matching and Company non-discretionary contributions under the Brighthouse Savings Plan and Auxiliary Plan earned in 2024, see the “All Other Compensation” column in the “Summary Compensation Table for 2024.” Company matching and Company non-discretionary contributions in the Brighthouse Savings Plan and the Auxiliary Plan become 100% vested after the participant completes two years of service. Under the Auxiliary Plan, in the event of a change of control, all participants will be fully vested in all contributions, including earnings, under the Auxiliary Plan. In addition, no amendments can be made to the Auxiliary Plan after a change of control that would decrease the value of benefits accrued to any participant under the Auxiliary Plan as of the date of the change of control or change the time or form of distribution under the Auxiliary Plan to eliminate lump sum distributions or further defer the timing of payment. See the narrative following the “Nonqualified Deferred Compensation in 2024” table for additional information about the Auxiliary Plan.

Voluntary Deferred Compensation Plan. The Brighthouse Services, LLC Voluntary Deferred Compensation Plan (“VDCP”), a nonqualified deferred compensation plan, allows a select group of highly compensated employees the opportunity to defer between 10% and 50% of eligible base salary and from 10% to 80% of STI awards. Amounts deferred are notionally invested in investment tracking funds selected by the participant. Participants can elect to have deferred compensation accounts paid, or begin to be paid, in a specific year, which cannot be earlier than May of the third calendar year following the year the compensation was earned, and can elect to receive distributions in either a single lump sum or up to 15 annual installments. In the event of a participant’s death before distributions commence or are completed, the participant’s account balance will be paid in a single lump sum to the participant’s beneficiary. In the event of a change of control, no amendments can be made to the VDCP after a change of control that would decrease the amount in a participant’s deferred compensation account accrued under the VDCP as of the date of the change of control or modify the time or form of distributions under the VDCP. The only NEO currently participating in the VDCP is Ms. Lin. See the narrative following the “Nonqualified Deferred Compensation in 2024” table for additional information about the VDCP.

Limited Death Benefit Plan. Brighthouse Services, LLC (“Brighthouse Services”), a Brighthouse Financial subsidiary, maintains the Brighthouse Services, LLC Limited Death Benefit Plan (the “Limited Death Benefit Plan”) to provide a benefit to the participants who die while employed by Brighthouse Services or its designated affiliates. The participants are employees of Brighthouse Financial who are entitled to a “traditional formula” benefit upon retirement under the MetLife, Inc. Auxiliary Retirement Plan (the “MetLife ARP”) and whose employment transferred from MetLife Group, Inc. to Brighthouse Services in connection with the Separation from MetLife, Inc. Participants who die while employed by Brighthouse Financial are not entitled to a traditional formula benefit under the MetLife ARP. The Limited Death Benefit Plan provides the participants with a benefit in the form of a final wage payment that approximates the MetLife ARP benefit that would be lost should they die while employed by Brighthouse Financial. As of December 31, 2024, the Limited Death Benefit Plan had seven participants, of whom one, John Rosenthal, is an NEO. The potential amount of the benefit to be paid to Mr. Rosenthal is described in the “Potential Payments Upon Termination or Change in Control” table. As an offset to Brighthouse Services’ potential liabilities under the Limited Death Benefit Plan, Brighthouse Services maintains a company-owned life insurance (“COLI”) policy on the life of this NEO participant. Brighthouse Services is the beneficiary under the policy and will receive the COLI proceeds upon the insured’s death.

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54	Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies

Supplemental Death Benefit Only Plan
. In December 2022, Brighthouse Life Insurance Company purchased an insurance company-owned life insurance (“
ICOLI
”) policy covering the lives of all eligible employees of Brighthouse Services that consented to such coverage. Brighthouse Life Insurance Company is the beneficiary under the policy and will receive the ICOLI proceeds upon the insured’s death. Effective January 1, 2023, Brighthouse Services established the Brighthouse Services, LLC ICOLI Supplemental Death Benefit Only Plan (“
Supplemental Death Benefit Only Plan
”) to provide a taxable, single lump sum death benefit of $350,000 to the designated beneficiary of any such consenting employee who dies while employed by Brighthouse Services. Each of the NEOs is covered under the ICOLI policy and the Supplemental Death Benefit Only Plan. The potential amount of the death benefit potentially payable to these beneficiaries is described in the “
Potential Payments Upon Termination or Change in Control
” table.
Termination and Change of Control Benefits
The Brighthouse Services, LLC Executive Severance Pay Plan, as amended and restated (the “
Severance Plan
”), provides severance pay and related benefits to certain terminated executive officers in consideration of a release of employment-related claims and subject to compliance with certain restrictive covenants. See the “
Potential Payments Upon Termination or Change in Control
” table for additional information about amounts that would be payable to our NEOs under the Severance Plan.
The Brighthouse Services, LLC Change of Control Severance Pay Plan, as amended (the “
Change of Control Plan
”) provides a means to help us retain our senior executive officers while a transaction is pending or during the two-year
transition period following the close of a transaction. We believe that the Change of Control Plan aligns the interests of such executives with those of our stockholders and promotes maximum stockholder value without limiting the Company’s flexibility to engage in, or successfully transition after, a transaction. Under the terms of the Change of Control Plan, a covered participant is eligible to receive severance payments if within two years following a change of control the participant (i) is terminated involuntarily without cause or (ii) discontinues employment for “good reason;” or if following the occurrence of a potential change of control the participant is terminated involuntarily without cause within six months prior to a change of control. See the “
Potential Payments Upon Termination or Change in Control
” table for additional information about amounts that would be payable to our NEOs under the Change of Control Plan.
As of December 31, 2024, we had no employment agreements or offer letters with any of our currently employed NEOs that provide for individual severance or change of control benefits. Equity awards held by our NEOs may vest and become payable in the event of termination or a change of control in accordance with the terms of the Employee Plan and the applicable award agreement (including the award agreement supplement). In addition, certain amounts credited to our NEOs under the Employee Plan may vest and become payable in the event of the NEO’s death or termination on or following the NEO’s “Rule of 65 Date,” which is the date that the sum of a participant’s age plus years of service (which for Brighthouse Financial employees at the time of the Separation includes MetLife service) equals or exceeds 65, provided the participant has at least five years of service. See the “
Potential Payments Upon Termination or Change in Control
” table for additional information about amounts that would be payable to our NEOs under the Employee Plan.
Stock-Based Award Timing Practices
Stock-based LTI awards are expected to be granted on an annual basis to our executive officers, including the NEOs, in connection with Board and Compensation and Human Capital Committee meetings occurring in the first quarter of each year. The grant date of such awards generally occurs on or around March 1. Other stock-based awards may be granted from time to time in connection with other circumstances, including the hiring or change of responsibilities of an executive officer.
We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing price of our common stock on the Nasdaq on the date of the grant. If the grant date falls on a non-trading
day, the exercise price is the closing price of our common stock on the Nasdaq on the last trading day preceding the date of grant.

Brighthouse Financial
| 2025 Proxy Statement

Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies	55

No stock option awards, including
off-cycle
stock option awards, were granted to our NEOs in fiscal year 2024. During fiscal year 2024, we did not grant stock option awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information. We have not timed the disclosure of material, nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in fiscal year 2024.
Tax Deductibility of Executive Compensation
Section 162(m) of the Code generally provides that compensation payable to any of our NEOs in excess of $1 million will
not be deductible, except to the extent paid pursuant to a grandfathered “performance-based compensation” arrangement in place as of November 2, 2017. While the Company and the Compensation and Human Capital Committee consider the availability of Section 162(m) deductions in the design of our executive compensation program, the Company and the Compensation and Human Capital Committee reserve the right to pay non-deductible
compensation if necessary or appropriate to retain and incent key executives whose performance is important to our success. Notwithstanding the absence of the Section 162(m) exclusion for performance-based compensation, the Compensation and Human Capital Committee expects to continue to place performance conditions on our STI and LTI Awards granted to our NEOs consistent with our pay-for-performance
compensation philosophy.
Hedging and Pledging Prohibition
We have adopted an insider trading policy that governs the purchase, sale, and/or other disposition of our securities by our Directors, officers, and employees, as well as the Company itself, that is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. Our insider trading policy prohibits all Directors and employees, including our NEOs, from engaging in certain speculative transactions, including short sales, hedging, and trading in put and call options, with respect to Company securities. The insider trading policy also prohibits Directors and employees, including our NEOs, from pledging Company securities.
Risk Assessment
At the Compensation and Human Capital Committee’s March 2025 meeting, Semler Brossy presented a compensation risk assessment report that it prepared and developed in consultation with Brighthouse Financial’s management, including our Chief Risk Officer, based on its review of our compensation programs. Semler Brossy highlighted the compensation governance policies and Board-level controls in place to manage compensation-related risk and the risk-balancing and risk-mitigating features of our 2024 compensation program, including our strong Compensation Recovery Policies, balanced pay mix, caps on incentive payouts, and the Compensation and Human Capital Committee’s ability to exercise discretion. Following a discussion of Semler Brossy’s assessment and findings, the Compensation and Human Capital Committee concluded that the risks arising from the Company’s compensation programs are not reasonably likely to have a material adverse impact on the Company. In addition, our Internal Audit department reviewed and certified the Company’s actual performance results for each metric under our 2024 STI and 2022 PSU Awards as well as the applicable payout factors.
Compensation Recovery Policies
Our Board believes that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability, and that reinforces the Company’s pay-for-performance
compensation philosophy. We have maintained a method for seeking the recoupment of compensation from executive officers and employees since 2018. In 2023, consistent with newly-effective SEC rules and Nasdaq listing standards, the Compensation and Human Capital Committee adopted a new standalone policy to address such rules and standards and additionally modified our previously existing compensation recoupment policy. One of our Compensation Recovery Policies is designed to provide for the mandatory recoupment of erroneously awarded compensation from covered officers in the event of a financial restatement (in accordance with SEC rules and Nasdaq listing standards), while the other Compensation Recovery Policy continues to allow us to pursue the recoupment of incentive and equity compensation earned by executive officers and other employees in the additional circumstances described in the following table. The Compensation and Human Capital Committee administers our Compensation Recovery Policies.

2025 Proxy Statement |
 Brighthouse Financial

56	Compensation Discussion and Analysis — Section 4 – 2025 Compensation Program Overview

Conduct or Event	Covered Persons	Compensation Subject to Recoupment	Covered Period

Accounting restatement due to material noncompliance with financial reporting requirement (1)	Section 16 officers	Cash incentive and performance-based equity incentive compensation	Three completed years prior to the date the Company is required to prepare an accounting restatement

Conduct, or failure to supervise, which results in material financial or reputational harm (2)	Any employee who engaged in the misconduct	Cash incentive and equity compensation (including time-based equity)	Period of misconduct

Material inaccuracy in performance metrics (2)	Executive officers and any employee who materially contributed to, or failed to supervise with respect to, the material inaccuracy	Excess incentive compensation that was, or will be, paid based on the inaccurate metric	Three years prior to achievement of the performance metric

(1)

The foregoing description of the Brighthouse Financial, Inc. Accounting Restatement Compensation Recovery Policy is qualified in its entirety by reference to the policy, which is filed as Exhibit 97.1 to the 2024 Form 10-K.

(2)	Covered under the Brighthouse Financial, Inc. All-Employee Compensation Recovery Policy.

Section 4 – 2025 Compensation Program Overview

This section provides an overview of our 2025 executive compensation program, including changes we have made from our 2024 executive compensation program. The 2025 executive compensation program will be more fully discussed in next year’s proxy statement (in connection with our 2026 annual meeting of stockholders).

2024 Say-on-Pay Vote and Stockholder Engagement

At our 2024 Annual Meeting, approximately 98.9% of the votes cast by our stockholders (including abstentions) were voted “FOR” our Say-on-Pay proposal to approve the compensation paid to our NEOs. The Compensation and Human Capital Committee considered the results of this vote demonstrating strong shareholder support for our executive compensation program in designing our 2025 executive compensation program and making compensation decisions for our NEOs. The Compensation and Human Capital Committee also considered stockholders’ views and feedback they shared during our 2024-2025 stockholder engagement program, as discussed above (see “Stockholder Engagement”). During our engagements, stockholders overwhelmingly expressed approval of our 2023 compensation program and the quality of our compensation-related disclosures. Our stockholders also expressed support for our 2024 executive compensation program, including our use of quantitative compensation metrics that are aligned with the Company’s strategy to drive long-term value creation. The following table describes the feedback we received related to our compensation program and how we have addressed it.

What we heard	What we’re doing

Stockholders did not identify any substantive or significant concerns with our compensation program or pay practices	• The Compensation and Human Capital Committee values feedback from our stockholders and considers it in its oversight of our executive compensation program.

Disclosure about compensation practices was robust	• It is important for us to be transparent and clear about our compensation program. We aim to provide useful disclosure about our compensation practices.

Brighthouse Financial | 2025 Proxy Statement

Compensation Discussion and Analysis — Section 4 – 2025 Compensation Program Overview	57

What we heard	What we’re doing

Incentive compensation metrics are aligned with the Company’s strategy

•  The Compensation and Human Capital Committee annually reviews our incentive compensation metrics to ensure that they align with our strategy and incentivize behaviors that we believe will create long-term value for our stockholders. See “Proxy Summary – The Brighthouse Financial Story” and “Compensation Discussion and Analysis – Section 1 – Executive Summary.”

Stockholders expressed support for the addition of a relative metric to the 2024 LTI program and noted appreciation for updates on compensation program design for future years

•  We describe certain changes to the 2024 STI and LTI Programs in this “Section 4” including the addition of a relative total shareholder return modifier to the 2024 LTI program in order to further align PSUs to long-term stockholder value.

2025 STI Program

Our 2025 STI program is generally consistent with our 2024 program and our 2025 STI Metrics are unchanged from 2024. The Compensation and Human Capital Committee continues to believe that our STI Metrics are linked to Brighthouse Financial’s strategic goals and incentivize behaviors that drive the Company’s success.

2025 LTI Program

Our 2025 LTI program is generally consistent with our 2024 program. 2025 LTI Awards consist of the same mix of PSUs and RSUs as our 2024 LTI Awards. Our 2025 PSU Metrics are unchanged from 2024. The Compensation and Human Capital Committee continues to believe that our PSU metrics are linked to Brighthouse Financial’s strategic goals and incentivize behaviors that drive long-term value creation. The 2025 PSU metrics measure Brighthouse Financial’s performance over the 2025-2027 performance period. The actual number of shares issued pursuant to the PSUs, if any, at the end of the performance period will depend on the Company’s actual performance.

2025 Target Total Direct Compensation

In the first quarter of 2025, the Independent Directors (in the case of the CEO) and the Compensation and Human Capital Committee (in the case of the other NEOs) approved the Target TDC for each NEO, as described in the following table. There were no changes to the 2025 Target TDC for Mr. Steigerwalt or any other NEO, except for Ms. Lin.

Name	Base Salary	Target STI (as % of Base Salary)	Target LTI (as % of Base Salary)	Target TDC

Eric Steigerwalt	$1,050,000	210%	625%	$9,817,500

Ed Spehar	$ 650,000	150%	290%	$3,510,000

Myles Lambert	$ 650,000	140%	200%	$2,860,000

Allie Lin (1)	$ 590,000 (2)	125%	190%	$2,448,500

John Rosenthal	$ 575,000	195%	250%	$3,133,750

(1)

Changes from Ms. Lin’s 2024 Target TDC include (i) a salary increase from $525,000 to $590,000 and (ii) an increase to Target LTI from 175% to 190% of base salary, resulting in an increase in Target TDC from $2,100,000 to $2,448,500.

(2)	The increase to Ms. Lin’s base salary was effective March 1, 2025.

2025 Proxy Statement | Brighthouse Financial

58	Compensation Discussion and Analysis – Compensation Committee Report

Compensation Committee Report

The Compensation and Human Capital Committee has reviewed the CD&A and discussed the CD&A with management. Based on the Compensation and Human Capital Committee’s review and discussion with management, the Compensation and Human Capital Committee recommended to the Board that the CD&A be included in the Company’s Proxy Statement.

Compensation and Human Capital Committee

Diane Offereins (Chair)

Chuck Chaplin

Eileen Mallesch

Paul Wetzel

Brighthouse Financial | 2025 Proxy Statement

Compensation Tables — Summary Compensation Table for 2024	59

Compensation Tables

The Summary Compensation Table below presents information regarding compensation for each of our NEOs for each of the years they were so designated during 2024, 2023, and 2022. The accompanying footnotes and narrative provide important information regarding our NEOs’ compensation for those periods and describes, among other things, the manner in which the 2024 compensation for our NEOs was calculated.

Summary Compensation Table for 2024

Name and Title	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Eric Steigerwalt President and Chief Executive Officer	2024	$1,040,385	$—	$6,562,428	$2,160,900	$305,120	$10,068,833
	2023	$1,000,000	$—	$5,999,954	$2,680,000	$326,031	$10,005,985
	2022	$ 985,577	$—	$5,999,954	$2,460,000	$304,655	$ 9,750,186

Ed Spehar Executive Vice President and Chief Financial Officer	2024	$ 640,385	$—	$1,884,943	$ 955,500	$151,876	$ 3,632,704
	2023	$ 600,000	$—	$1,739,996	$1,206,000	$160,301	$ 3,706,297
	2022	$ 600,000	$—	$1,739,915	$1,107,000	$148,083	$ 3,594,998

Myles Lambert Executive Vice President and Chief Marketing and Distribution Officer	2024	$ 640,385	$—	$1,299,957	$ 964,600	$149,951	$ 3,054,893
	2023	$ 600,000	$—	$1,199,967	$1,125,600	$153,152	$ 3,078,719
	2022	$ 595,192	$—	$2,199,932	$1,033,200	$137,525	$ 3,965,849

Allie Lin Executive Vice President and General Counsel	2024	$ 515,385	$—	$ 918,721	$ 695,625	$132,695	$ 2,262,426

John Rosenthal Executive Vice President and Chief Investment Officer	2024	$ 575,000	$—	$1,437,467	$1,143,675	$166,955	$ 3,323,097
	2023	$ 570,192	$—	$1,437,451	$1,502,475	$182,551	$ 3,692,669
	2022	$ 550,000	$—	$1,374,995	$1,319,175	$162,015	$ 3,406,185

(1)

Salary. Amounts reported in the Salary column reflect the actual amount of base salary paid to each NEO in that year for services to Brighthouse Financial and its subsidiaries. For the relationship of each NEO’s 2024 base salary to that officer’s 2024 Target TDC, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – 2024 Target Total Direct Compensation.”

(2)

Stock Awards. Amounts reported in this column reflect the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures, of the 2024 LTI awards granted as RSUs and PSUs under the Employee Plan. For a description of the methodology and assumptions made in determining the aggregate grant date fair value of equity awards, see Note 12 of the Notes to the Consolidated Financial Statements in our 2024 Form 10-K.

2024 LTI Awards – For further discussion of the performance goals applicable to the PSU awards in 2024, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – 2024 Long-Term Incentive Awards.”

2025 Proxy Statement | Brighthouse Financial

60	Compensation Tables — Summary Compensation Table for 2024

The table below reports the grant date fair value of the RSUs and PSUs (at the target performance level) granted in 2024 to our NEOs.

Name	2024 RSUs (#)	Grant Date Value of 2024 RSUs ($)	2024 PSUs (#)	Grant Date Value of 2024 PSUs ($)

Eric Steigerwalt	42,650	$1,968,724	99,517	$4,593,704

Ed Spehar	16,334	$ 753,977	24,501	$1,130,966

Myles Lambert	11,265	$ 519,992	16,897	$ 779,965

Allie Lin	7,961	$ 367,479	11,942	$ 551,242

John Rosenthal	12,456	$ 574,968	18,685	$ 862,499

The following table reports the hypothetical grant date fair value of the PSUs if maximum performance was achieved. Maximum payout of the PSUs is 160% of target (150% for performance against the two PSU Metrics plus 10 percentage points for performance against the rTSR modifier).

Name	Grant Date Value of 2024 PSUs at Maximum Performance Level ($)

Eric Steigerwalt	$7,349,918

Ed Spehar	$1,809,518

Myles Lambert	$1,247,936

Allie Lin	$ 881,979

John Rosenthal	$1,379,999

(3)

Non-Equity Incentive Plan Compensation. The amounts in this column represent each NEO’s 2024 STI Award earned in respect of service in 2024. The terms of the STI Awards are summarized under “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – 2024 STI Metrics.”

(4)	All Other Compensation. This column includes Company contributions to the Brighthouse Savings Plan and the Auxiliary Plan in respect of each NEO for 2024, in the following amounts.

Name	Brighthouse Savings Plan ($)	Auxiliary Plan ($)

Eric Steigerwalt	$30,798	$273,842

Ed Spehar	$30,766	$120,630

Myles Lambert	$30,777	$118,694

Allie Lin	$45,646	$ 86,569

John Rosenthal	$31,276	$135,200

In addition, for each NEO, includes an annual stipend of $480 for home office expenses (which is generally available on the same basis to all employees).

Brighthouse Financial | 2025 Proxy Statement

Compensation Tables — Grants of Plan-Based Awards in 2024	61

Grants of Plan-Based Awards in 2024

The following table presents individual awards granted to each NEO for 2024. For information about these awards, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program.”

Name	Grant Type	Grant Date (1)	Approval Date (1)	Estimated possible payouts under non-equity incentive plan awards ($)			Estimated future payouts under equity incentive plan awards (#)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option Awards (3)
				Threshold (2)	Target	Maximum (2)	Threshold (2)	Target	Maximum (2)

Eric Steigerwalt	Short-Term Incentive			$1,102,500	$2,205,000	$3,307,500
	Restricted Stock Units (4)	3/1/24	2/6/24							42,650	$1,968,724
	Performance Share Units (5)	3/1/24	2/6/24				39,806	99,517	159,227		$4,593,704

Ed Spehar	Short-Term Incentive			$487,500	$975,000	$1,462,500
	Restricted Stock Units (4)	3/1/24	2/6/24							16,334	$753,977
	Performance Share Units (5)	3/1/24	2/6/24				9,800	24,501	39,201		$1,130,966

Myles Lambert	Short-Term Incentive			$455,000	$910,000	$1,365,000
	Restricted Stock Units (4)	3/1/24	2/6/24							11,265	$519,992
	Performance Share Units (5)	3/1/24	2/6/24				6,758	16,897	27,035		$779,965

Allie Lin	Short-Term Incentive			$328,125	$656,250	$984,375
	Restricted Stock Units (4)	3/1/24	2/6/24							7,961	$367,479
	Performance Share Units (5)	3/1/24	2/6/24				4,776	11,942	19,107		$551,242

John Rosenthal	Short-Term Incentive			$560,625	$1,121,250	$1,681,875
	Restricted Stock Units (4)	3/1/24	2/6/24							12,456	$574,968
	Performance Share Units (5)	3/1/24	2/6/24				7,474	18,685	29,896		$862,499

(1)	The 2024 LTI awards of PSUs and RSUs under the Employee Plan were approved by the Compensation and Human Capital Committee on February 6, 2024 and granted effective March 1, 2024.

(2)	For the STI, the Threshold and Maximum reflect 50% and 150% of target, respectively. For the PSUs, the Threshold and Maximum reflect 40% and 160% of target, respectively.

(3)

Amounts reported in this column reflect the grant date fair value of each equity-based award granted to the NEOs in 2024 calculated in accordance with ASC Topic 718, modified to exclude the effect of estimated forfeitures. For a description of the methodology and assumptions made in determining the aggregate grant date fair value of equity-based awards, see Note 12 of the Notes to the Consolidated Financial Statements in our 2024 Form 10-K. The aggregate grant date fair value of the PSUs reflects the probable outcome of the performance conditions on the grant date.

2025 Proxy Statement | Brighthouse Financial

62	Compensation Tables — Outstanding Equity Awards at 2024 Fiscal Year-End

(4)

The Compensation and Human Capital Committee awarded RSUs to our NEOs as part of their 2024 LTI Awards under the Employee Plan. RSUs are scheduled to ratably vest at a rate of one-third of the award on the first three anniversaries of the Grant Date listed. The value at vesting will depend on Brighthouse Financial’s stock price at the time of vesting. For additional information about the RSUs, see “Compensation Discussion and Analysis – Section 2 –2024 Executive Compensation Program – 2024 Long-Term Incentive Awards.”

(5)

The Compensation and Human Capital Committee awarded PSUs to our NEOs as part of their 2024 LTI Awards under the Employee Plan. PSUs cliff vest subject to achievement of specified performance criteria following the conclusion of the three-year performance cycle. Whether any PSUs actually vest and the value at vesting will depend on both Brighthouse Financial’s stock price at the time of vesting and Brighthouse Financial’s actual achievement of metrics approved by the Compensation and Human Capital Committee (Net Cash Flow to the Holding Company (60%) and Statutory Expense Ratio (40%)). Each PSU Metric has a threshold performance level (payout of 50% of target value), target performance level (100% of target value) and maximum performance level (150% of target value). For additional information about the PSUs, see “Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program – 2024 Long-Term Incentive Awards.”

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information concerning unexercised options and stock-based awards that have not vested for each NEO as of December 31, 2024.

		Option Awards				Stock Awards
Name	Award Date / Award Type	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2)	Market Value of Shares or Units that Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (5)

Eric Steigerwalt	5/23/18 (NQSO)	92,137	0	$53.47	2/29/28
	3/1/22 (RSU)					12,484	$599,731
	3/1/22 (PSU)					71,659	$3,442,498
	3/1/23 (RSU)					20,565	$987,943

	3/1/23 (PSU)							107,968	$5,186,783

	3/1/24 (RSU)					42,650	$2,048,906

	3/1/24 (PSU)							99,517	$4,780,797

Brighthouse Financial | 2025 Proxy Statement

Compensation Tables — Outstanding Equity Awards at 2024 Fiscal Year-End	63

		Option Awards				Stock Awards
Name	Award Date / Award Type	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2)	Market Value of Shares or Units that Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (5)

Ed Spehar	3/1/22 (RSU)					4,827	$231,889
	3/1/22 (PSU)					17,812	$855,688
	3/1/23 (RSU)					7,952	$382,014
	3/1/23 (PSU)							26,838	$1,289,298
	3/1/24 (RSU)					16,334	$784,685
	3/1/24 (PSU)							24,501	$1,177,028

Myles Lambert	5/23/18 (NQSO)	15,816	0	$53.47	2/29/28
	3/1/22 (RSU)					3,329	$159,925
	3/1/22 (PSU)					12,284	$590,123
	7/1/22 (RSU)					23,468	$1,127,403

	3/1/23 (RSU)					5,484	$263,451

	3/1/23 (PSU)							18,508	$889,124

	3/1/24 (RSU)					11,265	$541,171

	3/1/24 (PSU)							16,897	$811,732

2025 Proxy Statement | Brighthouse Financial

64	Compensation Tables — Outstanding Equity Awards at 2024 Fiscal Year-End

		Option Awards				Stock Awards
Name	Award Date / Award Type	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2)	Market Value of Shares or Units that Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (5)

Allie Lin	3/1/22 (RSU)					308	$14,796
	3/1/22 (PSU)					756	$36,318
	3/1/23 (RSU)					3,798	$182,456
	3/1/23 (PSU)							12,820	$615,873
	3/1/24 (RSU)					7,961	$382,446
	3/1/24 (PSU)							11,942	$573,694

John Rosenthal	5/23/18 (NQSO)	22,522	0	$53.47	2/29/28
	3/1/22 (RSU)					3,815	$183,273
	3/1/22 (PSU)					14,076	$676,211
	3/1/23 (RSU)					6,569	$315,575

	3/1/23 (PSU)							22,171	$1,065,095

	3/1/24 (RSU)					12,456	$598,386

	3/1/24 (PSU)							18,685	$897,627

(1)	Represents non-qualified stock options (“NQSOs”) granted on March 1, 2018, and approved by stockholders on May 23, 2018, of which one-third vested annually on March 1 of each of 2019, 2020, and 2021.

(2)

The following RSUs vest one-third annually as follows: (i) RSUs granted on March 1, 2022 vest on March 1 of 2023, 2024, and 2025; (ii) RSUs granted on March 1, 2023 vest on March 1 of 2024, 2025, and 2026; and (iii) RSUs granted on March 1, 2024 vest on March 1 of 2025, 2026, and 2027. The RSUs granted to Mr. Lambert on July 1, 2022 cliff-vest on July 1, 2025.

The PSUs granted on March 1, 2022 were paid out in the first quarter of 2025 at 82% of target value based on actual performance during the 2022-2024 performance period.

(3)	The market value of RSUs was determined by multiplying the number of shares by $48.04, the closing price of the shares on December 31, 2024.

Brighthouse Financial | 2025 Proxy Statement

Compensation Tables — Option Exercises and Stock Vested in 2024; Nonqualified Deferred Compensation in 2024	65

The market value of the 2022 PSUs was determined by multiplying the number of shares earned, determined based on actual performance during the 2022-2024 performance period, by $48.04, the closing price of the shares on December 31, 2024.

(4)

PSUs cliff-vest subject to achievement of specified performance criteria. Shares reported above are based on performance through 2024 as follows: (i) PSUs granted on March 1, 2023 at maximum and (ii) PSUs granted on March 1, 2024 at target.

(5)	The market value of PSUs was determined by multiplying the number of shares reported above by $48.04 (the closing price of the shares on December 31, 2024).

Option Exercises and Stock Vested in 2024

The following table provides information regarding all RSUs and PSUs held by the NEOs that vested during 2024. No options were exercised by any NEO during 2024.

Name	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting

Eric Steigerwalt	123,644	$5,707,407

Ed Spehar	34,170	$1,577,287

Myles Lambert	24,979	$1,153,031

Allie Lin	3,687	$ 170,192

John Rosenthal	32,936	$1,520,326

Nonqualified Deferred Compensation in 2024

The following table presents nonqualified deferred compensation paid to our NEOs for 2024.

Name	Plan Name	Executive Contributions in Last Fiscal Year	Company Contributions in Last Fiscal Year (1)	Aggregate Gains (Losses) in Last Fiscal Year (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End (3)

Eric Steigerwalt	Auxiliary Plan	$ 0	$273,842	$137,726	$0	$2,481,424

Ed Spehar	Auxiliary Plan	$ 0	$120,630	$ 32,215	$0	$ 676,168

Myles Lambert	Auxiliary Plan	$ 0	$118,694	$ 50,520	$0	$ 855,261

Allie Lin	Auxiliary Plan	$ 0	$ 86,569	$ 6,000	$0	$ 155,924

Allie Lin	VDCP	$236,433	$ 0	$ 48,370	$0	$ 452,844

John Rosenthal	Auxiliary Plan	$ 0	$135,200	$ 41,131	$0	$1,314,716

(1)

Amounts in this column are reported as components of employer contributions to the Auxiliary Plan for Fiscal 2024 in the “All Other Compensation” column of the Summary Compensation Table for 2024 above.

(2)

Amounts represent the change in value based on simulated investments (described under “Auxiliary Plan” and “Voluntary Deferred Compensation Plan”, as applicable, below) selected by the NEO, including dividend equivalents credited to accounts in the year.

2025 Proxy Statement | Brighthouse Financial

66	Compensation Tables — Nonqualified Deferred Compensation in 2024

(3)

Amounts in this column that were previously reported in the “All Other Compensation” column of the Summary Compensation Table for years prior to 2024 (to the extent that the NEO was a NEO at the time) were, in the aggregate, as follows for Mr. Steigerwalt: $1,476,030; Mr. Spehar: $387,733; Mr. Lambert: $333,960; and Mr. Rosenthal: $803,667.

Auxiliary Plan

NEOs and other eligible employees who elected to contribute a portion of their eligible compensation under the tax-qualified Brighthouse Savings Plan in 2024 received a Company matching contribution which is equal to 100% of up to the first 6% of their eligible compensation in that plan in 2024. In addition, a non-discretionary Company contribution equal to 3% of eligible compensation was allocated to eligible employees in that plan in 2024. The Code limits compensation that is eligible for employer contributions under the Brighthouse Savings Plan. In 2024, the Company could not make contributions based on compensation over $345,000.

NEOs and other eligible employees who elected to participate in the Brighthouse Savings Plan during 2024 were credited under the Auxiliary Plan with a percentage of their eligible compensation beyond the Code’s compensation limit. The Company contribution, including both the matching and non-elective contribution, was determined using the same employee contribution rate up to 6% and Company contribution rate as applied under the Brighthouse Savings Plan. This Company contribution is credited to an account established for the employee under the nonqualified Auxiliary Plan. Auxiliary Plan balances are paid in a lump sum as soon as administratively practicable after termination of employment.

Amounts in the Auxiliary Plan are subject to the requirements of Section 409A of the Code (“Section 409A”). Payments to the top 50 highest-paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.

Employees may choose from a number of simulated investments for their Auxiliary Plan accounts. These simulated investments were similar to the core funds offered under the Brighthouse Savings Plan in 2024. Employees may change the simulated investments for new Company contributions to their Auxiliary Plan accounts at any time. The simulated investment return for each of the alternatives under the Auxiliary Plan for calendar year 2024 was as follows: Schwab Government Money Fund – Investor Shares (SNVXX), 4.95%; JP Morgan Core Bond R6 (JCBUX), 2.25%; Vanguard Inflation-Protected Securities Fund Admiral Shares (VAIPX), 1.86%; Vanguard Value Index Fund Institutional Shares (VIVIX), 15.98%; Vanguard Institutional Index Fund Institutional Shares (VINIX), 24.97%; Vanguard Mid-Cap Index Fund Institutional Shares (VMCIX), 15.23%; Vanguard Small Cap Index Fund Institutional Shares (VSCIX), 14.23%; Fidelity Nasdaq Composite Index (FNCMX), 29.48%; Fidelity Overseas Fund (FOSFX), 5.20%; Vanguard Emerging Markets Stock Fund Index Institutional (VEMIX), 11%; Cohen & Steers Real Estate Securities Fund, Inc. Class Institutional (CSDIX), 6.71%; American Funds 2010 Target Date Retirement Fund – Class R6 (RFTTX), 8.16%; American Funds 2015 Target Date Retirement Fund – Class R6 (RFJTX), 8.50%; American Funds 2020 Target Date Retirement Fund – Class R6 (RRCTX), 8.94%; American Funds 2025 Target Date Retirement Fund – Class R6 (RFDTX), 9.34%; American Funds 2030 Target Date Retirement Fund – Class R6 (RFETX), 10.86%; American Funds 2035 Target Date Retirement Fund – Class R6 (RFFTX), 12.73%; American Funds 2040 Target Date Retirement Fund – Class R6 (RFGTX), 14.79%; American Funds 2045 Target Date Retirement Fund – Class R6 (RFHTX), 15.17%; American Funds 2050 Target Date Retirement Fund – Class R6 (RFITX), 15.43%; American Funds 2055 Target Date Retirement Fund – Class R6 (RFKTX), 15.58%; American Funds 2060 Target Date Retirement Fund – Class R6 (RFUTX), 15.60%; and American Funds 2065 Target Date Retirement Fund – Class R6 (RFVTX), 15.64%.

Voluntary Deferred Compensation Plan

The VDCP, a nonqualified deferred compensation plan, allows a select group of highly compensated employees the opportunity to defer between 10% and 50% of eligible base salary and from 10% to 80% of STI awards. Amounts deferred are notionally invested in investment tracking funds designated by the participant from those made available under the VDCP. Participants can elect to have deferred compensation accounts paid, or begin to be paid, in May of a specific year, which cannot be earlier than May of the third calendar year following the year the compensation was

Brighthouse Financial | 2025 Proxy Statement

Compensation Tables — Potential Payments Upon Termination or Change in Control	67

earned and may elect to receive distributions in either a single lump sum or up to 15 annual installments. In the event of a participant’s death before distributions commence or are completed, the participant’s account balance will be paid in a single lump sum to the participant’s beneficiary. No amendments can be made to the VDCP after a change of control that would decrease the amount in a participant’s deferred compensation account accrued under the VDCP as of the date of the change of control or modify the time or form of distributions under the VDCP. Amounts in the VDCP are subject to the requirements of Section 409A of the Code.

Employees may choose from a number of simulated investments for their VDCP accounts. Employees may change the simulated investments for contributions to their VDCP accounts at any time through the plan’s website. The simulated investment return for each of the alternatives under the VDCP for calendar year 2024 was as follows: Schwab Government Money Purchased (SNVXX), 4.95%; Western Asset Core Bond Fund Class Investor Shares (WACSX), 0.75%; Vanguard Inflation-Protected Securities Fund Admiral Shares (VAIPX), 1.86%; Vanguard Value Index Fund Institutional Shares (VIVIX), 15.98%; Vanguard Institutional Index Fund Institutional Shares (VINIX), 24.97%; Fidelity Nasdaq Composite Index (FNCMX), 29.48%; Vanguard Mid-Cap Index Fund Institutional Shares (VMCIX), 15.23%; Vanguard Small Cap Index Fund Institutional Shares (VSCIX), 14.23%; Fidelity Overseas Fund (FOSFX), 5.20%; Vanguard Emerging Markets Stock Fund Index Institutional (VEMIX), 11%; Cohen & Steers Real Estate Securities Fund, Inc. Class Institutional (CSDIX), 6.71%; and VanEck Global Resources Fund A (GHAAX), -3.05%.

Potential Payments Upon Termination or Change in Control

The following table sets forth, for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with a termination of employment under the circumstances described below on December 31, 2024 (the “Trigger Date”).

Name	Benefits and Payments	Trigger Events (1)
		Voluntary Termination (2)	Involuntary Not-for-Cause Termination (3)	Change of Control with no Termination (4)	Involuntary Not-for-Cause or Good Reason Termination After Change of Control (5)	Death (6)

Eric Steigerwalt	Base Salary		$1,050,000		$2,100,000
	Annual STI		$4,410,000		$6,615,000
	RSUs (7)	$3,636,580	$3,636,580	$3,636,580	$3,636,580	$3,636,580
	PSUs (8)	$12,436,883	$12,436,883	$12,436,883	$12,436,883	$12,436,883
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$35,107		$58,714
	Total	$16,073,463	$21,568,570	$16,073,463	$24,847,177	$16,423,463

Ed Spehar	Base Salary		$650,000		$1,300,000
	Annual STI		$1,950,000		$2,925,000
	RSUs (7)	$1,398,589	$1,398,589	$1,398,589	$1,398,589	$1,398,589
	PSUs (8)	$3,080,085	$3,080,085	$3,080,085	$3,080,085	$3,080,085
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$40,117		$68,734
	Total	$4,478,674	$7,118,791	$4,478,674	$8,772,408	$4,828,674

2025 Proxy Statement | Brighthouse Financial

68	Compensation Tables — Potential Payments Upon Termination or Change in Control

Name	Benefits and Payments	Trigger Events (1)
		Voluntary Termination (2)	Involuntary Not-for-Cause Termination (3)	Change of Control with no Termination (4)	Involuntary Not-for-Cause or Good Reason Termination After Change of Control (5)	Death (6)

Myles Lambert	Base Salary		$650,000		$1,300,000
	Annual STI		$1,820,000		$2,730,000
	RSUs (7)		$2,091,950	$2,091,950	$2,091,950	$2,091,950
	PSUs (8)		$2,124,185	$2,124,185	$2,124,185	$2,124,185
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$40,117		$68,734
	Total	$0	$6,726,252	$4,216,135	$8,314,869	$4,566,135

Allie Lin	Base Salary		$525,000		$1,050,000
	Annual STI		$1,312,500		$1,968,750
	RSUs (7)		$579,699	$579,699	$579,699	$579,699
	PSUs (8)		$1,028,632	$1,028,632	$1,028,632	$1,028,632
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$13,596		$15,692
	Total	$0	$3,459,427	$1,608,331	$4,642,773	$1,958,331

John Rosenthal	Base Salary		$575,000		$1,150,000
	Annual STI		$2,242,500		$3,363,750
	RSUs (7)	$1,097,234	$1,097,234	$1,097,234	$1,097,234	$1,097,234
	PSUs (8)	$2,432,361	$2,432,361	$2,432,361	$2,432,361	$2,432,361
	Limited Death Benefit (11)					$4,641,134
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$40,117		$68,734
	Total	$3,529,595	$6,387,212	$3,529,595	$8,112,079	$8,520,729

(1)

The table does not include termination for cause because such termination does not result in the NEO receiving any additional payments or benefits. “Cause” is defined as the NEO’s conviction or plea of nolo contendere to a felony; act of dishonesty or misconduct that results in, or is believed likely to result in, material damage to the Company’s business or reputation; or a material violation of a Company policy or agreement, where the violation played a role in the Company’s decision to terminate the NEO.

(2)

If an NEO voluntarily terminates employment after the NEO’s Rule of 65 Date (other than a termination for Cause): awards under the Employee Plan continue to vest on the same schedule as if the NEO remained employed with the Company. As of December 31, 2024, Messrs. Steigerwalt, Spehar, and Rosenthal have satisfied Rule of 65 conditions.

(3)

Under the terms of the Severance Plan, an NEO who is involuntarily terminated not for Cause would receive: (a) a lump sum equal to the sum of the NEO’s base salary plus the target STI award for the year of separation; (b) a lump sum in lieu of STI award payment equal to the prorated target STI award in the year of termination

Brighthouse Financial | 2025 Proxy Statement

Compensation Tables — Potential Payments Upon Termination or Change in Control	69

(plus, if the termination occurs before the prior year’s STI award was paid, a lump sum in lieu of STI award payment equal to the prior year’s STI award); and (c) a lump sum equal to 12 months of premiums at COBRA rates and executive outplacement services. Payment of these severance benefits is conditioned on the NEO’s execution of a separation agreement, waiver and general release within the required time period, and abiding by certain covenants, including those contained in the Agreement to Protect Corporate Property (the “ATPCP”), and non-interference with the Company’s business.

Treatment of outstanding equity awards is as provided in the Employee Plan and the applicable award agreement, whereby all RSUs and PSUs continue to vest on the same schedule as if the NEO remained employed with the Company. All NQSOs held by the NEOs were vested as of the Trigger Date.

(4)

If the Compensation and Human Capital Committee determines that an award under the Employee Plan will not be assumed or an alternative award will not be provided in connection with a change of control, all RSUs and PSUs would vest and become immediately payable at target, and unvested NQSOs (if any) would become immediately exercisable. This column assumes the awards were not assumed and alternative awards were not provided in connection with a change of control on the Trigger Date.

(5)

Under the terms of the Change of Control Plan, the NEO would receive severance payments if the NEO (i) is terminated involuntarily without Cause or (ii) discontinues their employment for “good reason”, in either case, within two years after a change of control, or upon the occurrence of a potential change of control, if the NEO is terminated involuntarily without Cause within six months prior to a change of control. In any of these events, the NEO would receive: (a) a lump sum equal to two times the sum of base salary plus the target STI award for the year of separation; (b) a lump sum in lieu of STI award payment equal to the prorated target STI award in the year of termination (plus, if the termination occurs before the prior year’s STI award was paid, a lump sum in lieu of STI award payment equal to the prior year’s STI award); and (c) a lump sum equal to 24 months of premiums at COBRA rates and 12 months of executive outplacement services. Payment of these severance benefits is conditioned on the NEO’s execution of a separation agreement, waiver and general release within the required time period, abiding by certain covenants, including those contained in the ATPCP, and non-interference with the Company’s business. The amounts reflected in this column do not account for potential reductions of payments or benefits under the Change of Control Plan due to the imposition of excise taxes under Section 4999 of the Code (“Section 4999”). In the event any payments or benefits under the Change of Control Plan, together with any other payments or benefits under other agreements, plans or arrangements, would subject an NEO to an excise tax under Section 4999, any such payments or benefits will be reduced to the extent necessary to avoid the imposition of the excise tax unless the NEO would be better off on an after-tax basis receiving all such payments and benefits.

Treatment of all equity awards is as provided in the Employee Plan and applicable award agreement, which provide that all RSUs and PSUs would immediately vest upon termination and be payable at target on the same schedule as if the NEO remained actively employed, and unvested NQSOs (if any) would become immediately exercisable.

(6)	In the event of an NEO’s termination due to death, RSUs and PSUs immediately vest and become payable at target, and unvested NQSOs (if any) become immediately exercisable.

(7)	The value of RSUs is calculated by multiplying the number of outstanding RSUs by the per share closing price on the Trigger Date, which was $48.04.

(8)	The value of PSUs is calculated at target payout by multiplying the number of PSUs awarded at target by the per share closing price on the Trigger Date, which was $48.04.

(9)

The Supplemental Death Benefit Only Plan offers a taxable single lump-sum death benefit payment to the designated beneficiary of any of Mr. Steigerwalt, Mr. Spehar, Mr. Lambert, Ms. Lin, and Mr. Rosenthal (NEOs who participate in the Supplemental Death Benefit Only Plan) should any of them die while employed with Brighthouse Services.

2025 Proxy Statement | Brighthouse Financial

70	Compensation Tables — Equity Compensation Plan Information as of December 31, 2024; CEO Pay Ratio

(10)	Includes payments for COBRA and executive outplacement services.

(11)	Limited Death Benefit Plan offers a one-time, final wage payment to Mr. Rosenthal (the only NEO who participated in MetLife’s Auxiliary Retirement Plan).

Equity Compensation Plan Information as of December 31, 2024

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (1) (a)	Weighted- average exercise price of outstanding options, warrants, and rights (2) (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3) (c)

Equity compensation plans approved by security holders	2,352,560	$53.47	2,525,003

Equity compensation plans not approved by security holders	0	0	0

Total	2,352,560		2,525,003

(1)

Represents the number of underlying shares associated with outstanding NQSOs (187,371), RSUs (535,226) and PSUs (1,547,951), assuming the maximum number of PSUs will be earned under the Employee Plan, and RSUs (82,012) under the Director Plan.

(2)	Represents the weighted-average exercise price of outstanding options only.

(3)

The shares authorized in the following plans are available for future issuance: Employee Plan – 1,666,394 (out of 7,000,000, assuming the maximum number of PSUs will be earned); Director Plan – 187,257 (out of 400,000); and Brighthouse Financial Employee Stock Purchase Plan – 671,352 (out of 1,200,000). As of December 31, 2024, no shares were subject to an outstanding right to purchase under the Brighthouse Financial Employee Stock Purchase Plan.

CEO Pay Ratio

We have calculated the reasonably estimated ratio of the CEO’s 2024 compensation to the median of the annual total compensation of all employees using the same method we used in our 2023 and 2024 proxy statements with respect to compensation in 2022 and 2023, respectively.

Identification of Median Employee. To identify our median employee for the 2024 pay ratio calculation, we first calculated the total target cash compensation for all employees (excluding the CEO) who were employed by Brighthouse Financial (or its affiliates) as of December 31, 2024, where total target cash compensation equals base salary plus target short-term incentive or cash sales incentives, which have been annualized for employees who were employed by Brighthouse Financial (or its affiliates) for less than the full year. We then used the median total target cash compensation to identify the median employee.

Pay Ratio. After identifying the median employee, we calculated the median employee’s compensation in accordance with rules governing computation of the CEO’s pay in the Summary Compensation Table. The median of the annual total compensation of all employees of our Company (other than our CEO) was $150,787 for the year ended December 31, 2024, and the total compensation of our CEO, as reported in the Summary Compensation Table, was $10,068,833. Based on this information, for 2024 the reasonably estimated ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 67 to 1.

The ratio and total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that employee’s total compensation, the composition and location of the workforce, and other factors may vary significantly among companies.

Brighthouse Financial | 2025 Proxy Statement

Pay versus Performance	71

Pay versus Performance
The following table sets forth pay versus performance (“
PVP
”) information for 2020 through 2024:

Pay Versus Performance

Year (1)	Summary Compensation Table Total for Principal Executive Officer (PEO)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in millions) (4)	Net Cash Flow to the Holding Company (in millions) (5)
					Total Shareholder Return	Peer Group Total Shareholder Return (3)

2024	$10,068,833	$8,018,342	$3,068,280	$2,657,805	$122.46	$171.87	$286	$(100)

2023	$10,005,985	$11,442,022	$3,165,429	$3,407,317	$134.90	$142.87	$(1,214)	$350

2022	$9,750,186	$6,721,609	$3,245,624	$2,735,369	$130.69	$136.53	$3,775	$38

2021	$7,914,025	$12,615,385	$2,851,864	$3,881,547	$132.04	$123.73	$1,554	$594

2020	$8,133,344	$7,940,202	$2,931,662	$2,895,532	$92.29	$90.52	$(1,105)	$1,309

(1)
The principal executive officer (“
PEO
”) for all years shown was Eric Steigerwalt. The
non-PEO
NEOs consist of the following individuals: for 2020 and 2021, Mr. Spehar, Ms. Christine DeBiase (our former Executive Vice President, Chief Administrative Officer and General Counsel), Mr. Conor Murphy (our former Chief Operating Officer), and Mr. Rosenthal; for 2022, Mr. Spehar, Ms. Huss, Mr. Lambert, Mr. Rosenthal, and Mr. Murphy; for 2023, Mr. Spehar, Ms. Huss, Mr. Lambert, and Mr. Rosenthal; and, for 2024, Mr. Spehar, Mr. Lambert, Ms. Lin, and Mr. Rosenthal.

(2)
Fair value or change in fair value, as applicable, of equity awards was determined as follows: (1) for RSUs, the per share closing price on the applicable year-end
date or, in the case of awards that vested during the year, the per share closing price on such vesting date; (2) for PSUs without the rTSR Modifier, the same valuation methodology as RSUs, except year-end
values are multiplied by the probability of achievement as of each such date; (3) for PSUs with the rTSR Modifier, the same valuation methodology as RSUs, except year-end
values are multiplied by the probability of achievement as of each such date and a Monte Carlo simulation is performed that considers the Company’s projected rTSR relative to the rTSR Comparator Group, as well as other inputs; and (4) for stock options, a Black-Scholes value as of the applicable year-end
or vesting date, determined based on the same methodology used to determine grant date fair value but using the per share closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award (as all stock options were out-of-the-money)
and using volatility and risk-free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%.

For Compensation Actually Paid (“
CAP
”) calculations that are based on
year-end
stock prices, the following prices were used: 2024: $48.04 (9% reduction from prior year); 2023: $52.92 (3% increase from prior year); 2022: $51.27 (1% reduction from prior year); 2021: $51.80 (43% increase from prior year); and 2020: $36.21 (8% reduction from prior year).

2025 Proxy Statement |
 Brighthouse Financial

72	Pay versus Performance

The following table sets forth the deductions from and additions to Summary Compensation Table (“ SCT ”) total compensation to calculate CAP to our PEO and non-PEO NEOs during 2024 in the PVP Table:

	PEO	Average Non-PEO

Total Reported in 2024 Summary Compensation Table (SCT)	$10,068,833	$3,068,280

Less, value of Equity Awards reported in SCT	(6,562,428)	(1,385,272)

Plus, Fair Value of Current Year Equity Awards at 12/31/24	6,227,561	1,332,722

Plus, Change in Value of Prior Year Equity Awards Unvested as of 12/31/24	(879,790)	(196,069)

Plus, Change in Value of Prior Year Equity Awards that Vested at 2024	(835,834)	(161,856)

Compensation Actually Paid for Fiscal Year 2024	$8,018,342	$2,657,805

(3)
Peer group Total Shareholder Return
reflects the S&P 500 Life & Health Insurance Index, which is the published industry index used in our 2024 Form
10-K.
Each year reflects the cumulative return of $100 as if invested on December 31, 2019, including reinvestment of any dividends.

(4)
Effective as of January 1, 2023, the Company adopted ASU
2018-12,
Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (“
LDTI
”). LDTI was applied to the earliest period reported in our 2023 financial statements, making the transition date January 1, 2021. Accordingly, net income (loss) for 2021 and 2022 have been recast to reflect the adoption of LDTI and 2020 has not been recast for LDTI. See our 2023 Form
10-K
for additional information, in particular Notes 1 and 2 of the Notes to the
Consolidated
Financial Statements.

(5)	Represents net capital distributions from Brighthouse Financial’s operating companies in each fiscal year.
Compensation Measures
The following performance measures reflect the Company’s most important performance measures used by the Company in 2024 to link CAP to Company performance, as further described and defined in the
Compensation Discussion and Analysis
. Corporate Expenses, Annuity Sales, Life Sales and Normalized Statutory Earnings are metrics for the 2024 STI Awards, and Net Cash Flow to the Holding Company and Statutory Expense Ratio are PSU metrics in our LTI program, For more information on the 2024 STI Awards, PSU Awards and actual payouts for each NEO, see “
Compensation Discussion and Analysis – Section 2 – 2024 Executive Compensation Program
.”

Most Important Performance Measures for 2024

Corporate Expenses	Normalized Statutory Earnings

Annuity Sales	Net Cash Flow to the Holding Company

Life Sales	Statutory Expense Ratio
Graphical Relationship Disclosure
The following graphs and narratives describe the relationship for each year in the PVP Table between PEO CAP and average non-PEO
NEO CAP for the metrics included in the PVP Table. We believe the CAP in each year reported above and over the five-year cumulative period are reflective of the Company’s
“pay-for-performance”
philosophy. CAP during the measurement periods fluctuated year-over-year, primarily due to changes in our share price and our performance against pre-established
goals under our STI and LTI programs, including our company-selected measure of Net Cash Flow to the Holding Company.

Brighthouse Financial
| 2025 Proxy Statement

Pay versus Performance	73

CAP vs. Company TSR and Peer Group (S&P 500 Life & Health Insurance Index) TSR

There is general alignment of CAP with Company TSR, as a significant portion of our PEO’s and non-PEO NEOs’ compensation is equity-based.

CAP vs. Net Income (Loss)

The Company’s strategy is focused primarily on statutory results, and incentive compensation metrics do not include this GAAP metric.

GAAP net income (loss) therefore will not necessarily align with CAP on a year-by-year
basis, or over time.

CAP vs. Net Cash Flow to the Holding Company

Net Cash Flow to the Holding Company, which is one of the PSU metrics in our LTI program, is measured cumulatively over three years and therefore may not consistently align with CAP, which is measured on an annual basis.

2025 Proxy Statement |
 Brighthouse Financial

74	Certain Relationships and Related Person Transactions

Certain Relationships and Related Person Transactions

Related Person Transaction Approval Policy

The Board has adopted a written related person transaction approval policy pursuant to which our Nominating and Corporate Governance Committee, or for so long as any member of such committee is not an independent director, a committee of the Board consisting of the independent members of the Nominating and Corporate Governance Committee, will review and approve or take such other action as it may deem appropriate with respect to certain transactions.

A “Related Person” is a Director, Director nominee, Executive Officer, or holder of more than 5% of our outstanding shares, immediate family members of the foregoing, or any entity in which any of the foregoing people holds a beneficial ownership interest of 10% or more. A “Related Person Transaction” is any transaction, arrangement, or relationship of $120,000 or more in a fiscal year in which Brighthouse Financial is a participant and the Related Person has a direct or indirect material interest. Under the Related Person Transaction Approval Policy, the Nominating and Corporate Governance Committee reviews the Related Person Transaction in question to determine whether it is inconsistent with Brighthouse Financial’s best interests. If the Nominating and Corporate Governance Committee determines that the Related Person Transaction is not inconsistent with Brighthouse Financial’s best interests, then it may approve or ratify the Related Person Transaction.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares beneficially owned as of the Record Date by each of the Directors and NEOs of Brighthouse Financial, as well as all the Directors and executive officers as a group.

Shares beneficially owned include, to the extent applicable to a Director, NEO, or executive officer:

•	securities held in each individual’s name;
•	securities held by a broker for the benefit of the individual;
•	securities to which the individual has the right to acquire beneficial ownership within the following 60 days; and
•	other securities for which the individual may directly or indirectly have or share voting power or investment power (including the power to direct the disposition of the securities).

The address of each beneficial owner presented in the following table is c/o Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, North Carolina 28277.

Beneficial Owners	Number of Shares Beneficially Owned (1, 2)	Percentage of Our Common Stock Outstanding

Myles Lambert	51,593	*

Allie Lin	6,451	*

John Rosenthal	101,118	*

Edward Spehar	47,342	*

Eric Steigerwalt (3)	424,373	*

Chuck Chaplin	49,898	*

Steve Hooley	17,879	*

Brighthouse Financial | 2025 Proxy Statement

Certain Relationships and Related Person Transactions	75

Beneficial Owners	Number of Shares Beneficially Owned (1, 2)	Percentage of Our Common Stock Outstanding

Michael Inserra	4,397	*

Carol Juel	12,710	*

Eileen Mallesch	22,585	*

Diane Offereins	25,797	*

Paul Wetzel (4)	25,806	*

Lizabeth Zlatkus	4,397	*

All Directors, Director nominees and executive officers as a group (14 persons)	822,313	1.4%

*	Indicates that the percentage of beneficial ownership does not exceed 1%.

(1)

Includes shares that the current executive officers have the right to acquire within 60 days of April 14, 2025, through the exercise of underlying options as follows: Ms. Huss, 6,526; Mr. Lambert, 15,816; Mr. Rosenthal, 22,522; and Mr. Steigerwalt, 92,137.

(2)

Includes RSUs granted to Directors that will vest within 60 days of April 14, 2025, as follows: Mr. Chaplin, 6,183 RSUs; Mr. Hooley, 3,850 RSUs; Mr. Inserra, 3,850 RSUs; Ms. Juel, 3,850 RSUs; Ms. Mallesch, 3,850 RSUs; Ms. Offereins, 3,850 RSUs; Mr. Wetzel, 3,850 RSUs; and Ms. Zlatkus, 3,850 RSUs.

(3)	Includes 1,801 shares held in a joint tenancy account with Mr. Steigerwalt’s spouse.

(4)	Includes 9 shares held by Mr. Wetzel’s spouse.

Following are the only persons known to us to be the beneficial owners of more than 5% of any class of our voting securities. The percentages owned are based on 57,687,866 shares outstanding as of April 14, 2025.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Our Common Stock Outstanding

The Vanguard Group (1) 100 Vanguard Boulevard Malvern, PA 19355	6,556,875	11.4%

BlackRock, Inc. (2) 55 East 52nd Street New York, NY 10055	6,231,087	10.8%

Dimensional Fund Advisors LP (3) 6300 Bee Cave Road, Building One Austin, TX 78746	3,415,210	5.9%

(1)

Based on a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group, reporting beneficial ownership as of December 31, 2023, with shared voting power with respect to 40,354 of the shares, sole dispositive power with respect to 6,447,540 of the shares, shared dispositive power with respect to 109,335 of the shares, and no sole voting power with respect to any of the shares.

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76	Certain Relationships and Related Person Transactions

(2)

Based on a Schedule 13G/A filed with the SEC on January 24, 2024, by BlackRock, Inc., reporting beneficial ownership as of December 29, 2023, with sole voting power with respect to 6,023,450 of the shares, sole dispositive power with respect to 6,231,087 of the shares, and no shared voting power and no shared dispositive power with respect to any of the shares.

(3)

Based on a Schedule 13G filed with the SEC on February 9, 2024, by Dimensional Fund Advisors LP, reporting beneficial ownership as of December 31, 2023, with sole voting power with respect to 3,360,436 of the shares, sole dispositive power with respect to 3,415,210 of the shares, and no shared voting power and no shared dispositive power with respect to any of the shares.

From time to time, we may engage in ordinary course transactions with an entity or affiliate of an entity that is the beneficial owner of more than 5% of our outstanding common stock. For example, we have engaged a select group of experienced external asset management firms, including BlackRock, pursuant to several investment management agreements, to manage the investment of the assets comprising our general account portfolio and the assets of the Company. Certain separate accounts of our insurance subsidiaries invest in the investment companies advised or sub-advised by BlackRock, Vanguard, and Dimensional Fund Advisors. In addition, we use BlackRock’s portfolio management software to manage certain of our investment activities. All of our transactions with these greater than 5% holders and their affiliates were arm’s length transactions entered into in the ordinary course of business, with management and other fees based on the prevailing rates for non-related persons. In addition, on May 27, 2020, we announced that BlackRock selected Brighthouse Financial as one of two insurers to help deliver LifePath Paycheck™, an investment solution being developed by BlackRock. BlackRock has announced that as of January 13, 2025, it has $16B of assets under management through LifePath Paycheck™. As of December 31, 2024, Brighthouse Financial’s annuity account value associated with LifePath Paycheck was $370 million. The Nominating and Corporate Governance Committee has approved this transaction in accordance with our Related Person Transaction Approval Policy.

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Proposal 4

Approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

Summary. In August 2017, the Board adopted the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan, which was approved by our stockholders in May 2018 and was subsequently amended in November 2018 and November 2019 (the “Prior Plan”).

Effective March 27, 2025 (the “Effective Date”), the Board adopted the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan (“Employee Plan”), subject to stockholder approval.

Accordingly, the Board is seeking stockholder approval of the Employee Plan, which amends the Prior Plan, to effect the following:

•	increase the number of shares authorized for issuance under the Employee Plan by 910,000 shares of common stock of the Company, par value $0.01 per share (the “Shares”);
•	extend the term of the Employee Plan to March 26, 2035;
•

require all equity-based Awards granted under the Employee Plan to have a minimum one-year vesting period (provided, that up to 5% of the Shares available under the Employee Plan may be granted as Awards that are not subject to the minimum vesting period requirement);

•	provide that in no event will any dividends or dividend equivalents be paid or distributed until the vesting restrictions of the underlying Award lapse;
•	clarify the circumstances under which the Employee Plan administrator can accelerate the time or times at which Awards granted under the Employee Plan become vested, unrestricted or exercisable; and
•	certain other immaterial or clarifying changes.

The purpose of the Employee Plan is to promote the success and enhance the value of Brighthouse Financial and its affiliates by linking the personal interests of employees to those of Brighthouse Financial’s stockholders, and by providing participants with an incentive tied to the strong performance of the Company’s equity. The Employee Plan is further intended to provide flexibility to Brighthouse Financial in our ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of our operation largely is dependent. Capitalized terms used in this proposal and not defined in this Proxy Statement are as defined in the Employee Plan.

If stockholders decline to approve the Employee Plan, we will not be authorized to compensate employees in Shares, which will limit and impair our ability to motivate, attract, and retain qualified individuals. As a result, we would need to make significant changes to our compensation practices that would limit our flexibility to provide competitive compensation and thus our ability to motivate, attract, and retain highly qualified talent.

Assuming stockholder approval of the Employee Plan, at the Company’s forecasted pace of granting Awards that normally pay out in Shares or allow the purchase of Shares, assuming stable future rates (based on current rates) of compensation, award recipient population, award forfeitures, Shares withheld for tax purposes, and Share price, the Company currently expects the total number of Shares reserved for issuance to last through the 2026 annual grants.

Modest Share Usage and Shareholder Dilution

Potential Overhang with 910,000 Shares. The following table shows our potential dilution (referred to as “overhang”) levels, based on our “Total Potential Overhang,” which includes our request for 910,000 Shares to be approved for grants under the Employee Plan, and our “Common Stock Outstanding.” These requested shares represent approximately 1.57% of our Common Stock, calculated as described in the table below. All data in the table is based upon awards issued under the Employee Plan and the Brighthouse Financial, Inc. 2017 Non-Management Director

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Stock Compensation Plan and does not include awards issued under the Brighthouse Financial, Inc. Employee Stock Purchase Plan. No other plans have awards outstanding or shares available for future awards. No other plans have awards outstanding or shares available for future awards.

As of March 6, 2025:

Total Equity Grants Outstanding(1)	1,578,603

Total Shares Available for Grant(2)	1,883,135

Additional Shares Requested	910,000

Total Potential Overhang(3)	4,371,738

Common Stock Outstanding	58,036,716

Potential Dilution of 910,000 Additional Shares as a Percentage of Common Stock Outstanding	1.57%

Market Closing Price of Common Stock(4)	$54.91

Weighted-Average Exercise Price of Outstanding Stock Options	$53.47

Weighted-Average Remaining Contractual Life of Outstanding Stock Options	3.5 years

(1)

The Total Equity Grants Outstanding consists of (i) 187,371 shares underlying outstanding stock options under the Employee Plan, plus (ii) 555,665 shares underlying time-based outstanding unvested full-value awards under the Employee Plan, plus (iii) 753,555 shares underlying performance-based outstanding full value awards under the Employee Plan, which share number assumes that performance-based awards will vest and pay out on target performance levels being achieved, plus (iv) 82,012 shares underlying time-based outstanding unvested full-value awards under the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan (the “Director Plan”).

(2)	The Total Shares Available for Grant consists of (i) 1,699,581 shares available under the Employee Plan and (ii) 183,554 shares available under the Director Plan.

(3)

The Total Potential Overhang consists of (i) Total Equity Grants Outstanding (assuming target performance of outstanding performance-based grants), plus (ii) Total Shares Available for Grant, plus (iii) Additional Shares Requested.

(4)	As of March 6, 2025.

Plan Highlights

The Employee Plan affords the Company flexibility in designing long-term equity and equity-based incentives that are responsive to evolving regulatory changes, compensation best practices, and the strategy of Brighthouse Financial through the incorporation of tailored, performance-based measures. The Employee Plan also contains a number of features that are designed to protect and promote stockholder interests and ensure that awards are granted through a disciplined and thoughtful process, including the following:

No Discounted Stock Options

The Employee Plan prohibits the grant of stock options with an exercise price less than the fair market value of our Common Stock on the date of grant.

No Repricing of Awards Without Prior Stockholder Approval

The Employee Plan prohibits the repricing of stock options and stock appreciation rights without stockholder approval.

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No Grants of “Reload” Awards Without Stockholder Approval

The Employee Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award) without stockholder approval.

No Annual “Evergreen” Provision

The Employee Plan provides a specific maximum Share limitation and does not contain an annual or automatic increase in the number of shares available for awards.

Cap on Full-Value Awards

The Employee Plan includes a limit on the number of Shares (1,000,000) that may be issued as full-value Awards (i.e., Awards other than stock options or stock appreciation rights) to any one participant.

Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices

The Employee Plan prohibits adding back to the total Share authorization Shares that were withheld, deducted, or delivered for tax payments relating to stock options or stock appreciation rights; used to pay the exercise price of stock options; repurchased on the open market with proceeds of stock option exercises; or not issued upon exercise for any reason (including as a result of the net settlement or net exercise) of an outstanding stock option or Share-settled stock appreciation right.

No Dividends Paid Out on Unearned Awards

The Employee Plan provides that dividends and dividend equivalents may be paid only when the underlying Award is paid or settled.

No “Liberal Change of Control” Definition

The Employee Plan’s definition of “change of control” for purposes of accelerating vesting of Awards is not considered “liberal.” For example, mergers, consolidations, reorganizations, asset sales and asset dispositions only give rise to a change of control if they are consummated (with existing stockholders owning less than a majority of the voting power after the transaction), and not if they are merely approved by stockholders.

Minimum Vesting Requirement

Subject to the terms of the Plan, all equity Awards under the Employee Plan have a minimum vesting period of at least one year.

Ten-Year Plan Term

The Employee Plan prohibits granting awards after March 26, 2035 and limits the exercise term of stock options and stock appreciation rights to ten years from the grant date.

Independent Committee Administration

The Employee Plan is administered by our Compensation and Human Capital Committee, which is comprised solely of independent, outside, non-employee directors.

Plan Summary

The following is a summary of the material provisions of the Employee Plan and is qualified in its entirety by reference to the complete text of the Employee Plan included in this Proxy Statement as Appendix A.

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Purpose, Duration, and Governance

The purpose of the Employee Plan is to promote the success and enhance the value of Brighthouse Financial and its affiliates by linking the personal interests of participants in the Employee Plan to the interests of Brighthouse Financial’s stockholders and to provide an incentive for outstanding performance. Subject to stockholder approval, the Employee Plan will remain in effect until the earlier of its termination in accordance with its terms, the tenth anniversary of the date it became effective, or the purchase or acquisition of all of the shares subject to the Employee Plan.

The Compensation and Human Capital Committee (or another Committee designated by the Board) may make grants of the following types of Awards, each of which are described in greater detail below: nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards and determines the terms of the awards. Each Award will be evidenced by a written agreement (the “Award Agreement”), which may take electronic form.

Each award under the Employee Plan will constitute compensation for services performed or to be performed by the recipient. The Employee Plan does not require anyone eligible to receive an Award to pay any monetary consideration for the Award.

Share Authorization and Limits

The number of Shares reserved for issuance under the Employee Plan is the sum of 910,000 and the number of Shares that were available for grant under the Prior Plan on the Effective Date.

Awards intended to be eligible to be Performance-Based Compensation (as defined below) are subject to the following limits in any one fiscal year to any one individual:

•	Stock Options or Stock Appreciation Rights: 2,000,000 Shares;
•	Restricted Stock or Restricted Stock Units: 1,000,000 Shares;
•	Performance Shares or Performance Units: 1,000,000 Shares;
•	Cash-Based Awards: $10,000,000; and
•	Stock-Based Awards: 1,000,000 Shares.

Brighthouse Financial does not currently anticipate that anyone will be granted Awards in the amount of any of the award limits.

Upon the consummation of certain corporate events, such as a change in capitalization of Brighthouse Financial, merger, or stock split, the Compensation and Human Capital Committee will, in order to prevent dilution or enlargement of award-holders’ rights, substitute or adjust share limits and terms of Awards under the Employee Plan. The Compensation and Human Capital Committee may make adjustments in the terms and conditions of awards due to other unusual or nonrecurring events affecting Brighthouse Financial or changes in applicable laws, regulations, or accounting principles, whenever the Compensation and Human Capital Committee determines appropriate to prevent unintended dilution or enlargement of the benefits of the Award (“Award Adjustments”).

Eligibility

All employees of Brighthouse Financial and its affiliates are eligible for Awards under the Employee Plan. Directors who are not otherwise employed by Brighthouse Financial or any affiliate are not eligible to receive Awards under the Employee Plan. As of December 31, 2024, there were approximately 1,434 individuals who would have been eligible to participate in the Employee Plan.

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Administration

The Compensation and Human Capital Committee will administer the Employee Plan. Actions taken by the Compensation and Human Capital Committee are final, conclusive, and binding. The Compensation and Human Capital Committee has discretion to interpret the Employee Plan, determine eligibility for Awards under the plan, establish the terms of Awards and adopt rules and regulations for administering the Employee Plan. Subject to applicable restrictions in the Employee Plan or the Compensation and Human Capital Committee Charter, the Compensation and Human Capital Committee may delegate any of its administrative duties to any other person or persons. The Compensation and Human Capital Committee may also delegate any of its duties, except with respect to Awards to its executive officers (or persons subject to Section 16 of the Exchange Act), to one or more Compensation and Human Capital Committee members or to one or more officers of Brighthouse Financial or its affiliates, subject to periodic reports to the Compensation and Human Capital Committee regarding the nature and scope of the Awards granted under such delegation, and subject to applicable restrictions in the Committee’s Charter.

Fair Market Value

For purposes of the Employee Plan, the Compensation and Human Capital Committee has the authority to determine fair market value with respect to Shares using any of several alternative methods commonly used in compensation practices, including the average trading values of the stock over a period of days. The Compensation and Human Capital Committee may elect to use different methods of establishing fair market value at different times, or for different purposes, under the Employee Plan (such as using the average of a single day’s high and low trading prices for establishing the exercise price of a Stock Option, but a multi-day average for valuing Shares delivered in lieu of a cash payment).

Minimum Vesting or Restriction Period

Equity awards under the Employee Plan are generally subject to minimum vesting or restriction periods of one year; provided, however, that up to 5% of the Shares available under the Employee Plan may be granted as Awards that are not subject to the minimum vesting period requirement.

Stock Options

Under the Employee Plan, the Compensation and Human Capital Committee may grant options to purchase Shares (“Stock Options”) that are not intended to be incentive stock options within the meaning of Section 422 of the Code. No Stock Option may be exercised later than the tenth anniversary date of its grant. The Compensation and Human Capital Committee determines, in each Award Agreement, the extent to which an individual has the right to exercise each Stock Option following termination of employment with Brighthouse Financial or its affiliates. The Compensation and Human Capital Committee may substitute Stock Appreciation Rights (as defined below) for any outstanding Stock Options, on terms and economic benefit equivalent to such Stock Options (“SAR Substitution”).

The exercise price of each Stock Option must be based on 100% of the fair market value of our Common Stock on the date of grant, set at a premium to the fair market value of our Common Stock on the date of grant, or indexed (as determined by the Compensation and Human Capital Committee) to the fair market value of our Common Stock on the date of grant but in no event less than the fair market value of our Common Stock on the date of grant. The Compensation and Human Capital Committee may impose such restrictions on Shares acquired pursuant to exercise of a Stock Option as it determines advisable. The Compensation and Human Capital Committee determines, in each Award Agreement, the extent to which an individual has the right to retain and exercise Stock Options following termination of employment with Brighthouse Financial or its affiliates.

Stock Appreciation Rights

Under the Employee Plan, the Compensation and Human Capital Committee may grant Awards in the form of the right to receive the difference in fair market value of a share of common stock on the date of exercise over the per-share price at which such right is granted (a “Stock Appreciation Right”).

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Each Stock Appreciation Right would be evidenced by an Award Agreement that specifies the exercise price, the number of shares of common stock on which the Stock Appreciation Right is based, and other conditions and provisions determined by the Compensation and Human Capital Committee. No Stock Appreciation Right may be exercised later than the tenth anniversary of its date of grant. The Compensation and Human Capital Committee will determine, in each Award Agreement, the extent to which an individual has the right to exercise each Stock Appreciation Right following termination of employment with Brighthouse Financial or its affiliates.

The grant price of each Stock Appreciation Right must be based on 100% of the fair market value of our Common Stock on the date of grant, set at a premium to the fair market value of our Common Stock on the date of grant, or indexed (as determined by the Compensation and Human Capital Committee) to the fair market value of our Common Stock on the date of grant but in no event may be less than the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights (subject to certain limitations) may be exercised on terms determined by the Compensation and Human Capital Committee. The Compensation and Human Capital Committee determines, in each Award Agreement, the extent to which an individual has the right to retain and exercise a Stock Appreciation Right following termination of employment with Brighthouse Financial or its affiliates.

In the Compensation and Human Capital Committee’s discretion, payment for an exercised Stock Appreciation Right may be in cash, Shares (based on fair market value on the date of exercise), or in a combination of the foregoing. The Compensation and Human Capital Committee may impose such restrictions on Shares acquired pursuant to exercise of a Stock Appreciation Right as it determines advisable.

Restricted Stock and Restricted Stock Units

Under the Employee Plan, the Compensation and Human Capital Committee may grant Shares subject to a period in which such Shares are subject to forfeiture based on discontinued service, the failure to achieve performance criteria, and/or the occurrence of other events as determined by the Compensation and Human Capital Committee (“Restricted Stock”) and may grant Awards denominated in units subject to forfeiture (“Restricted Stock Unit”). Restricted Stock Units may be paid in cash, Shares, or a combination thereof as determined by the Compensation and Human Capital Committee.

The Compensation and Human Capital Committee may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units as it deems advisable. No Restricted Stock Unit will confer any voting rights, although holders of Restricted Stock do have voting rights during the period of restriction applicable to such awards. The Compensation and Human Capital Committee will determine, in each Award Agreement, the extent to which an individual has the right to retain each Share of Restricted Stock or Restricted Stock Unit following termination of employment with Brighthouse Financial or its affiliates.

Performance Shares and Performance Units

Under the Employee Plan, the Compensation and Human Capital Committee may grant awards denominated in Shares (“Performance Shares”) or units (“Performance Units”) whose value is determined as a function of the extent to which specified performance criteria have been achieved. Each Performance Share will have an initial value equal to the fair market value of a Share on the date of grant. To the extent the Compensation and Human Capital Committee establishes the initial value of a Performance Unit in relation to the value of a Share, each Performance Unit will have an initial value equal to the fair market value of a Share on the date of grant. The Compensation and Human Capital Committee may determine that a Performance Share or Performance Unit is payable in the form of cash, Shares, or a combination of the two, and may require the individual to retain any Shares received for a specified period of time. The Compensation and Human Capital Committee determines, in each Award Agreement, the extent to which an individual has the right to retain each Performance Share or Performance Unit following termination of employment with Brighthouse Financial or its affiliates.

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Cash-Based Awards and Stock-Based Awards

Under the Employee Plan, the Compensation and Human Capital Committee may grant awards denominated in cash (“Cash-Based Awards”) and equity-based or equity-related awards not otherwise described by the terms of the Employee Plan (“Stock-Based Awards”). The Compensation and Human Capital Committee will determine the value, and any predicate performance criteria, of each Cash-Based Award, and will determine whether the Cash-Based Award will be payable in cash, Shares (subject to such restrictions as are determined by the Compensation and Human Capital Committee), or a combination of the two, having a fair market value equal to the value of the Cash-Based Award. Stock-Based Awards may include the grant of Shares or payment of cash in such amounts and subject to such terms and conditions including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Compensation and Human Capital Committee determines. The Compensation and Human Capital Committee determines, in each Award Agreement, the extent to which an individual has the right to receive each Cash-Based Award or Stock-Based Award following termination of employment with Brighthouse Financial or its affiliates.

United States Federal Income Tax Consequences of Awards

The following is a brief summary of the U.S. federal income tax aspects of Awards under the Plan based upon the U.S. federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences to anyone will depend upon that person’s particular circumstances and other factors.

Stock Options and Stock Appreciation Rights

Generally, with respect to Stock Options, the individual will not recognize income at the time the Stock Option is granted. On exercise of the Stock Option, the individual recognizes ordinary income in an amount equal to the difference between the fair market value (as defined in the Code) of a Share on the date of exercise and the exercise price. At disposition of the Shares acquired upon the exercise of a Stock Option, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. A Company subsidiary that employs a Stock Option recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with the exercise of a Stock Option.

Generally, with respect to Stock Appreciation Rights, the individual will not recognize income at the time the Stock Appreciation Rights are granted. On exercise of the Stock Appreciation Rights, the individual recognizes ordinary income in an amount equal to the difference between the fair market value (as defined in the Code) of a Share on the date of exercise and the exercise price. If the individual received Shares upon exercise, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. A Company subsidiary that employs a Stock Appreciation Right recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with the exercise of the Stock Appreciation Right.

Restricted Stock and Performance Shares

Generally, an individual will not recognize any taxable income upon the grant of Restricted Stock or Performance Shares, except as described below. At the time the Restricted Stock or Performance Shares vest or become transferable, the fair market value of Shares is taxable to the individual as ordinary income. Any subsequent appreciation (or depreciation) after the date of vesting is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. An individual may make an election to be taxed on the fair market value of the Restricted Stock or Performance Shares on the date of grant, in which case subsequent appreciation (or depreciation) after the date of vesting is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. If the individual forfeits the

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Restricted Stock or Performance Shares after making such an election, the individual is not entitled to claim a loss for the fair market value of the Shares recognized upon vesting. With respect to Restricted Stock and Performance Shares, a Company subsidiary that employs an award recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual.

Restricted Stock Units, Performance Units, Cash-Based Awards and Stock-Based Awards

Generally, an individual will not recognize any taxable income upon the grant of Restricted Stock Units, Performance Units, Cash-Based Awards or Stock-Based Awards. At the time the individual receives payment for the Restricted Stock Units, Performance Units, Cash-Based Awards or Stock-Based Awards, the fair market value of Shares or the amount of any cash received in payment for such awards generally is taxable to the individual as ordinary income. If the individual received Shares as payment for the award, any appreciation (or depreciation) after the date of payment is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. A Company subsidiary that employs an award recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual upon payment.

Certain Tax Code Limitations on Deductibility

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct each year for compensation paid to “covered employees,” which includes compensation under the Employee Plan. Please see “Compensation Discussion & Analysis — Section 3 — Additional Compensation Practices and Policies — Tax Deductibility of Executive Compensation” for more information regarding Section 162(m) of the Code.

Dividends and Dividend Equivalents

Holders of Stock Options, Stock Appreciation Rights, Performance Shares, or Performance Units will not be credited with dividends or dividend equivalents on account of dividends declared or paid on Shares. The Compensation and Human Capital Committee may, in its discretion, provide for Restricted Stock or Restricted Stock Units to be credited with dividends paid on Shares or with dividend equivalents, and may determine in its discretion the form of payment of those dividends or dividend equivalents, provided, however, that any dividends or dividend equivalents under an Award will be subject to the same vesting and performance conditions and payment dates as the underlying Shares, and in no event shall any dividends or dividend equivalents be paid to a Participant unless and until the Award to which they relate has vested.

Performance-Based Compensation

The Compensation and Human Capital Committee may grant Awards other than a Stock Option or Stock Appreciation Right that are intended to provide remuneration solely on account of the attainment of one or more pre-established, objective performance criteria (“Performance-Based Compensation”). The vesting, payment, or value of Performance-Based Compensation will be determined by the attainment of one or more goals based on achievement against one or more “Performance Measures”, including, but not limited to:

•	capital targets (including but not limited to, variable annuity target funding and risk-based capital ratios);
•	cash flow (including but not limited to, free cash flow, gross cash flow, statutory cash flow and return on capital measured on a consolidated basis or by Company/Affiliate);
•	customer satisfaction;
•	decrease in fixed expenses;
•	earnings before or after taxes, interest, depreciation, and/or amortization and including/excluding capital gains and losses;
•	earnings per Share;
•	gross or operating margins;
•	growth of assets under management;
•	expense targets or ratio or other expense-related target measures;

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•	net earnings or net income (before or after taxes);
•	net sales and/or sales growth;
•	net operating earnings;
•	operating earnings (on a consolidated basis or by Company/Affiliate);
•	operating earnings per Share;
•	operating efficiency (including but not limited to, decreases in operating expense);
•	operating return on equity;
•	productivity ratios;
•	ratings from rating agencies (including but not limited to, maintaining a minimum rating or an increase in rating)
•	return measures (including, but not limited to, return on assets, capital, equity, or sales);
•	revenue growth;
•	Share price (may include, but is not limited to, growth measures and total stockholder return); and
•	value of new business.

Change of Control

The following paragraphs describe how awards under the Employee Plan would be affected in the event of a Change of Control (as defined below), except as otherwise provided in the Award Agreement or other agreement between the individual and Brighthouse.

Change of Control, as defined in the Employee Plan, occurs if:

•	a person acquires (other than directly from Brighthouse Financial) securities representing 30% or more of the combined voting power of Brighthouse Financial’s outstanding securities;
•

within any 24-month period the persons who were serving as members of Brighthouse Financial’s Board (the “Incumbent Directors”) cease to constitute a majority of the members of Brighthouse Financial’s Board (provided that any Directors elected to the Board by a majority of the Incumbent Directors then still in office will be treated as Incumbent Directors for this purpose)

•

a merger, reorganization, or similar transaction (including a sale of substantially all assets) occurs, where Brighthouse Financial’s stockholders immediately prior to such transaction control less than a majority of the voting power in the surviving, resulting, or acquiring entity immediately after the transaction; or

•

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or the approval by the Board of a plan of complete or partial liquidation or dissolution of an Affiliate of the Company that is a life insurance operating company, which Affiliate’s assets represent fifty percent (50%) or more of the combined assets of all Affiliates of the Company that are life insurance operating companies measured as of the date immediately preceding the date the liquidation or dissolution is approved.

The Compensation and Human Capital Committee may reasonably determine in good faith prior to the occurrence of a Change of Control that a successor to Brighthouse will honor or assume an Award under the Employee Plan, or that the successor will substitute new rights (in each case as defined in the Employee Plan, an “Alternative Award”). In the event that a participant holds an Alternative Award, the vesting or exercisability of the Award will not be accelerated by reason of the Change of Control. If the successor makes no Alternative Award, the Change of Control will affect Awards as described below.

If a successor does not honor or assume outstanding Awards, outstanding Stock Options and Stock Appreciation Rights will become immediately exercisable and, if an individual’s employment is involuntarily terminated for any reason other than Cause (as defined in the Employee Plan) within 12 months following the Change of Control, the individual will have until the earlier of the term of the Stock Option or Stock Appreciation Right or 12 months following such termination date to exercise the Stock Options or Stock Appreciation Rights. Any forfeiture provisions or other restrictions on Restricted Stock or Restricted Stock Units will lapse. The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares (including Awards intended to be Performance-Based Compensation)

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will be deemed fully earned based on attainment of target performance as of the effective date of the Change of Control, and the vesting of all such Awards denominated in Shares or cash will be accelerated and be paid to individuals in the specified form within 30 days following the effective date of the Change of Control. All Cash-Based Awards and Stock-Based Awards will vest immediately and be paid as determined by the Compensation and Human Capital Committee.

Rather than the treatment discussed in the preceding paragraph, the Compensation and Human Capital Committee may unilaterally determine that all outstanding Awards under the Employee Plan are cancelled and the value of each award, as determined by the Compensation and Human Capital Committee in accordance with the Employee Plan and Award Agreement, will be paid out in cash in an amount based on the Change of Control Price (no payment, however, will be made on account of a Stock Option or Stock Appreciation Right using a value higher than the fair market value on the date of the settlement). “Change of Control Price” means the highest price per Share offered in conjunction with the Change of Control (determined by the Compensation and Human Capital Committee in good faith if any part of the price is payable other than in cash) or, if the Change of Control occurs solely due to a change in the composition of the Board, the highest fair market value of the Shares on any of the 30 trading days prior to the Change of Control.

Amendment and Termination; Miscellaneous Terms

The Compensation and Human Capital Committee or Board may, at any time, amend, suspend, or terminate the Employee Plan in whole or in part, except that Stock Options and Stock Appreciation Rights will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Stock Option or Stock Appreciation Right, or by grant of another Award or payment in cash, without stockholder approval (other than in the case of an Award Adjustment or SAR Substitution). To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the stockholders of Brighthouse Financial. No termination, amendment, or suspension of the Employee Plan will adversely affect in any material way any Award previously granted under the Employee Plan without the written consent of the Award recipient.

The Employee Plan does not limit the right of Brighthouse or any of its affiliates to establish any other compensation or benefit plans or programs. Except as otherwise stated in any other benefit plan or program, no Award under the Employee Plan is treated as compensation for purposes of calculating anyone’s rights under any such other plan or program.

No awards under the Employee Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution, except that the Compensation and Human Capital Committee may provide for transfers without consideration. Except as so provided by the Compensation and Human Capital Committee, no other Award made under the Employee Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution.

Subject to the provisions of the Plan, the Compensation and Human Capital Committee shall have the full authority, in its sole discretion, to accelerate the time or times at which awards become vested, unrestricted or exercisable.

Clawback

All awards under the Employee Plan are subject to any Brighthouse Financial performance-based compensation recoupment policy in effect from time to time. For more information about the Company’s current recoupment policies, please see “Compensation Discussion & Analysis — Section 3 — Additional Compensation Practices and Policies — Compensation Recovery Policies.”

Additional Information

Under the Employee Plan, each Share issued, regardless of the form of award that causes the payment, will count equally as one Share deducted from the total number of shares reserved for issuance as compensation.

Brighthouse Financial | 2025 Proxy Statement

Proposal 4 — Approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	87

New Plan Benefits

No Awards have been granted, and no Shares have been issued, with respect to the Share increase for the Employee Plan for which stockholder approval is sought under this proposal. Awards under the Employee Plan will remain subject to the Compensation and Human Capital Committee’s discretion. As a result, we cannot determine the number or type of Awards that will be granted to any participant under the Employee Plan for the Company’s 2025 calendar year or in any subsequent calendar years. The Awards granted in 2024 under the Prior Plan would not have changed if the Employee Plan had been in place during 2024.

Stockholder Approval

If stockholders approve the Employee Plan, Brighthouse Financial plans to file a Registration Statement on Form S-8 with the SEC to register the Shares available for issuance under the Employee Plan.

The Board of Directors recommends that stockholders vote FOR the approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan.

The Board recommends that you vote “FOR” this proposal.

2025 Proxy Statement | Brighthouse Financial

88	The Annual Meeting, Voting, and Other Information

The Annual Meeting, Voting, and Other Information

Overview

Our Board is soliciting proxies in connection with our Annual Meeting. Under SEC rules, when the Board asks you for your proxy, it must provide you with a proxy statement and certain other materials (including an annual report to stockholders) containing certain required information. These materials will be first made available, sent, or given to stockholders on April 29, 2025.

The “Proxy Materials” include:

•	this Proxy Statement;
•	a notice of our 2025 Annual Meeting of Stockholders (which is attached to this Proxy Statement); and
•	our 2024 Annual Report.

If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also include a proxy card or voting instruction form. If you received or accessed these materials via the internet, your proxy card or voting instruction form is available to be filled out and executed electronically.

Attending the Annual Meeting

Brighthouse Financial will hold its Annual Meeting solely by means of remote communication via the internet (a “virtual meeting”). All stockholders as of the Record Date of April 14, 2025 will be able to attend, vote, and participate in the meeting by remote communication.

Date and Time

Thursday, June 12, 2025, at 8:00 a.m., Eastern Time

Annual Meeting Website

For admission to the Annual Meeting, please log on to our annual meeting website at www.virtualshareholdermeeting.com/BHF2025.

Who May Attend

Only holders of shares as of the Record Date, or their authorized representatives or proxies, may attend and participate in the Annual Meeting. Any person who was not a stockholder as of the Record Date may attend the Annual Meeting as an observer, but will not be able to vote or ask questions.

How to Attend the Annual Meeting

For admission to the Annual Meeting, please log on to our annual meeting website at www.virtualshareholdermeeting.com/BHF2025.

The virtual meeting platform is supported across various browsers and devices. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting.

We encourage you to access the Annual Meeting prior to the start time to allow ample time for online check-in. The website will be open for check-in beginning at 7:30 a.m., Eastern Time, on the date of the Annual Meeting.

If you experience any difficulties accessing the Annual Meeting website or at any time during the Annual Meeting, please call the technical support number posted on www.virtualshareholdermeeting.com/BHF2025.

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To attend and participate in the Annual Meeting online, you will need your “Control Number.” The Control Number is a 16-digit number that you can find in the Notice of Internet Availability (if you received proxy materials via electronic delivery), proxy card (if you are a stockholder of record who received proxy materials by mail), or voting instruction form (if you are a beneficial owner who received proxy materials by mail). Beneficial owners who do not have a control number should follow the instructions provided on the voting instruction form or otherwise provided by your bank, broker, or other nominee.

If you do not have your Control Number, you will be able listen to the Annual Meeting webcast as an observer, but you will not be able to vote or to ask questions.

How to Participate in the Annual Meeting

To encourage stockholder participation in the virtual meeting format of the Annual Meeting, we have adopted the following practices.

Rules of Conduct. We will post to the Annual Meeting website the “Rules of Conduct,” which will address the rules for participating in the Annual Meeting, including the types of questions that will be allowed, how we will respond to the questions, and the number of questions allowed per stockholder.

Stockholders are encouraged to ask questions. Stockholders who wish to submit a question in advance may do so from April 29, 2025, to June 11, 2025, at www.ProxyVote.com, by entering your Control Number and clicking on “Question for Management.” Stockholders also may submit questions live during the Annual Meeting by logging in to the Annual Meeting at www.virtualshareholdermeeting.com/BHF2025 with your Control Number and typing your question into the “Ask a Question” field.

During the meeting, we will address as many appropriate stockholder-submitted questions as we are able. As soon as practicable, we will post responses to appropriate questions that we were not able to address during the Annual Meeting on our website at http://investor.brighthousefinancial.com.

Availability of Recording. A recording of the Annual Meeting will be available to the public on our Annual Meeting website at www.virtualshareholdermeeting.com/BHF2025 until our 2026 annual meeting of stockholders.

Technical Support. If you experience any technical difficulties accessing the Annual Meeting website or at any time during the Annual Meeting, please call the technical support number posted on www.virtualshareholdermeeting.com/BHF2025.

Directors’ Attendance at the Annual Meeting

Directors are expected to attend all annual meetings of stockholders. This year, our Directors will participate in our virtual meeting via remote communication. All current Directors serving at the time of our 2024 Annual Meeting attended that meeting.

Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting

There were 57,687,866 shares outstanding as of the close of business on the Record Date of April 14, 2025. All stockholders of record of shares at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share outstanding as of the Record Date is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Your Vote is Important

The Board requests that you submit a proxy to vote your shares as soon as possible. Your voting instructions are confidential and will not be disclosed to persons other than those recording the vote, except if you make a written comment on the proxy card, otherwise communicate your vote to management, or authorize such disclosure.

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90	The Annual Meeting, Voting, and Other Information

Quorum Requirement

The holders of a majority of the shares outstanding as of the Record Date must be present in person or by proxy to constitute a quorum to conduct the Annual Meeting. Shares for which valid proxies are delivered or that are held of record by a stockholder who attends the Annual Meeting in person will be considered part of the quorum. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjourned meeting. Shares for which abstentions and “broker non-votes” (explained below) occur are counted as present and entitled to vote at the meeting for purposes of determining whether a quorum is present.

Voting Your Shares

Stockholders of Record

If your shares are registered in your name with our transfer agent, Computershare, you are a “stockholder of record” of those shares.

You may submit a proxy to vote your shares in advance of the Annual Meeting by any of the following means:

Internet
Please log on to www.ProxyVote.com and submit a proxy to vote your shares by 11:59 p.m., Eastern Time, on Wednesday, June 11, 2025.

Telephone
Please call 1-800-690-6903 to submit a proxy to vote your shares until 11:59 p.m., Eastern Time, on Wednesday, June 11, 2025.

Mail
If you received printed copies of the proxy materials and prefer to submit a proxy to vote your shares by mail, please complete, sign, date, and return your proxy card by mail so that it is received by Brighthouse Financial, Inc., c/o Broadridge Financial Solutions, Inc., prior to the Annual Meeting.

You may also attend and vote at the Annual Meeting.

Annual Meeting
You may attend the Annual Meeting virtually and cast your vote at www.virtualshareholdermeeting.com/BHF2025.

These instructions appear on your Notice or proxy card. If you submit a proxy via the internet or by telephone, please have your Notice or proxy card available for reference when you do so. If you submit a proxy via the internet or by telephone, please do not mail in your proxy card.

For stockholders of record, proxies submitted by mail, via the internet, or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you execute, date, and deliver a proxy card but do not specify how your shares are to be voted, the proxies will vote as recommended by the Board of Directors on all matters on the agenda for the Annual Meeting (see “Proposals for Your Vote”) and will use their discretion with respect to any other matters properly presented for a vote at our Annual Meeting or any postponement or adjournment thereof.

Beneficial Owners or Holders in Street Name

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are a holder of shares in “street name” or a “beneficial owner.” The organization holding your account will provide you with proxy materials. As the beneficial owner, you have the right to direct the organization how to vote the shares held in your account. You may submit voting instructions by following the directions provided to you by your broker, bank, or nominee. You may also vote by attending the Annual Meeting at www.virtualshareholdermeeting.com/BHF2025 and using your Control Number.

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If you are a holder of shares in street name and you do not submit voting instructions to your broker, bank, or other intermediary, the intermediary generally may vote your shares in its discretion only on routine matters. Intermediaries do not have discretion to vote their clients’ shares on non-routine matters in the absence of voting instructions from the beneficial owner. At the Annual Meeting, only Proposal 2 (ratification of the independent registered public accounting firm) is considered routine and may be voted upon by the intermediary if you do not submit voting instructions.

All other proposals on the Agenda for the Annual Meeting are non-routine matters, and intermediaries may not use their discretion to vote on these proposals in the absence of voting instructions from you. These “broker non-votes” will not affect the outcome of the vote with respect to Proposals 1, 3, and 4. There will be no broker non-votes associated with Proposal 2, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your shares are held in street name and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion on Proposal 2.

Voting by Participants in Retirement Plan

Charles Schwab Bank is the trustee for the portion of the New England Life Insurance Company Agents’ Retirement Plan and Trust which is invested in the Brighthouse Financial Frozen Stock Fund. As trustee, Charles Schwab Bank will vote the shares in this plan in accordance with the voting instructions given by plan participants to the trustee. Charles Schwab Bank will distribute voting instruction forms to plan participants. The trustee must receive the voting instruction of a plan participant no later than 12:00 p.m., Eastern Time, on Tuesday, June 10, 2025. The trustee will generally vote the shares held by the plan for which it does not receive voting instructions in the same proportion as the shares held by the plan for which it does receive voting instructions.

Changing Your Vote or Revoking Your Proxy

If you are a stockholder of record and wish to revoke or change your proxy instructions, you must either (1) submit a later-dated proxy via the internet or by telephone, by 11:59 p.m., Eastern Time, on Wednesday, June 11, 2025; (2) sign, date, and deliver a later-dated proxy card so that it is received before the Annual Meeting; (3) submit a written revocation; (4) send a notice of revocation via the internet at www.ProxyVote.com; or (5) attend the Annual Meeting and vote your shares. If you hold your shares in street name, you must follow the directions of your broker, bank, or other intermediary to revoke your voting instructions.

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92	The Annual Meeting, Voting, and Other Information

Vote Required for Each Proposal

Proposal 1 – Election of nine (9) Directors to each serve a one-year term ending at the 2026 Annual Meeting

Voting Options: FOR, AGAINST, or ABSTAIN

Board Recommendation: FOR each of the Company’s nominees

Vote Required: Majority of the votes cast. Any nominee who fails to receive a majority of the votes cast with respect to such nominee’s election must promptly tender his or her resignation to the Board following certification of the election results. Within 100 days following the certification of the election results, the Board will decide whether to accept the resignation and will publicly disclose its decision regarding the resignation within 110 days following certification of the election results.

Effect of Abstentions: No effect

Effect of Broker Non-Votes: No effect

Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2025

Voting Options: FOR, AGAINST, or ABSTAIN

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: There will be no broker non-votes associated with this proposal, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your shares are held in “street name” and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion.

Proposal 3 – Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers

Voting Options: FOR, AGAINST, or ABSTAIN

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: No effect

Proposal 4 – Approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

Voting Options: FOR, AGAINST, or ABSTAIN

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: No effect

Matters to be Presented

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matter not described in this Proxy Statement is properly presented at the Annual Meeting, unless otherwise provided, the proxies will use their own judgment to vote your shares. If the Annual Meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement.

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Delivery of Proxy Materials

Notice and Access

We are using “notice and access” procedures to distribute our proxy materials to our stockholders. This method reduces the cost and environmental impact of producing proxy materials and mailing them to stockholders. In accordance with “notice and access” procedures, we are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders. The Notice includes instructions on how to access the materials over the internet and how to request a paper or e-mail copy. The Notice further provides instructions on how stockholders may elect to receive proxy materials in the future in printed form or by e-mail. To select a method of delivery while voting is open, stockholders of record may follow the instructions when voting online at www.ProxyVote.com. At any time, you may also choose your method of delivery of Brighthouse Financial proxy materials by visiting https://enroll.icsdelivery.com/BHF. If you own shares indirectly through a broker, bank, or other intermediary, please contact the intermediary for additional information regarding delivery options.

Stockholders of record will have the Notice or proxy materials delivered directly to their mailing address or electronically if they have previously consented to that delivery method.

Holders of shares in street name will have the proxy materials or the Notice forwarded to them by the intermediary that holds the shares.

Eliminating Duplicative Proxy Materials

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying upon SEC rules that permit us to deliver only one set of proxy materials to multiple stockholders who share an address and last name (known as “householding”), unless we receive contrary instructions from any stockholder at that address. All stockholders sharing an address and last name may receive one copy of the Proxy Statement and one copy of the 2024 Annual Report in a single envelope, along with individual proxy cards or individual Notices for each stockholder. If you are a stockholder who shares an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll-free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

Proxy Solicitation Costs

We have engaged Sodali & Co to act as our proxy solicitor and have agreed to pay it approximately $17,500 plus reasonable expenses for such services. We will also reimburse brokers, banks, and other intermediaries and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners.

Vote Tabulation

Votes will be tabulated by Broadridge.

Inspector of Election

The Board has appointed a representative of Broadridge as Inspector of Election for the Annual Meeting.

Results of the Vote

We expect to announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the Annual Meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.

2025 Proxy Statement | Brighthouse Financial

94	The Annual Meeting, Voting, and Other Information

Other Information

Proposals for the 2026 Annual Meeting of Stockholders

Proposals for inclusion in our proxy statement

A stockholder who wishes to present a proposal for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8 must submit such proposal to the Corporate Secretary at our principal executive offices. Proposals must be received no later than the close of business on December 30, 2025, or such other date that we announce in accordance with SEC rules and our Bylaws. Proposals must comply with all requirements of Exchange Act Rule 14a-8. Submitting a proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable requirements.

Other stockholder proposals and director nominations

Under the notice provision of our Bylaws, for director nominations or other business to be properly brought before an annual meeting by a stockholder where such nominations or business is not to be included in our proxy statement, the stockholder must deliver notice in writing to our Corporate Secretary, at our principal executive offices, not later than the close of business on March 14, 2026, nor earlier than February 12, 2026. The notice must contain the notice and informational requirements described under Article II, Section 11 of our Bylaws and applicable SEC rules. The chairman of the meeting may refuse to acknowledge or introduce any stockholder nomination or business if it was not timely submitted or does not otherwise comply with our Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2026.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by Brighthouse Financial under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by SEC rules) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

Annual Report on Form 10-K

Upon written request, we will provide to stockholders, without charge, a copy of our 2024 Form 10-K, including financial statements and financial statement schedules, but without exhibits. We will also furnish to requesting stockholders any exhibit to the 2024 Form 10-K upon the payment of reasonable expenses incurred by us in furnishing such exhibit. Requests should be directed to Brighthouse Financial Investor Relations at our principal executive offices or by emailing your request to investor.relations@brighthousefinancial.com. Our 2024 Form 10-K, along with all of our other SEC filings, may also be accessed at http://investor.brighthousefinancial.com by selecting “Financial Information” and “SEC Filings,” or at the SEC’s website at www.sec.gov.

Stockholder List

A list of the stockholders as of the Record Date will be available for inspection by stockholders from June 2, 2025, to June 11, 2025, during ordinary business hours at our principal executive offices.

Principal executive offices

The address of our principal executive offices is Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, NC 28277.

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The Annual Meeting, Voting, and Other Information	95

Communicating with our Board

Our Corporate Governance Principles provide a process for stockholders to send communications to the Board. Stockholders may contact an individual Director, the Board as a group, or a specified Committee or group, including the Independent Directors as a group, by mailing such communications to:

Brighthouse Financial, Inc.

Attn: Office of the Corporate Secretary

11225 North Community House Road

Charlotte, North Carolina 28277

Each communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. As described in our Corporate Governance Principles, the Corporate Secretary will log and review each communication before forwarding it to the addressee. The Corporate Secretary will not forward items that are determined, in his or her sole discretion, to be unrelated to the duties and responsibilities of the Board (e.g., communications that are primarily commercial in nature, resumes and other forms of job inquiries, survey requests, invitations to conferences, personal grievances, etc.). For communications that are not forwarded to the addressee, the Corporate Secretary will determine, in his or her sole discretion, the most appropriate way to respond to such communications, if at all.

2025 Proxy Statement | Brighthouse Financial

96	Forward-Looking Statements; Website References

Forward-Looking Statements

This Proxy Statement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe,” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties, and other factors identified in Brighthouse Financial’s most recent Annual Report on Form 10-K, particularly in the sections entitled “Note Regarding Forward-Looking Statements and Summary of Risk Factors,” “Risk Factors,” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and Brighthouse Financial does not undertake any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Website References

Information contained on or connected to any website referenced in this Proxy Statement is not incorporated by reference in this Proxy Statement or in any other report or document we file with the SEC, and any website references are intended to be inactive textual references only, unless expressly noted. We routinely use our Investor Relations website to provide presentations, press releases, our insurance subsidiaries’ statutory filings, and other information that may be deemed important or material to investors. Accordingly, we encourage investors and others interested in the Company to review the information that we share at http://investor.brighthousefinancial.com. In addition, our Investor Relations website allows interested persons to sign up to automatically receive e-mail alerts when we make filings with the SEC.

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Other Financial Disclosures	97

Other Financial Disclosures

Combined RBC ratio

Combined RBC ratio reflects the aggregate risk-based capital (“RBC”) ratio of our insurance subsidiaries, defined as aggregate total adjusted capital of our insurance subsidiaries divided by the total of their respective company action level RBCs (which in turn is defined as the minimum amount of statutory capital and surplus set by the NAIC needed for an insurance company to support its operations, based on its size and risk profile). Combined RBC ratio is an internal metric used by the Company to manage the risk associated with its insurance products through our capital and exposure risk management strategy; it is not a metric required or used by regulators.

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Conditional Tail Expectation (“CTE”)

A statistical tail risk measure used to assess the adequacy of assets supporting variable annuity contract liabilities, which is calculated as the average amount of total assets required to satisfy obligations over the life of the contract or policy in the worst “x%” of scenarios. Represented as CTE (100 less x). Example: CTE70 represents the worst thirty percent of scenarios and CTE98 represents the worst two percent of scenarios.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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98	Other Financial Disclosures

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance subsidiaries’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, which are calculated at CTE70, and (iii) unrealized gains (losses) associated with our variable annuities and Shield hedges, net of reinsurance, and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Brighthouse Financial | 2025 Proxy Statement

Appendix A	A- 1

Appendix A

Proposal 4 – Approval of the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

BRIGHTHOUSE FINANCIAL, INC.

Amended and Restated 2017 Stock and Incentive Compensation Plan

(Effective March 27, 2025)

1.1 Establishment of the Plan.

This Amended and Restated 2017 Stock and Incentive Compensation Plan (the “Plan”) was originally adopted by the Board of Directors on August 9, 2017, and approved by the Company’s stockholders on May 23, 2018. The Plan was subsequently amended by the Board of Directors on November 16, 2018, and on November 14, 2019. The Plan was further amended and restated by the Board of Directors as set forth herein on March 27, 2025 (the “Effective Date”), subject to approval by the Company’s stockholders at the Company’s 2025 Annual Meeting. Awards granted on or before March 27, 2025, will continue to be governed by the terms of the Plan that were in effect on their respective grant date.

The Plan permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company and Affiliates by linking the personal interests of the Participants to those of the Company’s stockholders, and by providing Participants with an incentive for strong performance.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

1.3 Duration of the Plan. The Plan shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 15 herein, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) such time as all Shares subject to the Plan have been distributed, purchased or acquired according to the Plan’s provisions. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

ARTICLE 2

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2.2 “Award” means, individually or collectively, a grant under this Plan of NQSOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Stock-Based Awards, in each case subject to the terms of this Plan.

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2.3 “Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate to a Participant describing the terms and provisions of such Award. In either case, the writing may take electronic form.

2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Cash-Based Award” means an Award granted under Article 10 herein, the value of which is denominated in cash as determined by the Committee and which is not any other form of Award described in this Plan.

2.7 “Cause” means: (i) a Participant’s conviction or plea of nolo contendere to a felony; or (ii) an act of dishonesty or misconduct on a Participant’s part that results or is believed likely to result in material damage to the Company’s business or reputation; or (iii) a material violation by a Participant of Company policy, the Agreement to Protect Corporate Property or any other employment obligation or standard of conduct that has been communicated to the Participant where such violation played a role in the Company’s decision to terminate the Participant.

2.8 “Change of Control” shall occur if any of the following events occur after the Effective Date:

(i) Any Person acquires (other than directly from the Company) Beneficial Ownership, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined Voting Power of the Company’s securities;

(ii) Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors or the Board of Directors of any successor to the Company; provided, that any Director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2.8(ii); provided, further, notwithstanding the foregoing, that no individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of any agreement intended to avoid or settle any such election contest or solicitation of proxies or consents, shall be considered an Incumbent Director for purposes of this Section 2.8(ii); or

(iii) The stockholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a “Corporate Event”), and immediately following the consummation of which the stockholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than thirty percent (30%) of the consolidated assets of the Company immediately prior to such Corporate Event.

(iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or the approval by the Board of a plan of complete or partial liquidation or dissolution of an Affiliate of the Company that is a life insurance operating company, which Affiliate’s assets represent fifty percent (50%) or more of the combined assets of all Affiliates of the Company that are life insurance operating companies measured as of the date immediately preceding the date the liquidation or dissolution is approved.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the combined Voting Power of the Company’s securities as a result of acquisition of Voting Securities by the Company which, by reducing the

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number of Voting Securities outstanding, increases the proportional number of securities over which such Person has Beneficial Ownership; provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional securities that increase the then outstanding combined Voting Power of the Company’s securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

2.9 “Change of Control Price” means the highest price per share of Shares offered and accepted in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the common stock on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs.

2.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.11 “Committee” means the Compensation and Human Capital Committee of the Board of Directors, or any other duly authorized committee of the Board appointed by the Board to administer the Plan, or the Board.

2.12 “Company” means Brighthouse Financial, Inc., a Delaware corporation, and any successor thereto as provided in Article 17 herein.

2.13 “Constructively Terminated” means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, Affiliate, or person acting on behalf of either:

(i) Requiring the Employee without his/her consent to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state other than the one in which the Employee performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the Employee’s responsibilities;

(ii) In the case of an Employee, a material reduction in the Employee’s target cash compensation opportunity below the opportunity in effect at the time of a Change of Control; or

(iii) Other than an unintentional payroll error in the normal course, in the case of an Employee, failing to pay the Employee’s base salary, other wages, or employment-related benefits as required by law.

2.14 “Director” means any individual who is a member of the Board of Directors of the Company.

2.15 “Effective Date” means March 27, 2025.

2.16 “Employee” means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18 “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the National Association of Securities Dealers Automated Quotations or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of

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FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.19 “Fiscal Year” means the year commencing on January 1 and ending December 31 or other time period as approved by the Committee.

2.20 “Grant Price” means the price against which the amount payable is determined upon exercise of an SAR.

2.21 “Insider” shall mean an individual who is, on the relevant date, an “executive officer,” as defined under the Exchange Act and Rule 3b-7 (17 C.F.R. Section 240.3b-7), or an “officer” as defined under Section 16 of the Exchange Act and Rule 16a-1 (17 C.F.R. Section 240.16a-1), or any successor to such rules under the Exchange Act, as determined by the Company.

2.23 “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an incentive stock option within the meaning of Section 422 of the Code or that otherwise does not meet such requirements.

2.24 “Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of a Nonqualified Stock Option subject to the terms of this Plan.

2.25 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.26 “Participant” means an Employee who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.

2.27 “Performance-Based Compensation” means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Performance Goals.

2.28 “Performance Goal” means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more of the Performance Measures.

2.29 “Performance Measures” means measures as described in Article 11, the attainment of one or more of which shall, as determined by the Committee, determine the vesting, conditions necessary for payment to be due, or value of an Award to an Insider that are designated to qualify as Performance-Based Compensation.

2.30 “Performance Period” means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.31 “Performance Share” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.32 “Performance Unit” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33 “Period of Restriction” means the period when an Award of Restricted Stock or Restricted Stock Unit or other Stock-Based Award, if applicable, is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

2.34 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; provided, however, that

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“Person” shall not include (i) the Company or any Affiliate or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

2.35 “Restricted Stock” means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.36 “Restricted Stock Unit” means an Award denominated in units subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.37 “Share” means a share of common stock of the Company, $0.01 par value per Share.

2.38 “Stock Appreciation Right” or “SAR” means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.39 “Stock-Based Award” means an equity-based or equity-related Award granted under Article 10 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.40 “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.41 “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3

ADMINISTRATION

3.1 General. The Committee and its delegates shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee and its delegates shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2 Authority of the Committee. The Committee shall have full discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 15, adopting modifications and amendments, or subplans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and Affiliates operate.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more Directors or officers of the Company or its Affiliates, any of its duties or powers as it may deem advisable; provided, however, that any such delegate shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated pursuant to this Section 3.3. Subject to the terms of the previous sentence, the Committee may delegate to any individual(s) such administrative duties or powers as it may deem advisable. By approving this Plan as drafted, the Committee hereby delegates each of its administrative powers under this Plan to the officer who is Head of Compensation and Benefits at the Company.

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ARTICLE 4

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be the sum of (a) 910,000 and (b) 1,879,624 (such total number of Shares, including those resulting from adjustments authorized under the Plan, the “Total Share Authorization”). Any Shares issued in connection with any Award shall be counted against the limit as one (1) Share for every one (1) Share issued. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options shall be equal to the Total Share Authorization.

Awards that are not settled in Shares shall not reduce any of the Total Share Authorization. If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares underlying such unexercised Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Awards under this Plan. If any Shares of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units or Stock Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased Shares of Restricted Stock, or Shares underlying any Performance Share, Performance Unit, Restricted Stock Unit, Stock Unit or other Stock-Based Award shall again be available for the purposes of Awards under this Plan.

Notwithstanding anything else herein, (i) the total number of Options, Stock Appreciation Rights or other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the Shares underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any Shares used to pay any exercise price on any Award granted under the Plan that is subject to exercise (including, without limitation, any Options, Stock Appreciation Rights or other Stock-Based Awards (subject to exercise)) and (iii) any Shares used to satisfy tax withholding obligations with respect to any and all Awards granted under the Plan, shall in each case be counted against the Total Share Authorization and shall no longer be available for purposes of granting Awards under this Plan. In addition, Shares repurchased by the Company on the open market using proceeds from the exercise of any Award shall not increase the Total Share Authorization available for future grant of Awards hereunder.

The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Restricted Stock or Restricted Stock Units. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

Unless and until the Committee determines that an Award to an Insider shall not be designated as Performance-Based Compensation, the following limits (“Award Limits”) shall apply to grants of Awards to Insiders under the Plan:

(a) Options and SARs: The maximum aggregate number of Shares that may be granted in the form of Options or Stock Appreciation Rights, pursuant to any Award granted in any one Fiscal Year to any one Participant, shall be two million (2,000,000).

(b) Restricted Stock/Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock/Restricted Stock Units granted in any one Fiscal Year to any one Participant shall be one million (1,000,000).

(c) Performance Shares/Performance Units: The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one Fiscal Year shall be one million (1,000,000) Shares, or equal to the value of one million (1,000,000) Shares determined as of the date of vesting or payout, as applicable.

(d) Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Fiscal Year may not exceed ten million dollars ($10,000,000) determined as of the date of vesting or payout, as applicable.

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(e) Stock Awards: The maximum aggregate grant with respect to Awards of Stock-Based Awards in any one Fiscal Year to any one Participant shall be one million (1,000,000).

4.2 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan. The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive, and binding on Participants under the Plan.

Subject to the provisions of Article 15 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, or conversion as provided in the previous sentence.

4.3 Minimum Vesting, Performance Period and Period of Restriction. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award of NQSOs, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or other Stock-Based Award (collectively, “Equity Awards”), (i) the Period of Restriction with respect to any such Award of Restricted Stock, Restricted Stock Units or other Stock-Based Award, (ii) the Performance Period with respect to any such Award of Performance Shares, Performance Units or other Stock-Based Award and (iii) the vesting period with respect to any such NQSO, Stock Appreciation Right or other Stock-Based Award shall each be no less than one (1) year; provided, that, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of the Equity Award in connection with death, disability, retirement, a Change of Control or involuntary termination; and provided further, that, subject to the limitations set forth in Section 4.1, Equity Awards with respect to up to five percent (5%) of the Total Share Authorization may be granted that are not subject to the foregoing limitations.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

5.1 Eligibility. Individuals eligible to participate in the Plan include all Employees.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee or the officer who is the Head of Compensation and Benefits for the Company may, from time to time, select from all eligible Employees, those who will be granted Awards and shall set the nature, terms, and amount of each Award. However, with regard to Employees who are Insiders, only the Committee may determine the individuals eligible for an Award and use its discretion to determine the nature, terms, and amount of each Award.

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ARTICLE 6

STOCK OPTIONS

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price may include an Option Price based (i) on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) an Option Price that is set at a premium to the FMV of the Shares on the date of grant, or (iii) an Option Price that is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee in its discretion.

6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full in a form and method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Committee shall cause to be delivered to the Participant Share certificates, evidence of book entry Shares, or other evidence of Share ownership determined by the Company, in each case in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/ or traded.

6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

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6.9 Nontransferability of Options. Except for: (1) transfers without consideration for which the Committee may provide in a Participant’s Award Agreement at the time of grant or otherwise, or (2) transfers of specific vested or currently exercisable options exclusively to a former spouse under the terms of a final divorce decree issued by a court of competent jurisdiction, each NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or otherwise by the Committee consistent with this Section 6.9, all NQSOs granted to a Participant under this Article 6 shall be exercisable during the Participant’s lifetime only by such Participant.

6.10 Substituting SARs. Regardless of the terms of the Award Agreement, the Committee shall have the right to substitute SARs for outstanding Options granted to any Participant, provided that (i) the substituted SARs call for settlement by the issuance of Shares or by the issuance of Shares or cash as determined by the Committee in its discretion, and (ii) the terms of the substituted SARs and economic benefit of such substituted SARs (including the difference between the Grant Price and Fair Market Value of the Shares associated with the SARs compared to the difference between the Option Price and Fair Market Value of the Shares underlying the Options) are equivalent to the terms and economic benefit of the Options being replaced, as determined by the Committee; provided, further, that the substituted SARs shall be consistent with the third paragraph of Section 7.1. The Committee may, based on a determination that this Section 6.10 creates adverse accounting consequences for the Company or otherwise, nullify this Section 6.10.

6.11 Dividends and Other Distributions. Holders of Options granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.

The SAR Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price may include a Grant Price based on (i) one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or (iii) is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion.

The compensation payable under the SAR shall not exceed the excess of the FMV of the Shares underlying the Options (disregarding any lapse restrictions) on the date the SARs are exercised over the amount specified on the date of grant. The number of Shares subject to the SARs must be fixed on or before the date of grant, the exercise price of the SARs may not be less than the FMV of the Shares underlying the SARs (disregarding any lapse restrictions) on the date of grant. The terms of the SARs may not permit the deferral of compensation from the SARs beyond the date the SARs are exercised.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and reflected in the Award agreement. Except as otherwise determined by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

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7.5 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the FMV of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the SAR.

7.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.7 Nontransferability of SARs. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 7.7, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

7.8 Other Restrictions. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

7.9 Dividends and Other Distributions. Holders of SARs granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.

ARTICLE 8

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.

8.3 Nontransferability of Restricted Stock and Restricted Stock Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each of the Shares of Restricted Stock and/or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement or otherwise. All rights with respect to the Restricted Stock and/or Restricted Stock

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Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as provided in the Award Agreement or otherwise by the Committee consistent with this Section 8.3.

8.4 Other Restrictions. The Committee shall impose, in the Award Agreement or otherwise, such other conditions and/ or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee subject to Section 18.5, the Company may retain any certificates issued to represent Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse and appropriate taxes are paid. The Company may make appropriate notations in any book entry register of the restrictions on transferability and potential for forfeiture.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following (or legend of similar effect determined by the Committee): The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Amended and Restated Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Brighthouse Financial, Inc.

8.6 Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion; provided, however, that any dividends or dividend equivalents under an Award will be subject to the same vesting and performance conditions and payment dates as the corresponding Restricted Stock or Restricted Stock Units, as applicable, and in no event shall any dividends or dividend equivalents be paid to a Participant unless and until the Award to which they relate has vested. The Committee may apply any additional restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units; provided, however, that in no event shall dividends or dividend equivalents be paid or distributed until the vesting restrictions of the corresponding Award lapse.

8.8 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

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8.9 Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or otherwise by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.

ARTICLE 9

PERFORMANCE SHARES AND PERFORMANCE UNITS

9.1 Grant of Performance Shares and Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Shares and Performance Units. Each Performance Share shall have an initial value equal to the FMV of a Share on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant and, to the extent the Committee establishes such initial value with relation to the value of a Share, shall have an initial value equal to the FMV of a Share on the date of grant. The Committee shall set performance criteria for a Performance Period in its discretion which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and documented in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.

9.3 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the Shares received pursuant to such Award for a specified period of time.

9.4 Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/ Performance Units at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or reserved for later determination.

9.5 Dividends and Other Distributions. Except as provided in Section 4.2, no one holding Performance Shares or Performance Units will receive dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the Shares.

9.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant’s employment with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares/ Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.7 Nontransferability of Performance Shares and Performance Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each

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Performance Share/ Performance Unit granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 9.7, a Participant’s rights under the Plan shall inure during his or her lifetime only to such Participant.

ARTICLE 10

CASH-BASED AWARDS AND STOCK-BASED AWARDS

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time and time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2 Value of Cash-Based Awards. Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish performance criteria in its discretion. If the Committee exercises its discretion to establish such performance criteria, the number and/or value of Cash-Based Awards that will be paid out to the Participant will be determined, in the manner determined by the Committee, by the extent to which the performance criteria are met.

10.3 Payment in Consideration of Cash-Based Awards. Subject to the terms of this Plan, the holder of a Cash-Based Award shall be entitled to receive payout on the value of Cash-Based Award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved.

10.4 Form and Timing of Payment of Cash-Based Awards. Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate FMV shall be determined by the Committee). Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10.5 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7 Nontransferability of Cash-Based Awards and Stock-Based Awards. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Cash-Based Award and Stock-Based Award granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 10.7, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

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10.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Stock-Based Awards granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion; provided, however, that any dividends or dividend equivalents under an Award will be subject to the same vesting and performance conditions and payment dates as the corresponding Stock-Based Award, and in no event shall any dividends or dividend equivalents be paid to a Participant unless and until the Award to which they relate has vested. The Committee may apply any additional restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents; provided, however, that in no event shall dividends or dividend equivalents be paid or distributed until the vesting restrictions of the corresponding Award lapse.

ARTICLE 11

PERFORMANCE-BASED COMPENSATION AND PERFORMANCE MEASURES

The Committee may condition the vesting or payment of an Award on the attainment of one or more Performance Goals, as determined by the Committee in its discretion. Each Performance Measure, subject to any other provisions of this Article 11 and the Plan and to the extent applicable, may be calculated in accordance with generally accepted accounting principles applicable to the Company, statutory accounting principles, or in a manner consistent with the Company’s publicly disclosed calculation method for the specified measure. Each Award subject to a Performance Measure will be adjusted to such method of calculation as may be provided by the Committee in any Award Agreement or otherwise connection with the establishment of or any evaluation of attainment of a Performance Goal, including, but not limited to:

(a) Capital targets (including but not limited to, variable annuity target funding and risk-based capital ratios);

(b) Cash flow (including but not limited to, free cash flow, gross cash flow, statutory cash flow and return on capital measured on a consolidated basis or by Company/Affiliate);

(c) Customer satisfaction;

(d) Decrease in fixed expenses;

(e) Earnings before or after taxes, interest, depreciation, and/or amortization and including/excluding capital gains and losses;

(f) Earnings per share;

(g) Gross or operating margins;

(h) Growth of assets under management;

(i) Expense targets or ratio or other expense-related target measures;

(j) Net earnings or net income (before or after taxes);

(k) Net sales and/or sales growth;

(l) Net operating earnings;

(m) Operating earnings (on a consolidated basis or by Company/Affiliate);

(n) Operating earnings per share;

(o) Operating efficiency (including but not limited to, decreases in operating expense);

(p) Operating return on equity;

(q) Productivity ratios;

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(r) Ratings from rating agencies (including but not limited to, maintaining a minimum rating or an increase in rating);

(s) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(t) Revenue growth;

(u) Share price (may include, but is not limited to, growth measures and total shareholder return);

(v) Value of new business (VNB).

Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit of the Company or any individual Affiliate of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate. In the Award Agreement, the Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goal(s).

The Committee may provide in any Award Agreement or otherwise in connection with an Award that any evaluation of attainment of a Performance Goal may include or exclude certain items, including, but not limited to, any of the following events that occurs during the relevant period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items, including but not limited to those described in Accounting Standards Codification 225-20, Income Statement: Extraordinary and Unusual Items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) defined and publicly disclosed loss mitigation strategies that improve Company solvency but may impact performance.

To the extent that applicable securities laws permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

ARTICLE 12

BENEFICIARY DESIGNATION

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. To the extent permitted by the Committee in the Award Agreement or otherwise, a Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. Except to the extent otherwise determined by the Committee in the Award Agreement or otherwise, if no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death then the beneficiary shall be the individual named by the Participant as the beneficiary for their employer-provided life insurance coverage. If there is no beneficiary for employer-provided life insurance coverage for any reason, then the beneficiary shall be the Participant’s estate.

Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

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ARTICLE 13

RIGHTS OF EMPLOYEES

13.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company or an Affiliate and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, transfer of employment of a Participant between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment. The Committee may stipulate in a Participant’s Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed a termination of employment for purposes of an Award.

13.2 Participation. No Employee shall have the right to be selected to receive an Award. No Employee, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

13.3 Rights as a Stockholder. A Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 14

CHANGE OF CONTROL

14.1 Alternative Awards. Notwithstanding Section 14.2 below, no cancellation, acceleration of vesting, lapsing of restrictions, payment of Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Article 17; provided that any such Alternative Award must:

(a) Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change of Control;

(b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c) Have substantially equivalent economic value to such Award (determined at the time of the Change of Control); and

(d) Have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated or Constructively Terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

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14.2 Accelerated Vesting and Payment. Subject to the provisions of Section 14.1 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange:

(a) Any and all Options and SARs granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment is involuntarily terminated for any reason except Cause within twelve (12) months following such Change of Control, the Participant shall have until the earlier of (i) twelve (12) months following such termination date, or (ii) the term of the Option or SAR, to exercise such Options or SARs;

(b) Any Period of Restriction and other restrictions imposed on Restricted Stock, Restricted Stock Units or Stock-Based Awards shall lapse, and Restricted Stock Units shall be immediately payable;

(c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares (including but not limited to Awards intended to be Performance-Based Compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control:

(i) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control; and

(ii) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control; and

(d) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately vest and pay out all Cash-Based Awards and other Stock-Based Awards as determined by the Committee.

The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change of Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made on account of an Option or SAR using a value higher than the FMV on the date of settlement. In the event the Change of Control Price is less than or equal to the Option Price of an Option or the Grant Price of a SAR, such Option or SAR may be canceled without payment.

ARTICLE 15

AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

15.1 Amendment, Modification, Suspension, and Termination. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided, however, that:

(a) Without the prior approval of the Company’s stockholders, Options and SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Option or SAR or the grant of another Award or payment in cash in substitution of such Options or SARs.

(b) To the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation, or exchange requirement.

15.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.2 hereof) affecting the Company or the

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financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

15.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Notwithstanding the prior sentence, any discretionary actions reserved to the Committee under the Plan, Award Agreements and any administrative rules documents are deemed not to adversely affect Award holder rights and do not need written consent of the Participant.

15.4 Acceleration. Subject to the provisions of the Plan and the restrictions imposed by Section 4.3, the Committee shall have the full authority, in its sole discretion, to accelerate the time or times at which Awards become vested, unrestricted or exercisable.

ARTICLE 16

WITHHOLDING

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Participant’s FICA or other employment tax obligations or tax penalties that can be assessed against the participant including those under Section 409A of the Code), that the Company or any Affiliate determines is required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares, or withholding taxes from other compensation available and payable to the Participant. Alternatively, the Participant may make other arrangements for the payment of taxes, in either case on such conditions as the Committee specifies.

ARTICLE 17

SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

ARTICLE 18

GENERAL PROVISIONS

18.1 Forfeiture Events. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of events in addition to any otherwise applicable vesting or performance conditions of an Award, to the extent consistent with law. Such events shall include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates or in conditions under which the Participant is subject to compensation recoupment under any such policy in effect from time to time. If all or any portion of an Award granted under the Plan, or the delivery of Shares pursuant thereto, would

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fail to comply with applicable law, listing rule or other regulation, such Award may be settled in cash in the sole discretion of the Committee.

All Awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any applicable clawback, forfeiture or other similar policy adopted by the Board and as in effect from time to time; and (ii) applicable law.

18.2 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

18.3 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.4 Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares or make such other representations, warranties, or covenants that the Committee shall determine to be necessary or appropriate to assure that the grant, terms, and/or payment of any Award complies with applicable law.

18.5 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.

18.6 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company (including, without limitation, with respect to an Award to an Employee outside the United States or otherwise) the Award shall be a general, unsecured obligation of the Affiliate and not any obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

18.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines to round payments up to the nearest whole Share, determines that payment shall be made in cash, or determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

18.8 Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights, accruals or benefits under any such other plan, policy, program, or arrangement.

2025 Proxy Statement | Brighthouse Financial

A- 20	Appendix A

18.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

ARTICLE 19

LEGAL CONSTRUCTION

19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s or the Affiliate’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

To the extent that Code Section 409A applies to an Award under this Plan, this Plan and all of the terms of that Award are intended to comply with Code Section 409A and shall be interpreted accordingly.

19.4 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

Brighthouse Financial | 2025 Proxy Statement

Brighthouse Financial

11225 North Community House Road

Charlotte, NC 28277

© 2025 BRIGHTHOUSE FINANCIAL, INC.

Brighthouse FINANCIAL®

BRIGHTHOUSE FINANCIAL, INC.
11225 N COMMUNITY HOUSE RD
CHARLOTTE, NC 28277
ANNUAL MEETING INFORMATION

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
In Advance of the Annual Meeting - Go to **www.ProxyVote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 p.m., Eastern Time on June 11, 2025. Have your Proxy Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Annual Meeting - Go to **www.virtualshareholdermeeting.com/BHF2025**

To attend the virtual annual meeting and cast your vote live, visit our annual meeting website. Have the number that is printed in the box marked by the arrow on this Proxy Card available and then follow the instructions. There will be no physical location at which stockholders may attend the meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions by 11:59 p.m., Eastern Time on June 11, 2025. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW WITH AN X IN BLUE OR BLACK INK AS FOLLOWS:

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

V70385-P24852

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

BRIGHTHOUSE FINANCIAL, INC.

A. The Board of Directors recommends a vote FOR each of the Director nominees listed, and FOR Proposals 2, 3 and 4.

Nominees:	For	Against	Abstain
1a. C. Edward ("Chuck") Chaplin	☐	☐	☐
1b. Stephen C. ("Steve") Hooley	☐	☐	☐
1c. Michael J. Inserra	☐	☐	☐
1d. Carol D. Juel	☐	☐	☐
1e. Eileen A. Mallesch	☐	☐	☐
1f. Diane E. Offereins	☐	☐	☐
1g. Eric T. Steigerwalt	☐	☐	☐
1h. Paul M. Wetzel	☐	☐	☐
1i. Lizabeth H. Zlatkus	☐	☐	☐

B. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, trustee, guardian, corporate officer, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 12, 2025 at 8:00 AM, Eastern Time:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.ProxyVote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

V70386-P24852

BRIGHTHOUSE FINANCIAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Jacob M. Jenkelowitz, Allie Lin, Bruce H. Schindler and Eric T. Steigerwalt, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIGHTHOUSE FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time on June 12, 2025 solely by means of remote communication via the internet and any adjournment or postponement thereof, on all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED: "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED UNDER PROPOSAL 1; "FOR" PROPOSAL 2; "FOR" PROPOSAL 3; AND "FOR" PROPOSAL 4.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THE OTHER SIDE OF THIS CARD.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Brighthouse FINANCIAL®

BRIGHTHOUSE FINANCIAL, INC.
11225 N COMMUNITY HOUSE RD
CHARLOTTE, NC 28277
ANNUAL MEETING INFORMATION

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Go to **www.ProxyVote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information by 12:00 p.m., Eastern Time on June 10, 2025. Have this card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions by 12:00 p.m., Eastern Time on June 10, 2025. Have this card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date this card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To attend the virtual meeting, go to www.virtualshareholdermeeting.com/BHF2025 during the meeting. Have the 16-digit control number that is printed in the box marked by the arrow on this card available and then follow the instructions. There will be no physical location at which stockholders may attend the meeting.

TO VOTE, MARK BLOCKS BELOW WITH AN X IN BLUE OR BLACK INK AS FOLLOWS:

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

V70387-Z89277

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRIGHTHOUSE FINANCIAL, INC.

A. The Board of Directors recommends a vote FOR each of the Director nominees listed, and FOR Proposals 2, 3 and 4.

Nominees:	For	Against	Abstain
1a. C. Edward ("Chuck") Chaplin	☐	☐	☐
1b. Stephen C. ("Steve") Hooley	☐	☐	☐
1c. Michael J. Inserra	☐	☐	☐
1d. Carol D. Juel	☐	☐	☐
1e. Eileen A. Mallesch	☐	☐	☐
1f. Diane E. Offereins	☐	☐	☐
1g. Eric T. Steigerwalt	☐	☐	☐
1h. Paul M. Wetzel	☐	☐	☐
1i. Lizabeth H. Zlatkus	☐	☐	☐

B. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, trustee, guardian, corporate officer, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.ProxyVote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

V70388-Z89277

BRIGHTHOUSE FINANCIAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Jacob M. Jenkelowitz, Allie Lin, Bruce H. Schindler and Eric T. Steigerwalt, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIGHTHOUSE FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time on June 12, 2025 solely by means of remote communication via the internet and any adjournment or postponement thereof, on all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card, the terms of applicable plan documents and applicable law.

Plan Participants
Charles Schwab Bank is the Trustee (the "Plan Trustee") of the New England Life Insurance Company Agents' Retirement Plan and Trust referred to herein as the "Plan."

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Brighthouse Financial, Inc. Common Stock ("Shares") that are allocated to your Plan account and shown on the reverse of this card. The Plan Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may instruct the Plan Trustee how to vote by telephone, Internet or by signing and returning this card. See the reverse side of this form for instructions on how to vote. A postage-paid envelope is enclosed. The Plan Trustee must receive your voting instructions no later than 12:00 p.m., Eastern Time on June 10, 2025 to vote in accordance with the instructions.

The Plan Trustee will vote your Plan Shares in accordance with the specifications indicated by you on the reverse of this card. **If the Plan Trustee does not receive your instructions by 12:00 p.m., Eastern Time on June 10, 2025, or if you sign and return this card and no specifications are indicated, the Plan Trustee will vote your Plan Shares in the same proportion as the Plan Shares for which it has received instructions. On any matters other than those described on the reverse of this card that may be presented for a vote at the 2025 Annual Meeting and any adjournments or postponements thereof, your Plan Shares will be voted in the discretion of the proxies appointed by the stockholders of Brighthouse Financial, Inc. subject to the terms of the applicable plan documents and applicable law.**

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THE OTHER SIDE OF THIS CARD.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE